UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund:  BlackRock Series Fund, Inc.
                 BlackRock Balanced Capital Portfolio
                 BlackRock Fundamental Growth Portfolio
                 BlackRock Global Allocation Portfolio
                 BlackRock Government Income Portfolio
                 BlackRock High Income Portfolio
                 BlackRock Large Cap Core Portfolio
                 BlackRock Money Market Portfolio
                 BlackRock Total Return Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
     BlackRock Series Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 456-4587

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1 - Report to Stockholders

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================================================================================

BlackRock Series Fund, Inc.
---------------------------

o   BlackRock Balanced Capital Portfolio
o   BlackRock Fundamental Growth Portfolio
o   BlackRock Global Allocation Portfolio
o   BlackRock Government Income Portfolio
o   BlackRock High Income Portfolio
o   BlackRock Large Cap Core Portfolio
o   BlackRock Money Market Portfolio
o   BlackRock Total Return Portfolio

Annual Report
December 31, 2008

--------------------------------------------------------------------------------

A Letter to Shareholders
================================================================================

Dear Shareholder

The present time may well be remembered as one of the most tumultuous periods in financial market history. Over the past year, the bursting of the housing bubble and the resultant credit crisis swelled into an all-out global financial market meltdown that featured the collapse of storied financial firms, volatile swings in the world's financial markets and monumental government responses designed to prop up the economy and stabilize the financial system.

The US economy appeared relatively resilient through the first half of 2008, when rising food and energy prices stoked fears of inflation. The tenor changed dramatically in the second half, as inflationary pressure subsided amid plummeting oil prices, while economic pressures escalated in the midst of a rapid deterioration in consumer spending, employment and other key indicators. By period-end, the National Bureau of Economic Research had confirmed what most already knew--the United States was in a recession, which officially began in December 2007. The Federal Reserve Board (the "Fed"), after slashing interest rates aggressively in the early months of the year, resumed that rate-cutting campaign in the fall, with the final reduction in December bringing the target federal funds rate to a record low range of between zero and 0.25%. Importantly, the central bank pledged that future policy moves to revive the global economy and financial markets would comprise primarily of nontraditional and quantitative easing measures, such as capital injections, lending programs and government guarantees.

Against this backdrop, US equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Declines were significant and broad-based, though smaller cap stocks posted somewhat better relative performance. Non-US stocks started off the year stronger, but quickly lost ground as the credit crisis revealed itself to be global in nature and as the global economy turned south. Overall, domestic equities notched better results than non-US equities, reversing the prior years' trend of international equity outperformance.

In fixed income markets, investors shunned risky assets and sought the safety and liquidity of US Treasury issues. Prices soared, while yields fell to record lows, with the Treasury sector topping all other asset classes over the reporting period. Amid spillover from historic events in the financial sector, municipals contended with fewer market participants, lack of liquidity, a challenging funding environment and a backlog of new-issue supply, all of which contributed to the sector's underperformance relative to taxable issues. At the same time, economic turmoil combined with dislocated credit markets and substantial technical pressures resulted in the worst year on record for the high yield market.

In all, an investor flight to safety prevailed, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of December 31, 2008

--------------------------------------------------------------------------------
                                                          6-month       12-month
--------------------------------------------------------------------------------
US equities (S&P 500 Index)..........................     (28.48)%      (37.00)%
Small cap US equities
    (Russell 2000 Index).............................     (26.94)       (33.79)
International equities (MSCI Europe,
    Australasia, Far East Index).....................     (36.41)       (43.38)
US Treasury securities (Merrill Lynch
    10-Year US Treasury Index).......................      17.70         20.06
Taxable fixed income (Barclays Capital
    US Aggregate Index*).............................       4.07          5.24
Tax-exempt fixed income (Barclays
    Capital Municipal Bond Index*)...................      (2.49)        (2.47)
High yield bonds (Barclays Capital US
    Corporate High Yield 2% Issuer
    Capped Index*)...................................     (25.07)       (25.88)
--------------------------------------------------------------------------------

*     Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only.

You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients' assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC

                     THIS PAGE NOT PART OF YOUR FUND REPORT

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Management Commentary
================================================================================
BlackRock Balanced Capital Portfolio
================================================================================

How did the Portfolio perform?

o Asset allocation was unfavorable, and bonds underperformed the Barclays Capital US Aggregate Index, while equity performance was generally comparable to the S&P 500 Index and the Russell 1000 Index. The Portfolio now uses the Russell 1000 Index as its benchmark rather than the S&P 500 Index because it better reflects the Portfolio's investment strategies. For the 12-month period, the Portfolio had a return of (26.84)% compared to the 5.24%, (37.60)% and (37.00)% returns of the Barclays Capital US Aggregate Index, Russell 1000 Index and S&P 500 Index, respectively.

What factors influenced performance?

o Within the equity portfolio, good stock selection in financials was the primary positive contributor to performance, driven by relative strength in insurance company holdings ACE Securities Corp. and RenaissanceRe Holdings Ltd., and by our avoidance of many of the troubled companies, such as Citigroup, Inc. In addition, good stock selection in the health care sector favorably affected results, led by Bristol-Myers Squibb Co. and Wyeth. Successful stock selection in the technology sector also helped, as shares of Broadcom Corp. and Accenture Ltd. performed relatively well and we avoided the weakness in higher-profile companies like Apple Inc. and Google, Inc.

o These areas of strength were largely offset by poor stock selection in the energy sector, which proved to be the biggest detractor from results due to our underweight position in Exxon Mobil Corp. and weak performance from oil service companies Weatherford International Ltd. and Transocean, Inc. Poor stock selection in the consumer discretionary sector also impaired performance as a result of weakness in media companies CBS Corp. and Sony Corp.

o Within the fixed income portfolio, an underweight exposure to the US Treasury sector hampered results, as Treasuries outpaced all other sectors over the one-year period. Overweight positions in high-quality spread assets, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and mortgage-backed securities (MBS), also detracted. Tactically trading yield curve positioning proved advantageous, as did an underweight exposure to agency securities.

Describe recent Portfolio activity.

o We continued to adjust our holdings during the period in response to ongoing market volatility. Within the equity portfolio, we began to increase our consumer exposure, introducing new positions in Carnival Corp., Kohl's Corp. and J.C. Penney Co., Inc. Pessimism about the outlook for consumer spending has inflicted severe damage on this sector causing sharp declines in earnings expectations and valuations, which we believe affords us some attractive investment opportunities. We increased our health care exposure given this industry's non-cyclical characteristics and attractive valuation, increasing existing positions in AmerisourceBergen Corp. and Schering-Plough Corp., while introducing Merck & Co., Inc. and Aetna, Inc. to the Portfolio.

o By contrast, we reduced our technology exposure, decreasing positions in International Business Machines Corp., Hewlett-Packard Co. and Yahoo! Inc. on relative strength, and eliminating Applied Materials, Inc., Motorola, Inc. and Sun Microsystems, Inc. from the Portfolio. We also reduced our cyclical exposure, exiting positions in paper companies International Paper Co. and MeadWestvaco Corp., while decreasing existing positions in industrial companies General Electric Co., Dover Corp. and United Technologies Corp.

o Key activity within fixed income included: reducing the Portfolio's corporate exposure; tactically trading yield curve and duration positioning; increasing exposure to agency debt, specifically during the latter part of the period; and, increasing exposure to non-agency MBS, primarily during the third and fourth quarters of 2008.

Describe Portfolio positioning at period end.

o The Portfolio ended the annual period invested 60.5% in equities, 37.5% in fixed income and 2.0% in cash equivalents.

o High levels of fear and uncertainty in the credit markets drove the global economy into recession and precipitated the dramatic stock market decline last year. While we recognize that the news flow is likely to continue to be negative for some time, we are increasingly optimistic about prospects for the stock market and continue to pursue attractive new investment opportunities. The federal government has acted aggressively to reinvigorate economic growth, reduce interest rates, provide liquidity and stabilize the financial system. The significant stock market decline has resulted in many high quality companies now selling at bargain prices and corporate balance sheets generally remain strong. We believe some of the best values reside in those market sectors where the greatest amount of damage has been done and are looking to increase our exposure to financials, materials and consumer-related areas. Many companies in these sectors are selling at very low valuation levels relative to their earnings and cash flow potential in an economic recovery and appear very attractively valued for the longer-term. It is here that we believe the most attractive investment opportunities are to be found.

================================================================================
BlackRock Fundamental Growth Portfolio
================================================================================

How did the Portfolio perform?

o Effective November 14, 2008, the portfolio management team changed for BlackRock Fundamental Growth Portfolio. As part of the transition, the Portfolio's benchmark was changed from the S&P 500 Citigroup Growth Index to the Russell 1000 Growth Index, which more accurately reflects the universe of securities in which the Portfolio will now invest.

o The Portfolio underperformed the Russell 1000 Growth Index, the S&P 500 Citigroup Growth Index and the S&P 500 Index for the 12-month period, as negative stock selection in the industrials and information technology
      (IT) sectors offset favorable sector positioning. The Portfolio had a return of (38.81)% compared to the (38.44)%, (34.92)% and (37.00)% returns of the Russell 1000 Growth Index, the S&P 500 Citigroup Growth Index and S&P 500 Index, respectively.

What factors influenced performance?

o The US equity market trended lower through the first half of 2008, as weakness in the mortgage market, fear of a recession and sharply-rising energy and commodity costs dominated investor attention. The credit crisis rapidly spread in September, with a number of large financial institutions failing, being rescued by the government, or selling themselves as a last resort. Volatility rose to extreme levels, as continued government intervention and stimulation grappled with massive deleveraging and a flight to safety. These factors combined to produce the largest annual loss for the S&P 500 Index since 1937. Investors in stocks found no safe haven, as sharp declines impacted all sectors, market capitalizations and style segments.

o In this environment, the Portfolio's IT holdings underperformed and detracted from results. In hardware, positions in Apple Inc. and EMC Corp. declined sharply during 2008, as this sector succumbed to a global recession. The cyclical industrials and energy sectors also showed significant vulnerability in the rapidly slowing economic environment. In industrials, Spirit AeroSystems Holdings, Inc. contributed negatively as demand for new aircraft slowed in 2008, given the overall borrowing and spending environment. Oil services companies, such as Portfolio holdings National Oilwell Varco, Inc. and Transocean Ltd., saw large declines as falling oil prices prompted producers to cancel exploration projects.

o Contributing positively to relative performance was the Portfolio's sector positioning. Overweight positions in both consumer staples and healthcare proved to be very beneficial, as these sectors were the top two performers within the market during 2008. In addition, the Portfolio's underweight in energy added value as this sector collapsed in the second half of the year. The strongest stock selection was in the materials sector, thanks to decisions in the agricultural industry (The Mosaic Co. and Monsanto Co.) and an investment in gold miner Agnico-Eagle Mines Ltd.

Describe recent Portfolio activity.

o Portfolio activity reflected tactical individual stock decisions throughout the year, as well as the transitioning of the Portfolio to the new management team in November. Notably, we increased investments in the health care, consumer staples and consumer discretionary sectors, while reducing exposure to industrials and materials.

Describe Portfolio positioning at period end.

o At year end, the Portfolio's largest overweights relative to the Russell 1000 Growth Index were in the health care and telecommunications sectors, while its most substantial underweights were in the IT and industrials sectors.

================================================================================
BlackRock Global Allocation Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio outperformed its Reference Portfolio and the Financial Times Stock Exchange (FTSE) World Index for the 12-month period, as the Portfolio had a return of (20.75)% compared to the (21.88)% and (40.91)% returns of its Reference Portfolio and the FTSE World Index, respectively. The Portfolio invests in both equities and bonds; therefore, the Reference Portfolio provides a truer representation of the Portfolio's composition and a more comparable means for measurement.

What factors influenced performance?

o The Portfolio's outperformance during the year can be attributed to its overweight and effective security selection in Japan, its underweight and favorable stock selection in the US and the UK, and strong stock selection in Canada and Hong Kong. From a sector perspective, an underweight and strong stock selection in the financials and information technology sectors contributed positively to performance. An overweight and favorable stock selection in telecommunication services and strong stock selection in materials also aided results.

o Detracting moderately from the Portfolio's relative performance were its overweights in Russia, Brazil and India, and its overweight and stock selection in Germany. On a sector basis, an underweight and stock selection in the utilities and consumer staples sectors hindered results, as did stock selection in energy. In addition, the Portfolio's underweight exposure to nominal Treasuries hampered results as a flight to quality in the fixed income markets caused nominal Treasuries to appreciate.

Describe recent Portfolio activity.

o During the 12 months, the Portfolio's overall equity allocation increased modestly from 57.0% to 59.0% of net assets as of period-end. Within equities, increases in the US and Japan were partially offset by decreases in Europe, notably Germany and Asia ex-Japan. On a sector basis, the Portfolio's weightings in health care and telecommunication services increased, while exposure to financials, industrials, energy, materials, utilities, information technology, consumer staples and consumer discretionary was reduced.

o The Portfolio's allocation to fixed income decreased from 34.0% of net assets to 32.0% as a decrease in US Treasury securities was partially offset by an increase in convertible bonds, mainly in Asia and Europe. The Portfolio's cash equivalent holdings remained essentially unchanged at 9.0% of net assets.

Describe Portfolio positioning at period end.

o The Portfolio ended the period modestly underweight relative to its Reference Portfolio in equities (-1.3%). Within that allocation, the Portfolio was modestly underweight in the US (-2.3%), underweight in Europe (-6.7%) and overweight in Asia (+7.0%). The Portfolio was underweight in fixed income (-8.3%) as we believe investors are not being compensated for credit risk, and was overweight in cash equivalents (+9.0%).

o On a sector basis, the Portfolio held overweights in materials (+2.4%), telecommunication services (+1.9%), health care (+0.9%) and energy (+0.6%), and was underweight in financials (-3.0%), consumer discretionary (-2.9%), consumer staples (-2.4%), information technology (-2.0%), utilities (-1.3%) and industrials (-0.1%).

o With respect to currency exposure, the Portfolio was underweight in the euro (-7.7%) and the British pound (-3.5%), and maintained overweights in the Japanese yen (+7.8%), Brazilian real (+1.5%), US dollar (+0.5%) and several Asian currencies, including the Singapore dollar (+0.5%) and the Indian rupee (+0.5%).

================================================================================
BlackRock Government Income Portfolio
================================================================================

How did the Portfolio perform?

o For the 12-month period, the Portfolio underperformed its benchmark, a composite of the Barclays Capital Mortgage-Backed Securities Index and the Merrill Lynch 10-Year Treasury Index, as the Portfolio had a return of 8.01% compared to the 14.13% return of its benchmark.

What factors influenced performance?

o Unprecedented events of the past 12 months included the failures of several prominent US financial institutions; the US government's takeover of Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the US residential mortgage market); the reorganization of Wall Street's remaining investment banks, Goldman Sachs and Morgan Stanley, as bank holding companies; and the passing of a $700 billion Troubled Asset Relief Program (TARP) bill by the US Congress. Given the wealth of negative financial news, fixed income markets continued to be heavily affected by the flight-to-quality trade in which investors have been fleeing from anything perceived to have exposure to credit risk in favor of the safety of Treasury bonds. Housing market turmoil, credit market volatility, severe liquidity issues and global financial market contagion all contributed to the re-emergence of overall volatility, with spreads between US Treasury securities and all major sectors widening dramatically, and in some cases, to record levels. Over the 12 months, the yield on the 10-year US Treasury note was highly volatile, but in general trended lower, falling from 4.03% at the beginning of the year to 2.21% by year-end, as prices correspondingly rose.

o Against this backdrop, the Portfolio's underweight exposure to US Treasury securities was one of the primary factors detracting from performance, as Treasuries outpaced all other sectors over the one-year period. Exposure to non-agency debt and commercial mortgage-backed securities (CMBS) also hampered relative returns.

o On the positive side, we tactically traded yield curve positioning throughout the period--we were biased toward a steeper yield curve for most of the year, before moving to a flattening bias closer to year-end. Collectively, these trades benefited performance. Our allocation to Treasury debt and exposure to Agency mortgage-backed securities (MBS) also aided results for the period. In addition, we actively manage which subset, based on underlying mortgage rates, of the MBS sector to focus on for investment purposes. These decisions are based on prepayment risk, as well as supply and demand. Our attention to this facet of the management of the Portfolio contributed positively.

Describe recent Portfolio activity.

o Early in the period, we added to the CMBS and non-agency space, though we reversed this to some degree as the CMBS market rallied toward year-end. Throughout the year, we actively managed the slope of the yield curve, moving from a steepening to a flattening bias at the end of the period.

Describe Portfolio positioning at period end.

o The Portfolio ended the annual period neutral duration relative to the benchmark, with a yield curve flattening bias. The Portfolio was neutral relative to the benchmark in Treasuries, while maintaining overweight positions in MBS (with an emphasis on Agencies) and CMBS.

================================================================================
BlackRock High Income Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio underperformed the benchmark Barclays Capital US Corporate High Yield 2% Issuer Capped Index for the 12-month period, as the Portfolio had a return of (28.61)% compared to the (25.88)% return of the Index.

What factors influenced performance?

o Detracting from performance during the year was the Portfolio's moderate exposure to senior bank loans. Bank loans outperformed non-investment-grade paper right up through November; however, the sector's substantial relative underperformance in December caused its overall yearly returns to lag high-yield debt. An underweight exposure to BB-rated credits also detracted from relative returns, as did security selection in the paper sector.

o On the positive side, security selection within the consumer service and banking sectors benefited relative performance. Portfolio exposure to investment-grade debt also proved advantageous as the year was characterized by a flight to higher quality, in which investment-grade bonds outperformed their below-investment-grade counterparts. In addition, the Portfolio's considerable allocation to cash was a major contributor as the cash market convincingly outperformed high yield during the year.

Describe recent Portfolio activity.

o The Portfolio's positioning remained relatively consistent throughout the annual period. Generally, we continued to express a negative bias towards the US consumer and economy; however, we developed a more constructive view on the below-investment-grade market later in the year as spreads reached record levels and yields were extremely attractive. We seized this opportunity to increase the Portfolio's allocation to high yield issues, purchasing sound companies with solid fundamentals and stable cash flows, at attractive discounts. In our view, discounted prices coupled with enormous yields amply compensated investors for potential risks.

o From a sector perspective, we added to Portfolio's position in the independent energy sector and reduced the allocation to technology.

Describe Portfolio positioning at period end.

o The Portfolio ended the annual period underweight relative to the benchmark in BB-rated and B-rated securities, and overweight in CCC-rated issues. On a sector basis, the Portfolio had overweight allocations to the wireless, independent energy and wireline sectors, while maintaining underweights in health care, technology and home construction. The Portfolio's investments had an average credit rating of B+ and a yield of 19.60%.

o Though it is expected that defaults will rise significantly in the oncoming cycle, we believe this risk is more than priced into the high yield market and that the valuations and substantial yields offered by non-investment-grade paper provide a substantial degree of protection against downside risk. Looking ahead, weakening corporate fundamentals and earnings will likely spur a large degree of volatility, but we believe there remain promising opportunities and companies with great relative value in the high yield space.

================================================================================
BlackRock Large Cap Core Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio underperformed the benchmark Russell 1000 Index for the 12-month period, as the Portfolio had a return of (37.95)% compared to the (37.60)% return of the Index.

What factors influenced performance?

o The Portfolio's underperformance can be attributed primarily to weak results in the consumer staples, information technology (IT) and industrials sectors, offset somewhat by relatively strong contributions from financials and consumer discretionary.

o In the consumer staples sector, an underweight and stock selection detracted from relative returns. In addition to high valuations, which made it difficult to find attractive companies to add to the Portfolio, we have concerns about how these companies will manage their pricing as commodity prices decline. The Portfolio's industrial holdings also did not fare well during the year, but we believe that our focus on the defense industry, which is typically insulated from macroeconomic events, is the right call at this time. In IT, while our overweight was a detractor over the period, we remain confident in our holdings--approximately two thirds in defensively-positioned companies with high cash flow, good balance sheets and recurring revenue, and one third in cyclical companies with lean supply chains.

o The biggest individual detractors from performance included United States Steel Corp., Western Digital Corp., Hess Corp. and United Health Group, Inc. An underweight in Wells Fargo & Co. also proved unfavorable.

o On the positive side, the Portfolio's position in financials was the largest contributor to relative performance. We were--and remain--underweight in large money center banks and those with capital market operations. We maintain our preference for property and casualty insurers and selected life insurers, where we see good value. In the consumer discretionary arena, Portfolio results were aided by companies benefiting from an increasingly cost-conscious consumer (e.g. large discounters, dollar stores, etc.).

o On an individual-stock basis, Lennar Corp., AutoZone, Inc., Exxon Mobil Corp. and Occidental Petroleum Corp. were standouts. Underweights in American International Group, Inc. and Bank of America Corp. also helped performance.

Describe recent Portfolio activity.

o During the annual period, we increased exposure to the energy, consumer staples and consumer discretionary sectors. The largest purchases included Johnson & Johnson, United States Steel Corp., Murphy Oil Corp., Apache Corp. and General Dynamics Corp.

o We reduced exposure to technology, financials and materials. Among the largest sales were Microsoft Corp., Cisco Systems, Inc., Monsanto Co., Oracle Corp. and E.I. du Pont de Nemours & Co.

Describe Portfolio positioning at period end.

o At year end, the Portfolio was overweight relative to the benchmark in energy, IT, consumer discretionary and health care, and underweight in financials, consumer staples and materials.

================================================================================
BlackRock Total Return Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio underperformed the benchmark Barclays Capital US Aggregate Index for the 12-month period, as the Portfolio had a return of (7.77)% compared to the 5.24% return of the Index.

What factors influenced performance?

o An underweight exposure to the US Treasury sector was one of the primary factors detracting from Portfolio performance, as Treasuries outpaced all other sectors, posting a return of 13.74% for the one-year period. Performance also was hampered by overweight positions in high-quality spread assets, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and mortgage-backed securities (MBS). Exposure to CMBS and non-agency MBS proved most detrimental. Due to the wealth of negative financial news, fixed income markets continued to be heavily affected by the flight-to-quality trade, in which investors have been fleeing credit-related securities in favor of Treasury bonds. As a result, spreads between US Treasury securities and all major sectors widening dramatically, and in most cases, to record levels.

o On the positive side, we tactically traded yield curve positioning throughout the period--we were biased toward a steeper yield curve for most of the year, before moving to a flattening bias closer to year-end. Collectively, these trades benefited performance. An underweight exposure to agencies also aided results for the period as the sector underperformed risk-free Treasuries. Security selection in both Treasury and CMBS issues proved advantageous as well.

Describe recent Portfolio activity.

o Liquidity issues plagued most fixed income sectors throughout the period. However, when opportunities did exist, we looked to take advantage and traded the portfolio accordingly. Over the year, this included: reducing the Portfolio's corporate exposure; tactically trading yield curve and duration positioning; increasing exposure to agency debt, specifically during the latter part of the period; and increasing exposure to non-agency MBS, primarily during the third and fourth quarters of 2008.

Describe Portfolio positioning at period end.

o     The Portfolio ended the period short duration versus the benchmark.

o We remain underweight in US Treasury and agency securities, while maintaining an overweight in high-quality spread assets, preferring to buy and hold these securities that remain undervalued on a historical basis. Notably, this includes exposure to agency and non-agency MBS pools, seasoned CMBS paper and ABS issues. We hold an allocation to corporate bonds; however, we remain underweight versus the benchmark, with an emphasis on the financial and industrial sectors. Additionally, we maintain small allocations in both non-dollar debt issues and the high yield sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Performance Information
As of December 31, 2008
================================================================================

                                                                                 6-Month           Average Annual Total Returns(1)
                                                                Standardized      Total         ------------------------------------
                                                                30-Day Yield    Returns(1)      1 Year        5 Years       10 Years
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                                  --         (21.16)%       (26.84)%        0.01%         1.20%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                                --         (32.19)        (38.81)        (2.25)        (1.40)
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                                 --         (19.54)        (20.75)         6.79          5.69
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                               2.38%         6.76           8.01           4.86          5.31
------------------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                                    14.97         (28.20)        (28.61)        (1.76)         1.15
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                                    --         (29.69)        (37.95)         0.55          1.69
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio                                    5.79         (7.20)         (7.77)          1.39          3.61
------------------------------------------------------------------------------------------------------------------------------------

(1) Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

--------------------------------------------------------------------------------
BlackRock Money Market Portfolio                                        12/31/08
--------------------------------------------------------------------------------
Current Seven-Day Yield ............................................      1.65%
--------------------------------------------------------------------------------

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment
================================================================================

BlackRock Balanced Capital Portfolio

[The following information was depicted as a line chart in the printed material]

               BlackRock                            Barclays
                Balanced                             Captal
                Capital          S&P 500 U.S.    U.S. Aggregate     Russell 1000
Date          Portfolio(1)         Index(2)         Index(3)           Index(4)
----          ------------       ------------    --------------     ------------
12/98            10,000             10,000           10,000            10,000
12/99            12,021             12,104            9,918            12,091
12/00            11,430             11,002           11,071            11,149
12/01            10,658              9,694           12,006             9,761
12/02             9,283              7,552           13,237             7,648
12/03            11,259              9,718           13,780             9,934
12/04            12,233             10,776           14,378            11,067
12/05            12,777             11,305           14,727            11,760
12/06            14,577             13,091           15,365            13,578
12/07            15,400             13,810           16,436            14,362
12/08            11,267              8,700           17,297             8,963

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in U.S. and foreign equity and fixed income securities.

(2) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

(3) This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

(4) This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio now uses this Index as its benchmark rather than the S&P 500 Index because it better reflects the Portfolio's investment strategies.

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)
================================================================================

BlackRock Fundamental Growth Portfolio

[The following information was depicted as a line chart in the printed material]

               BlackRock                             S&P 500        Russell
              Fundamental                           Citigroup        1000
                 Growth            S&P 500            Growth        Growth
Date          Portfolio(1)         Index(2)          Index(3)      Index(4)
----          ------------         --------         ---------      --------
12/98           10,000              10,000            10,000        10,000
12/99           13,899              12,104            13,738        13,316
12/00           13,012              11,002            11,109        10,330
12/01           10,564               9,694             9,319         8,220
12/02            7,556               7,552             6,700         5,928
12/03            9,731               9,718             8,514         7,692
12/04           10,461              10,776             9,108         8,176
12/05           11,305              11,305             9,212         8,606
12/06           11,846              13,091            10,226         9,387
12/07           14,194              13,810            11,159        10,496
12/08            8,685               8,700             7,262         6,462

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Fundamental Growth Portfolio invests in equity securities of U.S. companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.

(2) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

(3) This unmanaged index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

(4) This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation. The Portfolio now uses this index as its benchmark rather than the S&P 500 Citigroup Growth Index because it better reflects the Portfolio's investment strategies.

      Past performance is not indicative of future results.

BlackRock Global Allocation Portfolio

[The following information was depicted as a line chart in the printed material]

                    BlackRock
                     Global                                   FTSE
                   Allocation         Reference              World
Date              Portfolio(1)       Portfolio(3)           Index(2)
----              ------------       ------------           --------
12/98                10,000             10,000               10,000
12/99                12,136             11,315               12,600
12/00                10,993             10,824               11,204
12/01                10,066              9,982                9,396
12/02                 9,260              9,406                7,604
12/03                12,523             11,591               10,183
12/04                14,363             12,932               11,818
12/05                15,919             13,469               13,156
12/06                18,608             15,321               15,980
12/07                21,950             16,898               17,789
12/08                17,394             13,201               10,512

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.

(2) This unmanaged market capitalization-weighted Index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.

(3) This Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% of the FTSE World Index (Ex-U.S.) Equities; 24% of the Merrill Lynch Treasury Index GA05; and 16% of the Citigroup World Government Bond Index (Ex-U.S.).

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)
================================================================================

BlackRock Government Income Portfolio

[The following information was depicted as a line chart in the printed material]

                         50% Barclays Capital
                           Mortgage-Backed
           BlackRock      Securities Index &    Barclays Capital  Merrill Lynch
           Government     50% Merrill Lynch     Mortgage-Backed   10-Year U.S.
             Income      10-Year U.S. Treasury     Securities       Treasury
Date      Portfolio(1)      Securities(2)           Index(2)       Securities(2)
----      ------------   --------------------   ---------------  -------------
12/98        10,000             10,000              10,000          10,000
12/99         9,876              9,670              10,186           9,175
12/00        11,023             10,928              11,322          10,538
12/01        11,786             11,612              12,253          10,987
12/02        12,939             12,972              13,325          12,593
12/03        13,230             13,267              13,734          12,759
12/04        13,778             13,903              14,380          13,376
12/05        14,252             14,225              14,755          13,642
12/06        14,836             14,692              15,526          13,827
12/07        15,527             15,918              16,598          15,177
12/08        16,770             18,167              17,982          18,221

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Government Income Portfolio invests at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises.

(2) The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year U.S. Treasury Index (50%). The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The Merrill Lynch 10-Year U.S. Treasury Index is a widely recognized unmanaged one security index that consists of the current "on-the-run" 10-Year Treasury issue. Performance of the index does not reflect the deduction of fees, expenses or taxes.

      Past performance is not indicative of future results.

BlackRock High Income Portfolio

[The following information was depicted as a line chart in the printed material]

                                               Barclays Capital
                                                U.S. Corporate
                                BlackRock         High Yield
                               High Income        2% Issuer
                   Date        Portfolio(1)    Capped Index(2)
                   ----        ------------    ---------------
                   12/98          10,000            10,000
                   12/99          10,586            10,239
                   12/00          10,041             9,646
                   12/01          10,212            10,173
                   12/02           9,862            10,148
                   12/03          12,255            13,069
                   12/04          13,734            14,525
                   12/05          14,028            14,925
                   12/06          15,287            16,531
                   12/07          15,708            16,905
                   12/08          11,214            12,530

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock High Income Portfolio invests under normal circumstances at least 80% of its net assets in fixed income securities, such as corporate bonds, mortgage-backed securities, convertible securities, preferred stocks and government obligations.

(2) This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. Performance of the index does not reflect the deduction of fees, expenses or taxes.

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Concluded)
================================================================================

BlackRock Large Cap Core Portfolio

[The following information was depicted as a line chart in the printed material]

                                   BlackRock          Russell
                                   Large Cap            1000
                    Date       Core Portfolio(1)      Index(2)
                    ----       -----------------      --------
                    12/98           10,000             10,000
                    12/99           13,163             12,091
                    12/00           11,864             11,149
                    12/01           10,682              9,761
                    12/02            8,680              7,648
                    12/03           11,502              9,934
                    12/04           13,475             11,067
                    12/05           15,292             11,760
                    12/06           17,595             13,578
                    12/07           19,054             14,362
                    12/08           11,824              8,963

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Large Cap Core Portfolio generally invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

(2) This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio is managed to this broad-based Index, which provides for a better comparison relative to the S&P 500 Index.

      Past performance is not indicative of future results.

BlackRock Total Return Portfolio

[The following information was depicted as a line chart in the printed material]

                                   BlackRock         Barclays Capital
                                  Total Return        U.S. Aggregate
                    Date          Portfolio(1)           Index(2)
                    ----          ------------       ---------------
                    12/98            10,000              10,000
                    12/99             9,766               9,918
                    12/00            10,700              11,071
                    12/01            11,535              12,006
                    12/02            12,681              13,237
                    12/03            13,306              13,780
                    12/04            13,900              14,378
                    12/05            14,180              14,727
                    12/06            14,799              15,365
                    12/07            15,460              16,436
                    12/08            14,259              17,297

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Total Return Portfolio normally invests at least 80% of its net assets in fixed income securities.

(2) This unmanaged market-weighted Index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Expenses
================================================================================

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Portfolio expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

====================================================================================================================================
                                                                       Beginning           Ending         Expenses Paid   Annualized
                                                                     Account Value       Account Value     During the       Expense
Actual                                                                July 1, 2008    December 31, 2008     Period(1)        Ratio
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio (excluding interest expense)        $1,000           $  788.40          $1.93           0.43%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio (including interest expense)        $1,000           $  788.40          $2.25           0.50%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                                   $1,000           $  678.10          $1.86           0.44%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio (excluding dividend expense)       $1,000           $  804.60          $2.27           0.50%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio (including dividend expense)       $1,000           $  804.60          $2.49           0.55%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio (excluding interest expense)       $1,000           $1,067.60          $2.46           0.47%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio (including interest expense)       $1,000           $1,067.60          $4.49           0.86%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                                          $1,000           $  718.00          $2.17           0.50%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                                       $1,000           $  703.10          $1.97           0.46%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                                         $1,000           $1,012.20          $2.29           0.45%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio (excluding interest expense)            $1,000           $  928.00          $2.44           0.50%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio (including interest expense)            $1,000           $  928.00          $2.78           0.57%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Hypothetical (5% annual return before expenses)(2)
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio (excluding interest expense)        $1,000           $1,022.94          $2.19           0.43%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio (including interest expense)        $1,000           $1,022.59          $2.54           0.50%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                                   $1,000           $1,022.89          $2.24           0.44%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio (excluding dividend expense)       $1,000           $1,022.59          $2.54           0.50%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio (including dividend expense)       $1,000           $1,022.33          $2.80           0.55%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio (excluding interest expense)       $1,000           $1,022.92          $2.40           0.47%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio (including interest expense)       $1,000           $1,020.95          $4.39           0.86%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                                          $1,000           $1,022.77          $2.56           0.50%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                                       $1,000           $1,022.79          $2.34           0.46%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                                         $1,000           $1,023.03          $2.30           0.45%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio (excluding interest expense)            $1,000           $1,022.77          $2.56           0.50%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio (including interest expense)            $1,000           $1,022.42          $2.91           0.57%
------------------------------------------------------------------------------------------------------------------------------------

(1) Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 for BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, 185/366 for BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most fiscal half year divided by 366.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2008
================================================================================

                                                                     Percent of
                                                                      Long-Term
Portfolio Composition for BlackRock Balanced Capital Portfolio       Investments
--------------------------------------------------------------------------------
Common Stocks ......................................................      56%
U.S. Government Agency Mortgage-Backed Securities ..................      22
Non-U.S. Government Agency Mortgage-Backed Securities ..............       8
Corporate Bonds ....................................................       5
Asset-Backed Securities ............................................       3
U.S. Government & Agency Obligations ...............................       2
U.S. Government Agency Mortgage-Backed
Securities--Collateralized Mortgage Obligations ....................       2
Preferred Securities ...............................................       1
Foreign Government Obligations .....................................       1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                      Long-Term
Sector Allocation for BlackRock Fundamental Growth Portfolio         Investments
--------------------------------------------------------------------------------
Information Technology .............................................      25%
Health Care ........................................................      20
Consumer Staples ...................................................      15
Industrials ........................................................      11
Consumer Discretionary .............................................      10
Energy .............................................................       7
Financials .........................................................       4
Materials ..........................................................       3
Telecommunication Services .........................................       3
Utilities ..........................................................       2
--------------------------------------------------------------------------------

For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------------------------------------------
                                                                                                         Reference
                                                                                       Percent of       Portfolio(3)
Portfolio Composition for BlackRock Global Allocation Portfolio                        Net Assets       Percentages
--------------------------------------------------------------------------------------------------------------------
U.S. Equities.....................................................................         34%(1)           36%
European Equities.................................................................          6(1)            13
Pacific Basin Equities............................................................         15(1)             8
Other Equities....................................................................          4                3
Total Equities....................................................................         59               60
U.S. Dollar Denominated Fixed Income Securities...................................         15               24
  U.S. Issuer.....................................................................         10               --
  Non-U.S. Issuer.................................................................          5               --
Non-U.S. Dollar Denominated Fixed Income Securities...............................         17               16
Total Fixed Income Securities.....................................................         32               40
Cash and Cash Equivalents.........................................................          9(2)            --
--------------------------------------------------------------------------------------------------------------------

(1)   Includes value of financial futures contracts.

(2) Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

(3) The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2008 (Continued)
================================================================================

                                                                     Percent of
                                                                      Long-Term
Portfolio Composition for BlackRock Government Income Portfolio      Investments
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities ..................      65%
U.S. Government Obligations ........................................      28
U.S. Government Agency Mortgage-Backed .............................
Securities--Collateralized Mortgage Obligations ....................       5
Non-U.S. Government Agency Mortgage-Backed Securities ..............       2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Percent of
                                                                  Corporate Bond
                                                                    and Capital
                                                                      Trust
Credit Quality Allocation for BlackRock High Income Portfolio      Investments
--------------------------------------------------------------------------------
A/A .............................................................       3%
BBB/Baa .........................................................       6
BB/Ba ...........................................................      34
B/B .............................................................      42
CCC/Caa .........................................................      11
C/C .............................................................       3
NR (Not Rated) ..................................................       1
--------------------------------------------------------------------------------
(1) Using the higher of Standard & Poor's or Moody's Investors Service ratings.

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                      Long-Term
Sector Allocation for BlackRock Large Cap Core Portfolio             Investments
--------------------------------------------------------------------------------
Energy .............................................................      23%
Information Technology .............................................      20
Health Care ........................................................      18
Consumer Discretionary .............................................      13
Industrials ........................................................      13
Consumer Staples ...................................................       5
Financials .........................................................       5
Telecommunication Services .........................................       2
Materials ..........................................................       1
--------------------------------------------------------------------------------

For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                      Percent of
Portfolio Composition for BlackRock Money Market Portfolio            Net Assets
--------------------------------------------------------------------------------
Commercial Paper ...................................................      64%
Certificates of Deposit--Yankee ....................................      20
U.S. Government, Agency & Instrumentality Obligations ..............       5
Corporate Notes ....................................................       3
Funding Agreements .................................................       3
Certificates of Deposit ............................................       3
Repurchase Agreements ..............................................       2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2008 (Concluded)
================================================================================

                                                                     Percent of
                                                                      Long-Term
Portfolio Composition for BlackRock Total Return Portfolio           Investments
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities ..................      47%
Non-U.S. Government Agency Mortgage-Backed Securities ..............      20
Corporate Bonds ....................................................      12
Asset-Backed Securities ............................................       9
U.S. Government & Agency Obligations ...............................       6
U.S. Government Agency Mortgage-Backed .............................
Securities--Collateralized Mortgage Obligations ....................       3
Preferred Securities ...............................................       2
Foreign Government Obligations .....................................       1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
The Benefits and Risks of Leveraging
================================================================================

Certain Portfolios may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage through the issuance of short-term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Portfolios on their longer-term portfolio investments. To the extent that the total assets of the Portfolios (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolios' shareholders will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Portfolios, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolios' NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolios' net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolios' net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Portfolios may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Portfolios to incur losses. The use of leverage may limit the Portfolios' ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolios will incur expenses in connection with the use of leverage, all of which are borne by the Portfolios' shareholders and may reduce investment returns.

--------------------------------------------------------------------------------
Derivative Instruments
================================================================================

Certain Portfolios may invest in various derivative instruments, including swap agreements, swaptions, futures and forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Portfolios' ability to successfully use a derivative instrument depends on the Advisor's ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolios to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Portfolios can realize on an investment or may cause the Portfolios to hold a security that it might otherwise sell. The Portfolios' investments in these instruments are discussed in detail in the Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments December 31, 2008                 (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     Aerospace & Defense--1.5%
     General Dynamics Corp.................................                  74,000           $  4,261,660
     L-3 Communications Holdings, Inc......................                  52,000              3,836,560
                                                                                              -------------
                                                                                                 8,098,220
     ------------------------------------------------------------------------------------------------------
     Airlines--0.7%
     Southwest Airlines Co.................................                 439,000              3,784,180
     ------------------------------------------------------------------------------------------------------
     Beverages--0.8%
     The Coca-Cola Co......................................                  16,000                724,320
     Hansen Natural Corp. (a)..............................                 101,000              3,386,530
                                                                                              -------------
                                                                                                 4,110,850
     ------------------------------------------------------------------------------------------------------
     Biotechnology--1.1%
     Amgen, Inc. (a).......................................                  98,000              5,659,500
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.2%
     Wells Fargo & Co......................................                  31,000                913,880
     ------------------------------------------------------------------------------------------------------
     Commercial Services & Supplies--0.7%
     R.R. Donnelley & Sons Co..............................                 274,000              3,720,920
     ------------------------------------------------------------------------------------------------------
     Communications Equipment--0.1%
     Cisco Systems, Inc. (a)...............................                  33,000                537,900
     JDS Uniphase Corp. (a)................................                  48,000                175,200
                                                                                              -------------
                                                                                                   713,100
     ------------------------------------------------------------------------------------------------------
     Computers & Peripherals--3.6%
     Hewlett-Packard Co....................................                 190,000              6,895,100
     International Business Machines Corp..................                  13,000              1,094,080
     Lexmark International, Inc. Class A (a)...............                 128,000              3,443,200
     NetApp, Inc. (a)......................................                  50,000                698,500
     QLogic Corp. (a)......................................                 268,000              3,601,920
     Western Digital Corp. (a).............................                 276,000              3,160,200
                                                                                              -------------
                                                                                                18,893,000
     ------------------------------------------------------------------------------------------------------
     Consumer Finance--0.8%
     Capital One Financial Corp............................                 127,000              4,050,030
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--0.2%
     JPMorgan Chase & Co...................................                  33,000              1,040,490
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--1.4%
     AT&T Inc..............................................                 111,000              3,163,500
     Qwest Communications International Inc................               1,030,000              3,749,200
     Verizon Communications, Inc...........................                  10,000                339,000
                                                                                              -------------
                                                                                                 7,251,700
     ------------------------------------------------------------------------------------------------------
     Electronic Equipment & Instruments--1.3%
     Ingram Micro, Inc. Class A (a)........................                 269,000              3,601,910
     Mettler Toledo International, Inc. (a)................                  49,000              3,302,600
                                                                                              -------------
                                                                                                 6,904,510
     ------------------------------------------------------------------------------------------------------
     Energy Equipment & Services--2.5%
     ENSCO International, Inc..............................                 108,000              3,066,120
     Nabors Industries Ltd. (a)............................                 267,000              3,195,990
     Noble Corp............................................                 165,000              3,644,850
     Tidewater, Inc........................................                  84,000              3,382,680
                                                                                              -------------
                                                                                                13,289,640
     ------------------------------------------------------------------------------------------------------
     Food & Staples Retailing--1.7%
     BJ's Wholesale Club, Inc. (a).........................                  97,000              3,323,220
     The Kroger Co.........................................                 157,000              4,146,370
     Wal-Mart Stores, Inc..................................                  27,000              1,513,620
                                                                                              -------------
                                                                                                 8,983,210
     ------------------------------------------------------------------------------------------------------
     Health Care Providers & Services--6.6%
     Aetna, Inc............................................                 153,000              4,360,500
     AmerisourceBergen Corp................................                 101,000              3,601,660
     Community Health Systems, Inc. (a)....................                 261,000              3,805,380
     Humana, Inc. (a)......................................                 104,000              3,877,120
     LifePoint Hospitals, Inc. (a).........................                 163,000              3,722,920
     Lincare Holdings, Inc. (a)............................                 140,000              3,770,200
     Omnicare, Inc.........................................                 132,000              3,664,320
     Quest Diagnostics, Inc................................                  69,000              3,581,790
     WellPoint, Inc. (a)...................................                 104,000              4,381,520
                                                                                              -------------
                                                                                                34,765,410
     ------------------------------------------------------------------------------------------------------
     Household Durables--0.6%
     KB Home...............................................                 227,000              3,091,740
     ------------------------------------------------------------------------------------------------------
     Household Products--0.7%
     The Procter & Gamble Co...............................                  62,000              3,832,840
     ------------------------------------------------------------------------------------------------------
     IT Services--3.6%
     Accenture Ltd. Class A................................                 136,000              4,459,440
     Affiliated Computer Services, Inc. Class A (a)........                  79,000              3,630,050
     Computer Sciences Corp. (a)...........................                 109,000              3,830,260
     Global Payments, Inc..................................                 104,000              3,410,160
     Hewitt Associates, Inc. Class A (a)...................                 127,000              3,604,260
                                                                                              -------------
                                                                                                18,934,170
     ------------------------------------------------------------------------------------------------------
     Independent Power Producers & Energy Traders--0.7%
     The AES Corp. (a).....................................                 441,000              3,633,840
     ------------------------------------------------------------------------------------------------------
     Industrial Conglomerates--0.6%
     General Electric Co...................................                 201,000              3,256,200
     ------------------------------------------------------------------------------------------------------
     Insurance--1.4%
     The Travelers Cos., Inc...............................                  79,000              3,570,800
     UnumProvident Corp....................................                 200,000              3,720,000
                                                                                              -------------
                                                                                                 7,290,800
     ------------------------------------------------------------------------------------------------------
     Leisure Equipment & Products--0.7%
     Hasbro, Inc...........................................                 120,000              3,500,400
     ------------------------------------------------------------------------------------------------------
     Life Sciences Tools & Services--1.3%
     PerkinElmer, Inc......................................                 250,000              3,477,500
     Waters Corp. (a)......................................                  96,000              3,518,400
                                                                                              -------------
                                                                                                 6,995,900
     ------------------------------------------------------------------------------------------------------
     Machinery--0.7%
     Dover Corp............................................                 115,000              3,785,800
     ------------------------------------------------------------------------------------------------------
     Multiline Retail--1.3%
     Dollar Tree, Inc. (a).................................                  82,000              3,427,600
     Family Dollar Stores, Inc.............................                 135,000              3,519,450
                                                                                              -------------
                                                                                                 6,947,050
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--12.3%
     Anadarko Petroleum Corp...............................                 100,000              3,855,000
     Apache Corp...........................................                  57,000              4,248,210
     Chevron Corp..........................................                 127,000              9,394,190
     ConocoPhillips........................................                 123,000              6,371,400
     Exxon Mobil Corp......................................                 240,000             19,159,200
     Marathon Oil Corp.....................................                 152,000              4,158,720
     Murphy Oil Corp.......................................                  87,000              3,858,450
     Occidental Petroleum Corp.............................                  93,000              5,579,070
     Sunoco, Inc...........................................                  90,000              3,911,400
     Valero Energy Corp....................................                 180,000              3,895,200
                                                                                              -------------
                                                                                                64,430,840
     ------------------------------------------------------------------------------------------------------
     Personal Products--0.7%
     Herbalife Ltd.........................................                 166,000              3,598,880
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--7.2%
     Eli Lilly & Co........................................                 127,000              5,114,290
     Endo Pharmaceuticals Holdings, Inc. (a)...............                 144,000              3,726,720
     Forest Laboratories, Inc. (a).........................                 146,000              3,718,620
     Johnson & Johnson.....................................                 164,000              9,812,120
     King Pharmaceuticals, Inc. (a)........................                 347,000              3,685,140
     Pfizer, Inc...........................................                 447,000              7,916,370
     Watson Pharmaceuticals, Inc. (a)......................                 139,000              3,693,230
                                                                                              -------------
                                                                                                37,666,490
     ------------------------------------------------------------------------------------------------------
     Professional Services--0.7%
     Manpower, Inc.........................................                 102,000              3,466,980
     ------------------------------------------------------------------------------------------------------
     Road & Rail--0.8%
     Union Pacific Corp....................................                  90,000              4,302,000
     ------------------------------------------------------------------------------------------------------
     Semiconductors & Semiconductor Equipment--2.1%
     Altera Corp...........................................                 223,000              3,726,330
     Silicon Laboratories, Inc. (a)........................                 149,000              3,692,220
     Xilinx, Inc...........................................                 195,000              3,474,900
                                                                                              -------------
                                                                                                10,893,450
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     Software--2.6%
     Compuware Corp. (a)...................................                 552,000           $  3,726,000
     Microsoft Corp........................................                 137,000              2,663,280
     Symantec Corp. (a)....................................                 280,000              3,785,600
     Synopsys, Inc. (a)....................................                 193,000              3,574,360
                                                                                              -------------
                                                                                                13,749,240
     ------------------------------------------------------------------------------------------------------
     Specialty Retail--2.1%
     AutoZone, Inc. (a)....................................                  27,000              3,765,690
     Foot Locker, Inc......................................                 452,000              3,317,680
     Limited Brands, Inc...................................                 368,000              3,694,720
                                                                                              -------------
                                                                                                10,778,090
     ------------------------------------------------------------------------------------------------------
     Textiles, Apparel & Luxury Goods--1.3%
     Coach, Inc. (a).......................................                 171,000              3,551,670
     Polo Ralph Lauren Corp................................                  73,000              3,314,930
                                                                                              -------------
                                                                                                 6,866,600
     ------------------------------------------------------------------------------------------------------
     Tobacco--0.0%
     Philip Morris International, Inc......................                   3,000                130,530
     ------------------------------------------------------------------------------------------------------
     Trading Companies & Distributors--1.2%
     MSC Industrial Direct Co. Class A.....................                  96,000              3,535,680
     United Rentals, Inc. (a)..............................                 309,000              2,818,080
                                                                                              -------------
                                                                                                 6,353,760
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks--65.8%                                                                345,684,240
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Preferred Securities
     ------------------------------------------------------------------------------------------------------
                                                                             Par
     Capital Trusts                                                         (000)
     ------------------------------------------------------------------------------------------------------
     Capital Markets--0.0%
     Credit Suisse Guernsey Ltd., 5.86% (b)(c).............    USD              424                197,895
     Lehman Brothers Holdings Capital Trust VII,
        5.857% (a)(b)(c)(d)................................                     130                     13
                                                                                              -------------
                                                                                                   197,908
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.4%
     BAC Capital Trust VI, 5.625%, 3/08/35.................                     335                281,429
     Barclays Bank Plc (b)(c)(e):
        5.93%..............................................                     325                119,510
        7.43%..............................................                     375                189,593
        8.55%..............................................                     620                304,368
     Royal Bank of Scotland Group Plc
        Series MTN, 7.64% (b)(c)...........................                     800                318,627
     Wachovia Corp. Series K, 7.98% (b)(c).................                     820                698,968
                                                                                              -------------
                                                                                                 1,912,495
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--0.3%
     Bank of America Corp. Series K, 8% (b)(c).............                     295                212,190
     Citigroup Capital XXI, 8.30%, 12/21/77 (c)............                     150                115,686
     JPMorgan Chase & Co., 7.90% (b)(c)....................                     925                769,443
     JPMorgan Chase Capital XXV,
        6.80%, 10/01/37....................................                     770                709,466
                                                                                              -------------
                                                                                                 1,806,785
     ------------------------------------------------------------------------------------------------------
     Insurance--0.4%
     American International Group, Inc.:
        8.175%, 5/15/58 (c)(e).............................                     690                268,427
        6.25%, 3/15/87.....................................                     235                 87,836
     Chubb Corp., 6.375%, 3/29/67 (c)......................                     475                294,591
     Lincoln National Corp., 7%, 5/17/66 (c)...............                     315                132,300
     MetLife, Inc., 6.40%, 12/15/66........................                     220                132,000
     The Progressive Corp., 6.70%, 6/15/37 (c).............                     460                226,128
     Reinsurance Group of America,
        6.75%, 12/15/65 (c)................................                     320                120,952
     The Travelers Cos., Inc.,
        6.25%, 3/15/67 (c).................................    USD              910                596,084
                                                                                              -------------
                                                                                                 1,858,318
     ------------------------------------------------------------------------------------------------------
     Total Preferred Securities--1.1%                                                            5,775,506
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Fixed Income Securities
     ------------------------------------------------------------------------------------------------------
     Corporate Bonds
     ------------------------------------------------------------------------------------------------------
     Aerospace & Defense--0.1%
     L-3 Communications Corp.:
        5.875%, 1/15/15....................................                     270                243,000
        Series B, 6.375%, 10/15/15.........................                      12                 11,220
                                                                                              -------------
                                                                                                   254,220
     ------------------------------------------------------------------------------------------------------
     Air Freight & Logistics--0.0%
     United Parcel Service, Inc., 6.20%, 1/15/38...........                      30                 33,074
     ------------------------------------------------------------------------------------------------------
     Airlines--0.0%
     American Airlines, Inc.
        Series 2003-1, 3.857%, 1/09/12.....................                     177                155,229
     ------------------------------------------------------------------------------------------------------
     Capital Markets--1.0%
     The Bear Stearns Cos., Inc.:
        4.903%, 7/19/10 (c)................................                     350                338,713
        6.95%, 8/10/12.....................................                     375                389,465
     Goldman Sachs Capital II, 5.793% (b)(c)...............                     415                159,535
     The Goldman Sachs Group, Inc.,
        5.25%, 10/15/13 (f)................................                     930                854,346
     Lehman Brothers Holdings, Inc. (a)(d):
        6.75%, 12/28/17....................................                     490                     49
        Series I, 5.25%, 2/06/12...........................                     575                 54,625
        Series MTN, 7%, 9/27/27............................                     650                 61,750
     Morgan Stanley, 1.661%, 1/09/12 (c)...................                   2,340              1,846,288
     UBS AG:
        5.75%, 4/25/18.....................................                     600                544,557
        Series DPNT, 5.875%, 12/20/17......................                   1,290              1,185,052
                                                                                              -------------
                                                                                                 5,434,380
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.2%
     Corporacion Andina de Fomento,
        6.875%, 3/15/12....................................                     435                420,827
     Wachovia Bank NA, 6.60%, 1/15/38......................                     500                542,454
                                                                                              -------------
                                                                                                   963,281
     ------------------------------------------------------------------------------------------------------
     Computers & Peripherals--0.1%
     International Business Machines Corp.,
        5.70%, 9/14/17.....................................                     545                582,668
     ------------------------------------------------------------------------------------------------------
     Consumer Finance--0.2%
     SLM Corp.:
        3.735%, 1/26/09 (c)................................                     275                274,960
        5.40%, 10/25/11....................................                     475                359,306
        5.125%, 8/27/12....................................                     825                617,396
                                                                                              -------------
                                                                                                 1,251,662
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--1.0%
     Bank of America Corp.:
        6%, 9/01/17........................................                     110                111,718
        5.75%, 12/01/17....................................                     850                848,675
     General Electric Capital Corp.,
        5%, 11/15/11.......................................                   2,040              2,067,356
        6.15%, 8/07/37.....................................                     745                746,949
        6.375%, 11/15/67 (c)...............................                     650                408,570
     JPMorgan Chase Bank NA, 6%, 7/05/17...................                   1,100              1,109,458
                                                                                              -------------
                                                                                                 5,292,726
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                             Par
     Corporate Bonds                                                        (000)                 Value
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.5%
     AT&T, Inc., 6.50%, 9/01/37............................    USD            1,000           $  1,076,990
     GTE Corp., 6.84%, 4/15/18.............................                     250                253,214
     Qwest Communications International, Inc.:
        7.50%, 2/15/14.....................................                     140                100,100
        Series B, 7.50%, 2/15/14...........................                      60                 42,900
     Verizon Communications, Inc.,
        8.75%, 11/01/18....................................                     700                821,255
                                                                                              -------------
                                                                                                 2,294,459
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--0.2%
     Florida Power & Light Co., 5.95%, 2/01/38.............                     325                362,001
     Florida Power Corp., 6.40%, 6/15/38...................                     175                195,429
     Nevada Power Co., 6.65%, 4/01/36......................                     335                299,019
                                                                                              -------------
                                                                                                   856,449
     ------------------------------------------------------------------------------------------------------
     Energy Equipment & Services--0.0%
     Transocean, Inc.:
        6%, 3/15/18........................................                     110                100,188
        6.80%, 3/15/38.....................................                     140                124,872
                                                                                              -------------
                                                                                                   225,060
     ------------------------------------------------------------------------------------------------------
     Food Products--0.1%
     Kraft Foods, Inc., 6.125%, 8/23/18....................                     250                246,468
     ------------------------------------------------------------------------------------------------------
     Health Care Providers & Services--0.1%
     UnitedHealth Group, Inc.,
        5.80%, 3/15/36.....................................                     315                239,996
     ------------------------------------------------------------------------------------------------------
     Hotels, Restaurants & Leisure--0.0%
     American Real Estate Partners LP,
        7.125%, 2/15/13....................................                      45                 31,050
     Harrah's Operating Co., Inc. (e):
        10.75%, 2/01/18 (g)................................                     350                 40,250
        10%, 12/15/18......................................                      85                 31,025
                                                                                              -------------
                                                                                                   102,325
     ------------------------------------------------------------------------------------------------------
     Independent Power Producers &
     Energy Traders--0.1%
     Texas Competitive Electric Holdings Co. LLC
        Series B, 10.25%, 11/01/15 (e).....................                     520                369,200
     ------------------------------------------------------------------------------------------------------
     Insurance--0.3%
     American International Group, Inc.,
        6.25%, 5/01/36.....................................                     170                 95,473
     Hartford Life Global Portfolioing Trusts,
        2.176%, 6/16/14 (c)................................                   1,050                716,844
     Metropolitan Life Global Portfolioing I,
        5.125%, 4/10/13 (e)................................                     925                861,877
                                                                                              -------------
                                                                                                 1,674,194
     ------------------------------------------------------------------------------------------------------
     Media--0.8%
     CSC Holdings, Inc.
        Series B, 8.125%, 7/15/09..........................                      60                 59,700
     Comcast Corp.:
        5.85%, 1/15/10.....................................                     505                503,684
        6.50%, 1/15/17.....................................                     625                617,321
        6.45%, 3/15/37.....................................                     460                457,754
        6.95%, 8/15/37.....................................                     225                236,937
     Cox Communications, Inc.,
        7.125%, 10/01/12...................................                     365                349,311
     News America, Inc.:
        6.40%, 12/15/35....................................                     470                434,401
        6.75%, 1/09/38.....................................                     830                821,052
     Time Warner Cable, Inc., 5.85%, 5/01/17...............                     750                685,165
                                                                                              -------------
                                                                                                 4,165,325
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--0.1%
     Freeport-McMoRan Copper & Gold, Inc.:
        7.084%, 4/01/15 (c)................................                     155                102,300
        8.25%, 4/01/15.....................................                     215                182,750
        8.375%, 4/01/17....................................                     430                352,600
                                                                                              -------------
                                                                                                   637,650
     ------------------------------------------------------------------------------------------------------
     Multi-Utilities--0.0%
     Xcel Energy, Inc., 6.50%, 7/01/36.....................                     215                197,396
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.4%
     Anadarko Petroleum Corp.:
        5.95%, 9/15/16.....................................                     465                410,739
        6.45%, 9/15/36.....................................                     195                153,823
     Devon Financing Corp. ULC,
        7.875%, 9/30/31....................................                     200                220,221
     Gazprom OAO, 7.288%, 8/16/37 (e)......................                     460                271,400
     MidAmerican Energy Holdings Co.,
        5.95%, 5/15/37.....................................                     500                453,376
     Motiva Enterprises LLC,
        5.20%, 9/15/12 (e).................................                     215                216,106
     Petrobras International Finance Co.,
        5.875%, 3/01/18....................................                     220                197,780
     Sabine Pass LNG LP, 7.50%, 11/30/16...................                     345                248,400
     XTO Energy, Inc., 6.75%, 8/01/37......................                     155                145,167
                                                                                              -------------
                                                                                                 2,317,012
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--0.1%
     Eli Lilly & Co., 7.125%, 6/01/25......................                      10                 11,183
     GlaxoSmithKline Capital, Inc.,
        4.85%, 5/15/13.....................................                     500                501,528
     Wyeth, 6%, 2/15/36....................................                     250                268,227
                                                                                              -------------
                                                                                                   780,938
     ------------------------------------------------------------------------------------------------------
     Software--0.1%
     Oracle Corp., 5.75%, 4/15/18..........................                     340                355,629
     ------------------------------------------------------------------------------------------------------
     Tobacco--0.1%
     Philip Morris International, Inc.,
        5.65%, 5/16/18.....................................                     325                322,183
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.1%
     Verizon Wireless Capital LLC,
        8.50%, 11/15/18 (e)................................                     300                351,503
     Vodafone Group Plc, 6.15%, 2/27/37....................                     275                271,819
                                                                                              -------------
                                                                                                   623,322
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds--5.6%                                                                29,374,846
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Foreign Government Obligations
     ------------------------------------------------------------------------------------------------------
     Bundesrepublik Deutschland:
        Series 05, 4%, 1/04/37.............................    EUR              155                230,850
        Series 07, 4.25%, 7/04/39..........................                     400                631,482
     Mexican Bonos:
        Series M 10, 7.25%, 12/15/16.......................    MXN            5,900                408,273
        Series M 20, 10%, 12/05/24.........................                  19,620              1,627,432
     Mexico Government International Bond,
        6.375%, 1/16/13....................................    USD              157                164,850
     United Kingdom Gilt, 4.25%, 12/07/49..................    GBP              285                447,355
     ------------------------------------------------------------------------------------------------------
     Total Foreign Government Obligations--0.7%                                                  3,510,242
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                             Par
     Asset-Backed Securities                                                (000)                 Value
     ------------------------------------------------------------------------------------------------------
     ACE Securities Corp. Series 2005-ASP1
        Class M1, 1.151%, 9/25/35 (c)......................    USD              950           $    232,560
     American Express Issuance Trust Series
        2008-2 Class A, 4.02%, 1/18/11.....................                   1,660              1,584,557
     Bank of America Credit Card Trust Series
        2008-A9 Class A9, 4.07%, 7/16/12...................                   1,600              1,528,128
     Bear Stearns Asset Backed
        Securities Trust (c):
          Series 2005-4 Class A,
          0.801%, 1/25/36..................................                     221                200,983
          Series 2005-HE10 Class A2,
          0.761%, 11/25/35.................................                     577                549,491
          Series 2005-SD1 Class 1A2,
          0.771%, 7/25/27..................................                     739                610,043
     Carrington Mortgage Loan Trust
        Series 2006-NC5 Class A1,
        0.521%, 1/25/37 (c)................................                     808                748,496
     Chase Issuance Trust
        Series 2007-A17 Class A,
        5.12%, 10/15/14....................................                   1,700              1,577,072
     Countrywide Asset Backed Certificates
        Series 2004-13 Class AF4,
        4.583%, 1/25/33 (c)................................                     750                623,223
     First Franklin Mortgage Loan Asset
        Backed Certificates Series 2005-FF10
        Class A6, 0.821%, 11/25/35 (c).....................                     930                502,260
     Honda Auto Receivables Owner Trust
        Series 2006-3 Class A3,
        5.12%, 10/15/10....................................                   1,155              1,146,354
     IndyMac Residential Asset Backed Trust
        Series 2006-E Class 2A1,
        0.531%, 4/25/37 (c)................................                     652                609,998
     Irwin Home Equity Corp. Series 2005-C
        Class 1A1, 0.731%, 4/25/30 (c).....................                     170                155,174
     Lehman XS Trust Series 2005-5N
        Class 3A2, 0.831%, 11/25/35 (c)....................                     713                202,128
     Long Beach Mortgage Loan Trust
        Series 2006-11 Class 2A1,
        0.531%, 12/25/36 (c)...............................                     635                547,163
     Morgan Stanley ABS Capital I
        Series 2005-HE1 Class A2MZ,
        0.771%, 12/25/34 (c)...............................                      78                 53,075
     New Century Home Equity Loan Trust
        Series 2005-2 Class A2MZ,
        0.731%, 6/25/35 (c)................................                     231                181,321
     Nissan Auto Receivables Owner Trust
        Series 2006-A Class A4,
        4.77%, 7/15/11.....................................                   2,000              1,979,380
     Park Place Securities, Inc.
        Series 2005-WCH1 (c):
          Class A1B, 0.771%, 1/25/35.......................                      75                 71,582
          Class A3D, 0.811%, 1/25/35.......................                      67                 62,665
     RAAC Series 2005-SP2
        Class 2A, 0.771%, 6/25/44 (c)......................                   1,000                578,939
     Residential Asset Mortgage Products, Inc.
        Series 2005-RS3 Class AI2,
        0.641%, 3/25/35 (c)................................                     133                127,246
     SLM Student Loan Trust Series 2008-5 (c):
          Class A2, 4.635%, 10/25/16.......................                   1,710              1,625,981
          Class A3, 4.835%, 1/25/18........................                     430                374,437
          Class A4, 5.235%, 7/25/23........................                   1,160              1,002,823
     Soundview Home Equity Loan Trust
        Series 2005-OPT3 Class A4,
        0.771%, 11/25/35 (c)...............................                   2,055              1,695,342
     Structured Asset Investment Loan Trust (c):
          Series 2003-BC6 Class M1,
          1.596%, 7/25/33..................................                   1,424                945,998
          Series 2003-BC7 Class M1,
          1.596%, 7/25/33..................................                   1,238                773,398
          Series 2004-8 Class M4,
          1.471%, 9/25/34 (h)..............................                     550                330,000
     Structured Asset Securities Corp.
        Series 2004-23XS Class 2A1,
        0.771%, 1/25/35 (c)................................                     330                151,496
     ------------------------------------------------------------------------------------------------------
     Total Asset-Backed Securities--4.0%                                                        20,771,313
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Non-U.S. Government Agency
     Mortgage-Backed Securities
     ------------------------------------------------------------------------------------------------------
     Collateralized Mortgage Obligations--4.0%
     Bear Stearns Adjustable
        Rate Mortgage Trust (c):...........................                   6,121              4,108,320
          Series 2005-4 Class 3A1,
          5.371%, 8/25/35 (e)
          Series 2006-2 Class 2A1,
          5.65%, 7/25/36...................................                   2,379              1,252,865
     Countrywide Alternative Loan Trust (c):
          Series 2006-01A0 Class 1A1,
          3.216%, 8/25/46..................................                     240                102,861
          Series 2006-0A21 Class A1,
          0.698%, 3/20/47..................................                     669                274,271
     Countrywide Home Loan Mortgage
        Pass-Through Trust:
          Series 2003-56 Class 4A1,
          4.929%, 12/25/33 (c).............................                   1,694              1,278,853
          Series 2006-0A5 Class 2A1,
          0.671%, 4/25/46 (c)..............................                     295                115,499
          Series 2006-0A5 Class 3A1,
          0.671%, 4/25/46 (c)..............................                     556                226,536
          Series 2007-16 Class A1,
          6.50%, 10/25/37..................................                     946                642,018
          Series 2007-J3 Class A10,
          6%, 7/25/37......................................                   1,306                636,338
     First Horizon Asset Securities, Inc.
        Series 2005-AR3 Class 3A1,
        5.501%, 8/25/35 (c)................................                     330                248,317
     Impac Secured Assets CMN Owner Trust
        Series 2004-3 Class 1A4,
        0.871%, 11/25/34 (c)...............................                     196                 97,265
     JPMorgan Mortgage Trust:
          Series 2006-S2 Class 2A2,
          5.875%, 7/25/36..................................                     141                104,177
          Series 2007-S1 Class 1A2,
          5.52%, 3/25/22...................................                     149                100,999
     Residential Accredit Loans, Inc.
        Series 2006-Q02 Class A1,
        0.691%, 2/25/46 (c)................................                     454                183,754
     Structured Adjustable Rate Mortgage Loan
        Trust Series 2007-3 Class 2A1,
        5.733%, 4/25/37 (c)................................                   1,884              1,025,536
     Structured Asset Securities Corp. (c):
          Series 2005-GEL2 Class A,
          0.751%, 4/25/35..................................                     125                104,972
          Series 2005-OPT1 Class A4M,
          0.821%, 11/25/35.................................                     376                250,539

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Non-U.S. Government Agency                                              Par
     Mortgage-Backed Securities                                             (000)                 Value
     ------------------------------------------------------------------------------------------------------
     Collateralized Mortgage Obligations (concluded)
     WaMu Mortgage Pass-Through Certificates (c):
          Series 2006-AR18 Class 1A1,
          5.339%, 1/25/37..................................    USD            1,095           $    616,691
          Series 2007-HY3 Class 1A1,
          5.647%, 3/25/37..................................                   4,870              2,439,386
     Wells Fargo Mortgage Backed Securities Trust (c):
          Series 2005-AR15 Class 2A1,
          5.118%, 9/25/35..................................                   2,638              1,940,990
          Series 2006-AR2 Class 2A5,
          5.093%, 3/25/36..................................                   2,292              1,420,599
          Series 2006-AR12 Class 2A1,
          6.099%, 9/25/36..................................                     533                341,874
          Series 2006-AR15 Class A1,
          5.665%, 10/25/36.................................                   2,291              1,520,870
          Series 2006-AR17 Class A1,
          5.329%, 10/25/36.................................                     816                502,422
          Series 2006-AR18 Class 2A1,
          5.713%, 11/25/36.................................                   2,110              1,266,601
                                                                                              -------------
                                                                                                20,802,553
     ------------------------------------------------------------------------------------------------------
     Commercial Mortgage-Backed Securities--5.6%
     Bank of America Commercial Mortgage, Inc.
        Series 2003-2 Class A3,
        4.873%, 3/11/41 (c)................................                   1,890              1,728,238
     CS First Boston Mortgage Securities Corp.
        Series 2002-CP5 Class A1,
        4.106%, 12/15/35...................................                     815                757,014
     Chase Commercial Mortgage
        Securities Corp. Series 1999-2
        Class A2, 7.198%, 1/15/32..........................                   1,528              1,522,676
     Citigroup Commercial Mortgage Trust:
          Series 2006-C5 Class A4,
          5.431%, 10/15/49.................................                     285                223,393
          Series 2007-C6 Class AM,
          5.70%, 12/10/49 (c)..............................                     675                309,166
          Series 2008-C7 Class A4,
          6.096%, 12/10/49 (c).............................                     930                718,026
     Citigroup/Deutsche Bank Commercial
        Mortgage Trust Series 2007-CD5
        Class A4, 5.886%, 11/15/44 (c).....................                     675                509,012
     Commercial Mortgage Pass-Through
        Certificates Series 2004-LB3A
        Class A3, 5.09%, 7/10/37 (c).......................                     620                578,273
     First Union National Bank Commercial
        Mortgage Series 1999-C4 Class D,
        7.936%, 12/15/31 (e)...............................                   1,866              1,788,931
     GMAC Commercial Mortgage Securities, Inc.
        Series 2004-C3 Class AAB,
        4.702%, 12/10/41...................................                   2,300              1,837,592
     GS Mortgage Securities Corp. II
        Series 2006-GG6 Class A2,
        5.506%, 4/10/38 (c)................................                   1,700              1,487,274
     Greenwich Capital Commercial Portfolioing Corp.:
          Series 2004-GG1 Class A4,
          4.755%, 6/10/36..................................                   1,350              1,310,380
          Series 2004-GG1 Class A5,
          4.883%, 6/10/36..................................                   1,840              1,726,369
          Series 2007-GG9 Class A4,
          5.444%, 3/10/39..................................                   1,450              1,103,641
     JPMorgan Chase Commercial Mortgage
        Securities Corp.:
          Series 2001-CIB2 Class A3,
          6.429%, 4/15/35..................................                   1,845              1,794,343
          Series 2004-CB8 Class A1A,
          4.158%, 1/12/39..................................                     624                512,557
          Series 2006-CB17 Class A4,
          5.429%, 12/12/43.................................                     250                189,754
          Series 2006-LDP8 Class A4,
          5.399%, 5/15/45..................................                     190                144,901
          Series 2007-LD1 Class A2,
          5.804%, 6/15/49 (c)..............................                     650                496,876
          Series 2007-LD12 Class A2,
          5.827%, 2/15/51..................................                     530                413,231
     LB-UBS Commercial Mortgage Trust:
          Series 2004-C7 Class A1A,
          4.475%, 10/15/29.................................                   1,835              1,611,425
          Series 2005-C3 Class A5,
          4.739%, 7/15/30..................................                   1,400              1,131,455
          Series 2007-C1 Class A4,
          5.424%, 2/15/40..................................                     745                552,709
          Series 2007-C2 Class A3,
          5.43%, 2/15/40...................................                   1,225                880,413
     Morgan Stanley Capital I:
          Series 2003-IQ4 Class A2,
          4.07%, 5/15/40...................................                   1,510              1,299,642
          Series 2006-IQ12 Class A4,
          5.332%, 12/15/43.................................                     740                556,704
          Series 2007-HQ12 Class A2,
          5.632%, 4/12/49 (c)..............................                     235                176,804
          Series 2007-T27 Class A4,
          5.65%, 6/13/42 (c)(e)............................                   1,775              1,354,971
     Wachovia Bank Commercial Mortgage Trust:
          Series 2005-C20 Class A6A,
          5.11%, 7/15/42 (c)...............................                   1,675              1,415,955
          Series 2005-C21 Class A3,
          5.209%, 10/15/44 (c).............................                     590                547,783
          Series 2006-C28 Class A4,
          5.572%, 10/15/48.................................                     680                522,486
          Series 2006-C28 Class AJ,
          5.632%, 10/15/48 (c).............................                     150                 44,050
          Series 2006-C29 Class AJ,
          5.368%, 11/15/48 (c).............................                     150                 42,138
                                                                                              -------------
                                                                                                29,288,182
     ------------------------------------------------------------------------------------------------------
     Total Non-U.S. Government Agency
     Mortgage-Backed Securities--9.6%                                                           50,090,735
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     U.S. Government Agency
     Mortgage-Backed Securities
     ------------------------------------------------------------------------------------------------------
     Fannie Mae Guaranteed Pass-Through
        Certificates:
          4.00%, 12/01/13--1/01/39 (i)......................                  7,000              7,022,218
          4.50%, 2/15/39 (i)...............................                   3,100              3,128,092
          4.86%, 8/01/38 (c)...............................                   1,388              1,402,989
          5.00%, 1/01/21--1/15/39 (i)(j)....................                 18,863             19,292,167
          5.50%, 1/15/24--1/15/39 (i).......................                 32,291             33,111,555
          6.00%, 1/01/09--1/15/39 (i).......................                 14,139             14,595,542
          6.50%, 8/01/32--1/15/39 (i).......................                 10,514             10,921,580

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     U.S. Government Agency                                                  Par
     Mortgage-Backed Securities                                             (000)                 Value
     ------------------------------------------------------------------------------------------------------
     Freddie Mac Mortgage Participation
        Certificates:
          4.50%, 10/01/34--1/15/39 (i).....................    USD            1,196           $  1,214,835
          5.00%, 1/15/24--1/15/39 (i)......................                   6,500              6,647,438
          5.198%, 12/01/35 (c).............................                     978                988,422
          5.235%, 7/01/38 (c)..............................                   1,190              1,212,655
          5.303%, 8/01/38 (c)..............................                   1,083              1,102,631
          5.341%, 7/01/38 (c)..............................                     995              1,012,545
          5.50%, 12/01/13--1/15/39 (i).....................                  10,231             10,489,765
          6.00%, 1/01/34--1/15/39 (i)......................                   2,752              2,837,009
          7.00%, 7/01/31--6/01/32..........................                     292                307,287
     Ginne Mae Mortgage Participation
        Certificates:
          5.00%, 1/21/39 (i)...............................                   2,000              2,043,438
          5.50%, 1/15/39--2/15/39 (i)......................                   3,600              3,689,937
          6.00%, 2/21/37--2/15/39 (i)......................                   4,100              4,212,688
          6.50%, 1/15/35--2/15/39 (i)......................                  10,223             10,632,527
          7.00%, 4/15/29--6/15/35..........................                   2,109              2,219,382
          7.50%, 3/15/32...................................                      14                 15,336
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government Agency
     Mortgage-Backed Securities--26.3%                                                         138,100,038
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     U.S. Government Agency
     Mortgage-Backed Securities--
     Collateralized Mortgage Obligations
     ------------------------------------------------------------------------------------------------------
     Fannie Mae Trust:
          Series 2005-69 Class LE,
          5.50%, 11/25/33..................................                   2,582              2,672,415
          Series 2007-108 Class AN,
          8.897%, 11/25/37 (c).............................                     955              1,039,084
          Series 378 Class 5, 5%, 7/01/36 (k)..............                   2,970                293,843
     Freddie Mac Multiclass Certificates:
          Series 2684 Class SP,
          4.986%, 1/15/33 (k)..............................                     260                 45,053
          Series 3068 Class VA,
          5.50%, 10/15/16..................................                     790                821,894
          Series 3087 Class VA,
          5.50%, 3/15/15...................................                   2,177              2,253,071
          Series 3137 Class XP,
          6%, 4/15/36......................................                   1,292              1,335,136
          Series 3162 Class OA,
          6%, 10/15/26.....................................                     784                801,641
          Series 3208 Class PS,
          4.586%, 8/15/36 (k)..............................                   1,211                149,463
          Series 3316 Class SB,
          4.729%, 8/15/35 (k)..............................                     224                 28,454
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government Agency
     Mortgage-Backed Securities--
     Collateralized Mortgage Obligations--1.8%                                                   9,440,054
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     U.S. Government and Agency Obligations
     ------------------------------------------------------------------------------------------------------
     Fannie Mae, 5.25%, 8/01/12............................                   1,050              1,106,721
     Federal Home Loan Bank of
        Chicago, 5.625%, 6/13/16...........................                     450                472,517
     Federal Home Loan Banks, 5%,
        11/17/17 (f)(j)....................................                   2,580              2,957,967
     Freddie Mac, 5.75%, 6/27/16 (j).......................                   1,070              1,148,048
     U.S. Treasury Inflation Indexed Bonds:
          3.875%, 1/15/09..................................                   1,730              1,717,126
          1.625%, 1/15/15..................................                   3,687              3,419,504
          2.375%, 1/15/25..................................                     373                367,112
          2%, 1/15/26......................................                     518                488,381
          1.75%, 1/15/28...................................                     745                687,909
     U.S. Treasury Notes:
          3.75%, 11/15/18..................................                     625                707,519
          4.375%, 2/15/38..................................                     180                241,088
          4.50%, 5/15/38...................................                     145                197,902
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government & Agency Obligations--2.6%                                           13,511,794
     ------------------------------------------------------------------------------------------------------
     Total Fixed Income Securities--50.6%                                                      264,799,022
     ------------------------------------------------------------------------------------------------------
     Total Long-Term Investments
     (Cost--$640,170,431)--117.5%                                                              616,258,768
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
                                                                         Beneficial
                                                                           Interest
     Short-Term Securities                                                  (000)
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC
        Cash Sweep Series,1.64% (l)(m).....................    USD           11,741             11,741,111
     ------------------------------------------------------------------------------------------------------
     Total Short-Term Securities
     (Cost--$11,741,111)--2.2%                                                                  11,741,111
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Options Purchased                                                  Contracts (n)
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Call Swaptions
     Pay a fixed rate of 4.705% and receive
       a floating rate based on the 3-month
       LIBOR, expiring November 2013,
       Broker JPMorgan Chase...............................                       3                221,586
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Put Swaptions
     ------------------------------------------------------------------------------------------------------
     Pay a fixed rate of 4.705% and receive
        a floating rate based on the 3-month
        LIBOR, expiring November 2013,
        Broker JPMorgan Chase..............................                       3                 37,835
     Pay a fixed rate of 6.50% and receive a floating
        rate based on 3-month LIBOR, expiring
        October 2009, Broker Deutsche Bank AG..............                       4                  6,786
     Pay a fixed rate of 6.50% and receive a floating
        rate based on 3-month LIBOR, expiring
        September 2009, Broker Deutsche
        Bank AG............................................                       2                  3,528
     Pay a fixed rate of 6.50% and receive a floating
        rate based on the 3-month LIBOR, expiring
        November 2009, Broker UBS AG.......................                       2                  4,129
     Pay a fixed rate of 6.50% and received a
        floating rate based on 3-month LIBOR,
        expiring September 2009, Broker
        Goldman Sachs & Co.................................                       7                 12,236
     Pay a fixed rate of 5.78% and receive a floating
        rate based 3-month LIBOR, expiring
        August 2010, Broker Deutsche Bank AG...............                       9                 43,454
                                                                                              -------------
                                                                                                   107,968
     ------------------------------------------------------------------------------------------------------
     Total Options Purchased
     (Cost--$648,605)--0.1%  329,554
     ------------------------------------------------------------------------------------------------------
     Total Investments Before TBA Sale
     Commitments and Options Written
     (Cost--$652,560,147*)--119.8%                                                             628,329,433
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================
                                                                             Par
     TBA Sale Commitments                                                   (000)                 Value
     ------------------------------------------------------------------------------------------------------
     Fannie Mae Guaranteed Pass-Through
        Certificates:
          4.00%, 12/01/13--1/01/39.........................    USD          (1,300)           $ (1,303,653)
          5.00%, 1/01/21--1/15/39..........................                 (9,600)             (9,801,005)
          5.50%, 1/15/24--1/15/39..........................                 (7,100)             (7,277,500)
          6.00%, 1/01/09--1/15/39..........................                (14,000)            (14,432,250)
     Freddie Mac Mortgage Participation
        Certificates:
          5.50%, 12/01/13--1/15/39.........................                 (1,600)             (1,647,000)
          6.00%, 1/01/34--1/15/39..........................                 (2,700)             (2,781,000)
     Ginnie Mae MBS Certificates:
          5.00%, 2/21/39...................................                 (1,000)             (1,025,000)
          5.50%, 1/15/39--2/15/39..........................                   (600)               (617,064)
          6.00%, 2/21/37--2/15/39..........................                 (1,100)             (1,134,718)
          6.50%, 1/15/35--2/15/39..........................                 (9,100)             (9,457,720)
     ------------------------------------------------------------------------------------------------------
     Total TBA Sale Commitments
     (Proceeds--$48,756,625)--(9.4)%                                                           (49,476,910)
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Options Written                                                     Contracts (n)
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Call Swaptions
     Pay a fixed rate of 5.40% and receive a floating
        rate based on 3-month LIBOR, expiring
        December 2010, Broker UBS, AG......................                       4               (768,676)
     Pay a fixed rated of 2.495% and receive a
        floating rate based on 3-month LIBOR,
        expiring December 2010, Broker
        JPMorgan Chase.....................................                       5               (174,616)
     Pay a fixed rated of 4.1% and receive a
        floating rate based on 3-month LIBOR,
        expiring May 2009, Broker JPMorgan
        Chase..............................................                      20             (2,678,680)
                                                                                              -------------
                                                                                                (3,621,972)
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Put Swaptions
     Receive a fixed rate of 2.495% and pay a
        floating rate based on 3-month LIBOR,
        expiring December 2010, Broker
        JPMorgan Chase.....................................                       5               (357,512)
     Receive a fixed rate of 4.75% and pay a
        floating rate based on 3-month LIBOR,
        expiring May 2009, Broker
        JPMorgan Chase.....................................                      20                (35,660)
     Receive a fixed rate of 5.40% and pay a
        floating rate based on 3-month LIBOR,
        expiring December 2010, Broker UBS AG..............                       4                (30,175)
                                                                                              -------------
                                                                                                  (423,347)
     ------------------------------------------------------------------------------------------------------
     Total Options Written
     (Premiums Received--$1,838,060)--(0.8)%                                                    (4,045,319)
     Total Investments, Net of TBA Sale Commitments and
     Options Written--109.6%.......................................................            574,807,204
     Liabilities in Excess of Other Assets--(9.6)%.................................            (50,108,778)
                                                                                              -------------
     Net Assets--100.0%............................................................           $524,698,426
                                                                                              -------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

     Aggregate cost................................................................           $658,400,434
                                                                                              -------------
     Gross unrealized appreciation.................................................           $ 16,828,726
     Gross unrealized depreciation.................................................            (46,899,727)
                                                                                              -------------
     Net unrealized depreciation...................................................           $(30,071,001)
                                                                                              -------------

(a)  Non-income producing security.

(b)  Security is perpetual in nature and has no stated maturity date.

(c)  Variable rate security. Rate shown is as of report date.

(d)  Issuer filed for bankruptcy and/or is in default of interest payments.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h) Security is valued in accordance with the Portfolio's fair valuation policy.

(i) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(j) All or a portion of security has been pledged as collateral in connection with swaps.

(k) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(l) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                   Net
     Affiliate                                                                   Activity         Income
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC
       Cash Sweep Series.......................................               $(11,088,891)     $1,015,860
     ------------------------------------------------------------------------------------------------------

(m)  Represents the current yield as of report date.

(n)  One contract represents a notional amount of $1,000,000.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments December 31, 2008 (Continued)
     ======================================================================================================

  o  Financial futures contracts purchased as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                           Expiration           Face           Unrealized
     Contracts             Issue            Exchange          Date              Value         Appreciation
     ------------------------------------------------------------------------------------------------------
        32               Long Gilt           London        March 2009        $5,303,448         $377,170
        60              30-Year U.S.         Chicago       March 2009        $7,822,740          460,072
                       Treasury Bond
        17           Euro Bond Future         Eurex        March 2009        $2,904,764           45,305
     ------------------------------------------------------------------------------------------------------
     Total                                                                                      $882,547
                                                                                                --------

  o  Financial futures contracts sold as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                              Unrealized
                                                    Expiration              Face             Appreciation
     Contracts                 Issue                   Date                 Value           (Depreciation)
     ------------------------------------------------------------------------------------------------------
        54                  2-Year U.S.             March 2009           $11,677,412          $ (97,963)
                           Treasury Bond
       108                  5-Year U.S.             March 2009           $12,729,791           (128,115)
                           Treasury Bond
        19                 10-Year U.S.             March 2009           $ 2,438,317             49,067
                           Treasury Bond
        38              Euro Dollar Future           June 2009           $ 9,221,073           (171,577)
     ------------------------------------------------------------------------------------------------------
     Total                                                                                    $(348,588)
                                                                                              ---------

  o  Foreign currency exchange contracts as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                              Unrealized
                                                                           Settlement        Appreciation
     Currency Purchased                      Currency Sold                    Date          (Depreciation)
     ------------------------------------------------------------------------------------------------------
     USD       684,535                   EUR         539,000                 1/21/09           $(63,953)
     USD       281,285                   EUR         220,000                 1/21/09            (24,220)
     USD       169,995                   GBP         115,000                 1/21/09              4,760
     USD       619,125                   GBP         415,000                 1/21/09             22,840
     USD       168,975                   GBP         115,000                 1/21/09              3,739
     USD     2,202,573                   MXN      28,495,000                 1/21/09            160,574
     ------------------------------------------------------------------------------------------------------
     Total                                                                                     $103,740
                                                                                               --------

  o  Currency Abbreviations:

     EUR         Euro
     GBP         British Pound
     MXN         Mexican Peso
     USD         U.S. Dollar

  o  Interest rate swaps outstanding as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                   Notional                   Unrealized
                                                                    Amount                   Appreciation
                                                                     (000)                  (Depreciation)
     ------------------------------------------------------------------------------------------------------
     Receive a fixed rate of 3.401% and pay
     3.875% on Treasury Inflation Protected
     Securities adjusted principal

     Broker, JPMorgan Chase Bank, National
     Association Expires January 2009                          USD       1,694(1)            $    (21,805)

     Receive a fixed rate of 4.867% and pay a floating rate based on 3-month LIBOR

     Broker, UBS AG
     Expires October 2012                                      USD       6,800                    723,403

     Receive a fixed rate of 4.47% and pay a
     floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires June 2013                                         USD       7,900                    810,537

     Receive a fixed rate of 4.265% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires July 2013                                         USD       4,900                    464,981

     Receive a fixed rate of 5.085% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires November 2016                                     USD       1,600                    298,549

     Pay a fixed rate of 5.225% and receive a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires January 2017                                      USD         700                   (142,078)

     Receive a fixed rate of 5.526% and pay a floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires June 2017                                         USD       2,200                    513,263

     Pay a fixed rate of 5.722% and receive a floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires July 2017                                         USD       4,400                 (1,102,626)

     Pay a fixed rate of 5.6425% and receive a floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires July 2017                                         USD       2,100                   (513,425)

     Pay a fixed rate of 5.775% and receive a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires July 2017                                         USD       9,300                 (2,368,670)

     Receive a fixed rate of 5.324% and pay a floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires August 2017                                       USD       8,700                  1,931,488

     Pay a fixed rate of 5.305% and receive a floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires October 2017                                      USD      13,600                 (3,028,039)

     Receive a fixed rate of 4.46% and pay a
     floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires October 2018                                      USD       3,000                    497,028

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments December 31, 2008 (Concluded)
     ======================================================================================================

     Interest rate swaps outstanding as of December 31, 2008 (concluded):

     ------------------------------------------------------------------------------------------------------
                                                                   Notional                   Unrealized
                                                                    Amount                   Appreciation
                                                                     (000)                  (Depreciation)
     ------------------------------------------------------------------------------------------------------
     Receive a fixed rate of 4.50% and pay a
     floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires October 2018                                      USD       6,200                $  1,041,949

     Receive a fixed rate of 4.655% and pay a floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires October 2018                                      USD         600                     109,246

     Receive a fixed rate of 4.564% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires October 2018                                      USD       4,000                     696,896

     Receive a fixed rate of 2.295% and pay a floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires December 2018                                     USD       2,300                     (55,716)

     Receive a fixed rate of 2.975% and pay a floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires December 2018                                     USD       5,000                     175,341

     Receive a fixed rate of 2.21% and pay a
     floating rate based on 3-month LIBOR

     Broker, Goldman Sachs Bank USA
     Expires December 2018                                     USD       2,400                     (76,172)

     Receive a fixed rate of 2.941% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires December 2018                                     USD       2,000                      64,140

     Receive a fixed rate of 2.935% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires December 2018                                     USD       4,100                     129,258

     Receive a fixed rate of 5.409% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires April 2027                                        USD       1,000                     372,799
     ------------------------------------------------------------------------------------------------------
     Total                                                                                    $    520,347
                                                                                              -------------

(1)  The Portfolio pays based on the notional amount of USD 1,310.

o Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                          Pay                                                Notional         Unrealized
                         Fixed                                                Amount         Appreciation
     Issuer               Rate      Counterparty            Expiration         (000)        (Depreciation)
     ------------------------------------------------------------------------------------------------------
     RadioShack           1.16%     UBS AG                   December        USD 665           $11,169
      Corp.                                                    2010
     Limited             1.065%     UBS AG                   December        USD 665            59,185
      Brands, Inc.                                             2010
     Sara Lee            0.604%     JPMorgan                   March         USD 700             1,402
      Corp.                         Chase Bank,                2011
                                    National Association
     Computer             0.88%     Morgan Stanley             June          USD 695            (1,309)
      Sciences                      Capital Services,          2011
      Corp.                         Inc.
     Eastman              0.68%     Morgan Stanley           September       USD 690            23,597
      Chemical                      Capital Services,          2013
      Co.                           Inc.
     ------------------------------------------------------------------------------------------------------
     Total                                                                                     $94,044
                                                                                               -------

  o  Effective January 1, 2008, the Portfolio adopted Financial Accounting
     Standards Board Statement of Financial Accounting Standards No. 157, "Fair
     Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      o Level 1--price quotations in active markets/exchanges for identical securities

      o     Level 2--other observable inputs (including, but not limited to:
            quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio's own assumption used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note
     1 of the Notes to Financial Statements.

     The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Portfolio's investments:

     ------------------------------------------------------------------------------------------------------
     Valuation                                     Investments in                   Other Financial
     Inputs                                          Securities                       Instruments*
     ------------------------------------------------------------------------------------------------------
                                              Assets         Liabilities        Assets        Liabilities
                                           -------------    -------------     ----------     --------------
     Level 1...........................    $345,684,240               --      $  931,614     $   (397,655)
     Level 2...........................     281,985,639     $(49,476,910)      8,445,698      (11,443,332)
     Level 3...........................         330,000               --              --              --
     ------------------------------------------------------------------------------------------------------
     Total                                 $627,999,879     $(49,476,910)     $9,377,312     $(11,840,987)
                                           ----------------------------------------------------------------

  * Other financial instruments are swaps, futures, options and foreign currency exchange contracts.

     The following is a reconciliation of investments for unobservable inputs
     (Level 3) used in determining fair value:

     ------------------------------------------------------------------------------------------------------
                                                                                            Investments in
                                                                                              Securities
     ------------------------------------------------------------------------------------------------------
     Balance, as of January 1, 2008                                                                 --
     Accrued discounts/premiums                                                               $     (98)
     Realized gain (loss)                                                                            --
     Change in unrealized appreciation (depreciation)(1)                                       (222,039)
     Net purchases (sales)                                                                           --
     Net transfers in/out of Level 3                                                            552,137
     ------------------------------------------------------------------------------------------------------
     Balance, as of December 31, 2008                                                         $ 330,000
                                                                                              ---------

(1) Included in related net change in unrealized appreciation/depreciation on the Statements of Operations.

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Fundamental Growth Portfolio
     Schedule of Investments December 31, 2008                 (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                           Shares               Value
     ------------------------------------------------------------------------------------------------------
     Aerospace & Defense--2.6%
     Honeywell International, Inc..........................                  61,400           $  2,015,762
     Northrop Grumman Corp.................................                  30,000              1,351,200
                                                                                              -------------
                                                                                                 3,366,962
     ------------------------------------------------------------------------------------------------------
     Air Freight & Logistics--1.7%
     Expeditors International Washington, Inc..............                  46,800              1,557,036
     United Parcel Service, Inc. Class B...................                  11,900                656,404
                                                                                              -------------
                                                                                                 2,213,440
     ------------------------------------------------------------------------------------------------------
     Airlines--1.1%
     Delta Air Lines, Inc. (a).............................                 123,500              1,415,310
     ------------------------------------------------------------------------------------------------------
     Beverages--3.9%
     The Coca-Cola Co......................................                  76,400              3,458,628
     PepsiCo, Inc..........................................                  27,400              1,500,698
                                                                                              -------------
                                                                                                 4,959,326
     ------------------------------------------------------------------------------------------------------
     Biotechnology--5.6%
     Celgene Corp. (a).....................................                  45,400              2,509,712
     Genzyme Corp. (a).....................................                  32,000              2,123,840
     Gilead Sciences, Inc. (a).............................                  48,600              2,485,404
                                                                                              -------------
                                                                                                 7,118,956
     ------------------------------------------------------------------------------------------------------
     Capital Markets--0.5%
     Janus Capital Group, Inc..............................                  83,800                672,914
     ------------------------------------------------------------------------------------------------------
     Chemicals--0.8%
     Ecolab, Inc...........................................                  28,900              1,015,835
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--1.0%
     Wells Fargo & Co......................................                  43,000              1,267,640
     ------------------------------------------------------------------------------------------------------
     Commercial Services & Supplies--1.1%
     Waste Management, Inc.................................                  40,600              1,345,484
     ------------------------------------------------------------------------------------------------------
     Communications Equipment--7.4%
     Cisco Systems, Inc. (a)...............................                 284,400              4,635,720
     QUALCOMM, Inc.........................................                 134,900              4,833,467
                                                                                              -------------
                                                                                                 9,469,187
     ------------------------------------------------------------------------------------------------------
     Computers & Peripherals--3.9%
     Apple, Inc. (a).......................................                  31,400              2,679,990
     Hewlett-Packard Co....................................                  65,000              2,358,850
                                                                                              -------------
                                                                                                 5,038,840
     ------------------------------------------------------------------------------------------------------
     Construction & Engineering--0.9%
     Fluor Corp............................................                  25,900              1,162,133
     ------------------------------------------------------------------------------------------------------
     Diversified Consumer Services--2.0%
     Apollo Group, Inc. Class A (a)........................                  34,200              2,620,404
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--1.6%
     CME Group, Inc........................................                   2,600                541,086
     JPMorgan Chase & Co...................................                  46,210              1,457,002
                                                                                              -------------
                                                                                                 1,998,088
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication
     Services--0.6%
     AT&T Inc..............................................                  26,300                749,550
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--1.5%
     Exelon Corp...........................................                  34,200              1,901,862
     ------------------------------------------------------------------------------------------------------
     Energy Equipment & Services--1.7%
     Schlumberger Ltd......................................                  41,700              1,765,161
     Transocean Ltd. (a)...................................                   9,049                427,565
                                                                                              -------------
                                                                                                 2,192,726
     ------------------------------------------------------------------------------------------------------
     Food & Staples Retailing--7.4%
     CVS Caremark Corp.....................................                  49,100              1,411,134
     The Kroger Co.........................................                  32,800                866,248
     Safeway, Inc..........................................                  41,900                995,963
     Wal-Mart Stores, Inc..................................                 110,000              6,166,600
                                                                                              -------------
                                                                                                 9,439,945
     ------------------------------------------------------------------------------------------------------
     Health Care Equipment & Supplies--2.1%
     C.R. Bard, Inc........................................                  10,400                876,304
     Medtronic, Inc........................................                  58,000              1,822,360
                                                                                              -------------
                                                                                                 2,698,664
     ------------------------------------------------------------------------------------------------------
     Health Care Providers & Services--4.0%
     Henry Schein, Inc. (a)................................                  27,200                997,968
     Medco Health Solutions, Inc. (a)......................                  53,400              2,237,994
     UnitedHealth Group, Inc...............................                  69,100              1,838,060
                                                                                              -------------
                                                                                                 5,074,022
     ------------------------------------------------------------------------------------------------------
     Hotels, Restaurants & Leisure--2.7%
     Burger King Holdings, Inc.............................                  60,400              1,442,352
     McDonald's Corp.......................................                  31,500              1,958,985
                                                                                              -------------
                                                                                                 3,401,337
     ------------------------------------------------------------------------------------------------------
     Household Durables--0.5%
     D.R. Horton, Inc......................................                  82,900                586,103
     ------------------------------------------------------------------------------------------------------
     Household Products--1.2%
     Clorox Co.............................................                  16,300                905,628
     The Procter & Gamble Co...............................                  10,300                636,746
                                                                                              -------------
                                                                                                 1,542,374
     ------------------------------------------------------------------------------------------------------
     Insurance--1.1%
     The Travelers Cos., Inc...............................                  32,500              1,469,000
     ------------------------------------------------------------------------------------------------------
     Internet & Catalog Retail--1.2%
     Amazon.com, Inc. (a)..................................                  28,700              1,471,736
     ------------------------------------------------------------------------------------------------------
     Internet Software & Services--2.7%
     Google, Inc. Class A (a)..............................                  11,100              3,414,915
     ------------------------------------------------------------------------------------------------------
     Life Sciences Tools & Services--1.1%
     Thermo Fisher Scientific, Inc. (a)....................                  41,100              1,400,277
     ------------------------------------------------------------------------------------------------------
     Machinery--3.8%
     Cummins, Inc..........................................                  47,100              1,258,983
     Danaher Corp..........................................                  64,700              3,662,667
                                                                                              -------------
                                                                                                 4,921,650
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--2.2%
     Agnico-Eagle Mines Ltd................................                  41,200              2,114,796
     Freeport-McMoRan Copper & Gold, Inc.
        Class B............................................                  30,800                752,752
                                                                                              -------------
                                                                                                 2,867,548
     ------------------------------------------------------------------------------------------------------
     Multiline Retail--2.0%
     Kohl's Corp. (a)......................................                  71,700              2,595,540
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--5.0%
     EOG Resources, Inc....................................                  40,800              2,716,464
     Exxon Mobil Corp......................................                  29,100              2,323,053
     Massey Energy Co......................................                  51,500                710,185
     Valero Energy Corp....................................                  28,700                621,068
                                                                                              -------------
                                                                                                 6,370,770
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--6.9%
     Abbott Laboratories...................................                  67,400              3,597,138
     Bristol-Myers Squibb Co...............................                  87,800              2,041,350
     Johnson & Johnson.....................................                  37,300              2,231,659
     Teva Pharmaceutical Industries Ltd. (b)...............                  22,100                940,797
                                                                                              -------------
                                                                                                 8,810,944
     ------------------------------------------------------------------------------------------------------
     Semiconductors & Semiconductor
     Equipment--2.9%
     Broadcom Corp. Class A (a)............................                  83,300              1,413,601
     Lam Research Corp. (a)................................                  31,600                672,448
     PMC-Sierra, Inc. (a)..................................                 344,000              1,671,840
                                                                                              -------------
                                                                                                 3,757,889
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Fundamental Growth Portfolio
     Schedule of Investments December 31, 2008 (Concluded)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                           Shares               Value
     ------------------------------------------------------------------------------------------------------
     Software--8.5%
     Activision Blizzard, Inc. (a).........................                 199,700           $  1,725,408
     Adobe Systems, Inc. (a)...............................                  55,100              1,173,079
     Check Point Software Technologies Ltd. (a)............                  88,300              1,676,817
     Microsoft Corp........................................                 181,500              3,528,360
     Oracle Corp. (a)......................................                  90,700              1,608,111
     Salesforce.com, Inc. (a)..............................                  38,200              1,222,782
                                                                                              -------------
                                                                                                10,934,557
     ------------------------------------------------------------------------------------------------------
     Specialty Retail--1.6%
     Home Depot, Inc.......................................                  25,400                584,708
     Ross Stores, Inc......................................                  50,300              1,495,419
                                                                                              -------------
                                                                                                 2,080,127
     ------------------------------------------------------------------------------------------------------
     Tobacco--2.8%
     Philip Morris International, Inc......................                  82,000              3,567,820
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--2.2%
     American Tower Corp. Class A (a)......................                  95,000              2,785,400
     ------------------------------------------------------------------------------------------------------
     Total Investments
     (Cost--$139,998,339*)--99.8%  ................................................            127,699,275
     Other Assets Less Liabilities--0.2%...........................................                253,580
                                                                                              -------------
     Net Assets--100.0%............................................................           $127,952,855
                                                                                              -------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

     Aggregate cost................................................................           $142,308,216
                                                                                              -------------
     Gross unrealized appreciation.................................................           $  6,835,653
     Gross unrealized depreciation.................................................            (21,444,594)
                                                                                              -------------
     Net unrealized depreciation...................................................           $(14,608,941)
                                                                                              -------------

(a)  Non-income producing security.

(b)  Depositary receipts.

  o Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                Net
     Affiliate                                                               Activity            Income
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC
       Cash Sweep Series..........................................              --              $118,885
     BlackRock Liquidity Series, LLC
       Money Market Series........................................              --              $ 20,216
     ------------------------------------------------------------------------------------------------------

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

  o  Effective January 1, 2008, the Portfolio adopted Financial Accounting
     Standards Board Statement of Financial Accounting Standards No. 157, "Fair
     Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      o Level 1--price quotations in active markets/exchanges for identical securities

      o     Level 2--other observable inputs (including, but not limited to:
            quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio's own assumption used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note
     1 of the Notes to Financial Statements.

     The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Portfolio's investments:

     ------------------------------------------------------------------------------------------------------
     Valuation                                                                              Investments in
     Inputs                                                                                   Securities
     ======================================================================================================
                                                                                                Assets
                                                                                            ---------------
     Level 1...............................................                                  $127,699,275
     Level 2...............................................                                            --
     Level 3...............................................                                            --
     ------------------------------------------------------------------------------------------------------
     Total                                                                                   $127,699,275
                                                                                             -------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008                  (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                         Shares                 Value
     ------------------------------------------------------------------------------------------------------
     Australia--0.4%
     BHP Billiton Ltd......................................                  15,000           $    318,663
     Macquarie Airports Group..............................                  40,200                 67,669
     Newcrest Mining Ltd...................................                   7,340                174,713
     Transurban Group......................................                  38,216                144,557
     Woodside Petroleum Ltd................................                   9,800                253,598
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Australia                                                              959,200
     ------------------------------------------------------------------------------------------------------
     Austria--0.0%
     Telekom Austria AG....................................                   7,400                107,671
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Austria                                                                107,671
     ------------------------------------------------------------------------------------------------------
     Brazil--1.2%
     All America Latina Logistica SA.......................                  20,900                 89,623
     Banco Bradesco SA.....................................                  13,094                126,841
     Cia Brasileira de Distribuicao Grupo
        Pao de Acucar (Preference Shares)..................                  13,892                184,671
     Cia Energetica de Minas Gerais (a)....................                   4,769                 65,526
     Companhia Vale do Rio Doce
        (Preference `A' Shares) (a)........................                   9,900                105,435
     Cosan SA Industria e Comercio (b).....................                   3,600                 17,352
     Cyrela Brazil Realty SA...............................                   5,600                 22,093
     Gafisa SA.............................................                  12,500                 56,229
     Obrascon Huarte Lain Brasil SA........................                   9,000                 48,512
     Petroleo Brasileiro SA (a)............................                  13,900                340,411
     Petroleo Brasileiro SA (Preferred Shares) (a).........                  81,500              1,663,415
     SLC Agricola SA.......................................                  31,200                187,307
     Vivo Participacoes SA (a).............................                  18,875                236,693
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Brazil                                                               3,144,108
     ------------------------------------------------------------------------------------------------------
     Canada--1.9%
     Alamos Gold, Inc. (b).................................                  27,100                192,082
     BCE, Inc..............................................                     300                  6,147
     Barrick Gold Corp.....................................                   8,094                297,616
     Canadian Natural Resources Ltd........................                   5,400                215,892
     Canadian Pacific Railway Ltd..........................                  13,400                447,580
     Eldorado Gold Corp. (b)...............................                  45,000                351,762
     EnCana Corp...........................................                     200                  9,296
     Goldcorp, Inc.........................................                  18,000                567,540
     Golden Star Resources Ltd. (b)........................                  16,000                 16,071
     IAMGOLD Corp..........................................                  25,000                152,750
     Imperial Oil Ltd......................................                     300                 10,116
     Kinross Gold Corp.....................................                  86,993              1,589,279
     New Gold, Inc. (b)....................................                   6,000                  8,603
     Nexen, Inc............................................                     500                  8,790
     Nortel Networks Corp. (b).............................                   9,179                  2,386
     Petro-Canada..........................................                   4,200                 90,980
     Rogers Communications, Inc. Class B...................                  14,700                439,842
     Sino-Forest Corp. (b).................................                  11,200                 89,546
     Sun Life Financial, Inc...............................                     200                  4,628
     TELUS Corp............................................                   3,600                108,394
     Talisman Energy, Inc..................................                   3,400                 33,644
     Vittera, Inc. (b).....................................                  10,800                 83,111
     Yamaha Gold, Inc......................................                  32,600                249,550
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Canada                                                               4,975,605
     ------------------------------------------------------------------------------------------------------
     Chile--0.1%
     Banco Santander Chile SA (a)..........................                   1,500                 52,545
     SACI Falabella........................................                  37,300                 97,703
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Chile                                                                  150,248
     ------------------------------------------------------------------------------------------------------
     China--1.2%
     Beijing Enterprises Holdings Ltd......................                 223,067                913,380
     Chaoda Modern Agriculture Holdings Ltd................                 474,705                305,050
     China Communications Services Corp. Ltd...............                   6,700                  4,235
     China Life Insurance Co. Ltd. (a).....................                   2,833                131,451
     China Mobile Ltd......................................                  36,600                371,348
     China Shenhua Energy Co. Ltd. Class H.................                 144,500                309,788
     China South Locomotive
        and Rolling Corp. (b)..............................                  94,200                 51,171
     Denway Motors Ltd.....................................                 200,000                 62,734
     Guangshen Railway Co. Ltd.............................                 389,100                145,443
     Huaneng Power International, Inc......................                  39,000                 28,418
     Jiangsu Express.......................................                  46,000                 34,132
     Ping An Insurance Group Co. of China Ltd..............                  18,000                 88,458
     Shanghai Electric Group Corp..........................                 289,000                118,398
     Shanghai Industrial Holdings Ltd......................                  11,900                 27,428
     Tianjin Development Holdings Ltd......................                 828,400                278,837
     Tianjin Port Development Holdings Ltd.................                 403,700                 96,057
     Xiamen International Port Co. Ltd.....................                 388,900                 44,991
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in China                                                                3,011,319
     ------------------------------------------------------------------------------------------------------
     Egypt--0.1%
     Telecom Egypt.........................................                 112,847                328,190
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Egypt                                                                  328,190
     ------------------------------------------------------------------------------------------------------
     Finland--0.2%
     Fortum Oyj............................................                   4,300                 93,462
     Nokia Oyj.............................................                   4,644                 72,875
     Nokia Oyj (a).........................................                  24,700                385,320
     UPM-Kymmene Oyj.......................................                   3,711                 47,570
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Finland                                                                599,227
     ------------------------------------------------------------------------------------------------------
     France--1.1%
     AXA SA................................................                   6,427                144,258
     Bouygues..............................................                   2,925                124,089
     Cie Generale d'Optique Essilor
        International SA...................................                  10,000                469,750
     France Telecom SA.....................................                  24,100                671,731
     GDF Suez..............................................                   3,577                177,552
     Inforgrames Entertainment SA (b)......................                   1,824                 10,404
     Peugeot SA............................................                   3,585                 61,292
     Sanofi-Aventis........................................                   2,106                134,706
     Sanofi-Aventis (a)....................................                     400                 12,864
     Societe Generale SA...................................                   1,760                 89,290
     Total SA..............................................                  10,329                567,879
     Vivendi SA............................................                   8,400                273,790
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in France                                                               2,737,605
     ------------------------------------------------------------------------------------------------------
     Germany--0.3%
     Allianz AG Registered Shares..........................                     542                 57,669
     Bayer AG..............................................                   2,296                133,784
     Bayer AG (a)..........................................                     200                 11,880
     Bayerische Motoren Werke AG...........................                   1,800                 55,269
     Deutsche Post AG......................................                   6,554                110,852
     Deutsche Telekom AG...................................                   9,867                149,182
     E.ON AG...............................................                   4,245                166,689
     GEA Group AG..........................................                   5,450                 94,640
     Metro AG..............................................                   1,630                 64,823
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Germany                                                                844,788
     ------------------------------------------------------------------------------------------------------
     Hong Kong--0.5%
     Cheung Kong Holdings Ltd..............................                  18,000                171,713
     Cheung Kong Infrastructure Holdings Ltd...............                  51,100                192,972
     Hutchison Whampoa Ltd.................................                  43,200                218,083
     The Link REIT.........................................                 191,600                318,728
     Sun Hung Kai Properties Ltd...........................                  11,100                 93,401
     Wharf Holdings Ltd....................................                  57,450                159,031
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Hong Kong                                                            1,153,928
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     India--0.5%
     Bharat Heavy Electricals Ltd..........................                  10,600           $    298,075
     Container Corp. of India..............................                   9,700                123,559
     Housing Development Finance Corp......................                   3,400                104,046
     Larsen & Toubro Ltd...................................                   7,500                119,909
     Reliance Industries Ltd...............................                  14,300                364,156
     State Bank of India Ltd...............................                   6,500                172,611
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in India                                                                1,182,356
     ------------------------------------------------------------------------------------------------------
     Indonesia--0.0%
     Bumi Resources Tbk PT.................................                 437,134                 36,874
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Indonesia                                                               36,874
     ------------------------------------------------------------------------------------------------------
     Israel--0.1%
     AFI Development Plc (a)...............................                  30,700                 18,727
     Check Point Software Technologies Ltd. (b)............                     800                 15,192
     Ectel Ltd. (a)(b).....................................                   4,906                  2,747
     Teva Pharmaceutical Industries Ltd. (a)...............                   3,634                154,699
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Israel                                                                 191,365
     ------------------------------------------------------------------------------------------------------
     Italy--0.1%
     Eni SpA...............................................                  10,855                261,211
     Finmeccanica SpA......................................                   5,683                 88,023
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Italy                                                                  349,234
     ------------------------------------------------------------------------------------------------------
     Japan--8.8%
     Aioi Insurance Co., Ltd...............................                 123,000                643,436
     Asahi Glass Co., Ltd..................................                  26,000                148,208
     Astellas Pharma, Inc..................................                  22,500                920,977
     Canon, Inc............................................                  16,850                533,885
     Coca-Cola Central Japan Co., Ltd......................                      13                 93,072
     Coca-Cola West Holdings Co., Ltd......................                  17,818                385,246
     Daikin Industries Ltd.................................                   4,900                128,863
     Daiwa House Industry Co., Ltd.........................                  19,500                191,190
     East Japan Railway Co.................................                      90                684,060
     Fanuc Ltd.............................................                     300                 21,502
     Futaba Industrial Co., Ltd............................                  19,300                 76,515
     Hitachi Chemical Co., Ltd.............................                  10,800                112,193
     Hokkaido Coca-Cola Bottling Co., Ltd..................                   7,000                 37,568
     Honda Motor Co., Ltd..................................                   5,000                106,493
     Hoya Corp.............................................                  18,700                326,618
     JGC Corp..............................................                  24,000                359,183
     KDDI Corp.............................................                     100                714,030
     Kinden Corp...........................................                  17,000                153,760
     Kirin Holdings Co., Ltd...............................                  33,400                444,066
     Kubota Corp...........................................                  73,300                530,721
     Kyowa Hakko Kirin Co. Ltd.............................                   4,600                 48,291
     Marco Polo Investment Holdings Ltd. (b)...............                     105                      0
     Mikuni Coca-Cola Bottling Co., Ltd....................                  23,000                222,330
     Mitsubishi Corp.......................................                  65,300                924,913
     Mitsubishi Rayon Co., Ltd.............................                 130,000                393,753
     Mitsubishi Tanabe Pharma Corp.........................                  21,000                316,970
     Mitsui & Co., Ltd.....................................                  67,900                698,037
     Mitsui Sumitomo Insurance
        Group Holdings, Inc................................                  30,300                963,576
     Murata Manufacturing Co., Ltd.........................                   6,500                254,874
     NCB Holdings Ltd. (b).................................                     860                      0
     NGK Insulators Ltd....................................                   8,800                 99,719
     NTT DoCoMo, Inc.......................................                     715              1,407,346
     NTT Urban Development Co..............................                     100                108,297
     Nintendo Co., Ltd.....................................                     700                267,506
     Nippon Sheet Glass Co., Ltd...........................                   2,000                  6,622
     Nippon Telegraph & Telephone Corp.....................                      75                387,204
     Nipponkoa Insurance Co., Ltd..........................                  75,200                585,041
     Okumura Corp..........................................                  54,200                274,224
     Panasonic Corp........................................                  26,000                319,598
     RHJ International (a)(b)(c)...........................                  11,100                 53,695
     RHJ International (b).................................                  41,300                199,780
     Rinnai Corp...........................................                   3,800                149,079
     Sekisui House Ltd.....................................                  50,500                445,534
     Seven & I Holdings Co., Ltd...........................                  25,200                866,164
     Shimachu Co., Ltd.....................................                   2,500                 56,238
     Shin-Etsu Chemical Co., Ltd...........................                  14,200                655,352
     Sony Corp. (a)........................................                     400                  8,748
     Sumitomo Chemical Co., Ltd............................                 249,200                854,269
     Sumitomo Mitsui Financial Group, Inc..................                      80                331,826
     Suzuki Motor Corp.....................................                  29,000                405,320
     Tadano Ltd............................................                   4,000                 21,301
     Takeda Pharmaceutical Co., Ltd........................                  28,900              1,506,335
     Toda Corp.............................................                  31,500                115,147
     Toho Co., Ltd.........................................                  13,000                279,741
     Tokio Marine Holdings, Inc............................                  40,200              1,191,103
     Tokyo Gas Co., Ltd....................................                 121,000                613,334
     Toyota Industries Corp................................                  15,200                327,424
     Ube Industries Ltd....................................                  72,500                203,663
     West Japan Railway Co.................................                      50                227,822
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Japan                                                               22,401,762
     ------------------------------------------------------------------------------------------------------
     Kazakhstan--0.2%
     KazMunaiGas Exploration Production (a)................                  38,600                486,360
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Kazakhstan                                                             486,360
     ------------------------------------------------------------------------------------------------------
     Luxembourg--0.0%
     ArcelorMittal.........................................                   3,215                 77,497
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Luxembourg                                                              77,497
     ------------------------------------------------------------------------------------------------------
     Malaysia--0.3%
     British American Tobacco Malaysia Bhd.................                  13,200                169,940
     IOI Corp. Bhd.........................................                 191,495                198,583
     PLUS Expressways Bhd..................................                  36,600                 31,578
     Resorts World Bhd.....................................                  91,633                 60,111
     TM International Bhd (b)..............................                  55,000                 57,806
     Telekom Malaysia Bhd..................................                  55,000                 49,114
     Tenaga Nasional Bhd...................................                  97,487                176,809
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Malaysia                                                               743,941
     ------------------------------------------------------------------------------------------------------
     Mexico--0.1%
     America Movil, SA de CV (a)...........................                   7,200                223,128
     Fomento Economico Mexicano,
        SA de CV (a).......................................                   3,700                111,481
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Mexico                                                                 334,609
     ------------------------------------------------------------------------------------------------------
     Netherlands--0.1%
     ING Groep NV CVA......................................                   8,972                 98,745
     Koninklijke KPN NV....................................                   6,700                 97,407
     Unilever NV (a).......................................                   3,800                 93,290
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in the Netherlands                                                        289,442
     ------------------------------------------------------------------------------------------------------
     Norway--0.1%
     Norsk Hydro ASA.......................................                   3,000                 12,223
     Statoilhydro ASA......................................                  11,900                199,025
     Telenor ASA...........................................                   6,700                 45,201
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Norway                                                                 256,449
     ------------------------------------------------------------------------------------------------------
     Philippines--0.0%
     Energy Development Corp...............................                  96,000                  4,002
     First Gen Corp. (b)...................................                   6,000                  1,278
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in the Philippines                                                          5,280
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     Russia--0.6%
     Kuzbassrazrezugol (b).................................                 537,062           $     45,650
     MMC Norilsk Nickel (a)................................                  17,058                108,489
     Novorossiysk Commercial Sea Port (a)..................                  54,500                367,875
     OAO Gazprom (a).......................................                  44,500                634,125
     Polyus Gold Co. ZAO (a)...............................                  11,100                132,312
     Sberbank..............................................                 209,700                155,178
     Surgutneftegaz (a)....................................                   5,100                 26,010
     Uralkali (a)(b).......................................                     900                  8,019
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Russia                                                               1,477,658
     ------------------------------------------------------------------------------------------------------
     Singapore--0.6%
     CapitaLand Ltd........................................                  32,200                 70,258
     Fraser and Neave Ltd..................................                  92,700                191,666
     Keppel Corp. Ltd......................................                  98,000                297,537
     MobileOne Ltd.........................................                 132,400                136,697
     Noble Group Ltd.......................................                  92,460                 66,226
     Oversea-Chinese Banking Corp..........................                  42,400                147,428
     Parkway Holdings Ltd..................................                 135,866                117,747
     Parkway Life Real Estate Investment Trust.............                   7,875                  4,172
     Sembcorp Marine Ltd...................................                  49,800                 58,696
     Singapore Press Holdings Ltd..........................                  47,000                101,911
     Singapore Telecommunications Ltd......................                 240,700                428,941
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Singapore                                                            1,621,279
     ------------------------------------------------------------------------------------------------------
     South Africa--0.1%
     Anglo Platinum Ltd....................................                     800                 45,176
     Gold Fields Ltd. (a)..................................                   6,100                 60,573
     Impala Platinum Holdings Ltd..........................                   3,300                 48,633
     Katanga Mining Ltd. (b)...............................                  34,700                 11,243
     Sasol Ltd.............................................                   2,900                 88,194
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in South Africa                                                           253,819
     ------------------------------------------------------------------------------------------------------
     South Korea--0.9%
     Cheil Industries, Inc. (b)............................                   2,000                 64,990
     Dongbu Insurance Co., Ltd.............................                   3,600                 42,800
     KT Corp. (a)..........................................                  22,800                334,476
     KT&G Corp. (b)........................................                   6,900                436,450
     Korean Reinsurance Co.................................                  14,736                128,279
     LS Corp. (b)..........................................                   3,400                211,033
     Meritz Fire & Marine Insurance Co. Ltd................                  20,751                 61,419
     POSCO (a).............................................                   4,600                346,150
     Paradise Co. Ltd......................................                  22,532                 48,356
     SK Telecom Co., Ltd...................................                     900                149,595
     Samsung Electronics Co., Ltd..........................                     750                273,443
     Samsung Fine Chemicals Co., Ltd. (b)..................                   5,500                171,481
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in South Korea                                                          2,268,472
     ------------------------------------------------------------------------------------------------------
     Spain--0.2%
     Banco Santander SA....................................                   8,779                 84,811
     Cintra Concesiones de Infraestructuras
        de Transporte SA...................................                   9,840                 74,666
     Iberdrola Renovables (b)..............................                  19,200                 83,705
     Telefonica SA.........................................                  12,995                293,319
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Spain                                                                  536,501
     ------------------------------------------------------------------------------------------------------
     Switzerland--0.6%
     Credit Suisse Group AG................................                   3,431                 96,152
     Nestle SA Registered Shares...........................                  16,756                663,506
     Novartis AG Registered Shares.........................                   3,112                155,853
     Roche Holding AG......................................                   1,325                205,133
     Transocean Ltd. (b)...................................                   2,922                138,064
     Zurich Financial Services AG..........................                   1,207                263,707
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Switzerland                                                          1,522,415
     ------------------------------------------------------------------------------------------------------
     Taiwan--0.7%
     Cathay Financial Holding Co., Ltd.....................                  74,783                 84,255
     Chinatrust Financial Holding Co.......................                  91,308                 39,079
     Chunghwa Telecom Co., Ltd.............................                 110,636                178,213
     Chunghwa Telecom Co., Ltd. (a)........................                  43,872                684,403
     Delta Electronics, Inc................................                 129,231                251,535
     Fubon Financial Holding Co. Ltd.......................                  54,000                 39,630
     HON HAI Precision Industry Co., Ltd...................                  47,150                 92,969
     Taiwan Cement Corp....................................                 298,124                246,377
     Taiwan Semiconductor
        Manufacturing Co., Ltd.............................                  84,221                114,918
     Taiwan Semiconductor
        Manufacturing Co., Ltd. (a)........................                  13,065                103,214
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Taiwan                                                               1,834,593
     ------------------------------------------------------------------------------------------------------
     Thailand--0.2%
     Airports of Thailand Pcl..............................                  77,100                 40,124
     Bangkok Expressway Pcl Foreign Shares.................                  99,000                 49,244
     Hana Microelectronics Pcl.............................                 114,400                 32,892
     PTT Public Company THB10..............................                  34,400                173,088
     Siam Commercial Bank Pcl..............................                 153,000                215,555
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Thailand                                                               510,903
     ------------------------------------------------------------------------------------------------------
     United Kingdom--2.0%
     Anglo American Plc....................................                   5,240                122,287
     AstraZeneca Group Plc (a).............................                     300                 12,309
     BAE Systems Plc.......................................                  31,276                170,208
     BP Plc................................................                  60,570                467,566
     BP Plc (a)............................................                  15,600                729,144
     British American Tobacco Plc..........................                   8,845                230,738
     Cadbury Plc (a).......................................                   7,872                280,794
     Diageo Plc (a)........................................                  17,400                987,276
     GlaxoSmithKline Plc...................................                  15,359                285,643
     Guinness Peat Group Plc...............................                 232,785                136,473
     HSBC Holdings Plc.....................................                   5,820                 56,962
     Premier Foods Plc.....................................                  16,300                  7,126
     Royal Dutch Shell Plc (a).............................                   1,300                 68,822
     Royal Dutch Shell Plc Class B.........................                   8,358                211,862
     Unilever Plc..........................................                   6,285                144,365
     Unilever Plc (a)......................................                   4,600                105,892
     Vodafone Group Plc....................................                 297,966                610,131
     Vodafone Group Plc (a)................................                  14,322                292,742
     WPP Plc...............................................                   9,077                 53,076
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in the United Kingdom                                                   4,973,416
     ------------------------------------------------------------------------------------------------------
     United States--29.1%
     3Com Corp. (b)........................................                  77,100                175,788
     3M Co.................................................                   7,900                454,566
     ACE Ltd...............................................                  21,700              1,148,364
     The AES Corp. (b).....................................                   6,300                 51,912
     AGCO Corp. (b)........................................                     300                  7,077
     AT&T Inc..............................................                  86,222              2,457,327
     Abbott Laboratories...................................                  14,325                764,525
     AboveNet, Inc. (b)....................................                     394                 11,426
     Accenture Ltd. Class A................................                     300                  9,837
     Aetna, Inc............................................                  19,600                558,600
     Affiliated Computer Services, Inc. Class A (b)........                     300                 13,785
     Alliance Data Systems Corp. (b).......................                     200                  9,306
     Alliance Resource Partners LP.........................                   4,400                118,272
     The Allstate Corp.....................................                   7,300                239,148
     Altria Group, Inc.....................................                  19,400                292,164
     American Commercial Lines, Inc. (b)...................                  26,900                131,810
     AmerisourceBergen Corp................................                   5,800                206,828
     Amgen, Inc. (b).......................................                     400                 23,100
     Anadarko Petroleum Corp...............................                   7,800                300,690
     Apache Corp...........................................                   5,000                372,650

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     United States (continued)
     Apple, Inc. (b).......................................                   4,300           $    367,005
     Applied Materials, Inc................................                  11,900                120,547
     Arch Capital Group Ltd. (b)...........................                   3,100                217,310
     Archer-Daniels-Midland Co.............................                     500                 14,415
     Ascent Media Corp. Class A (b)........................                      54                  1,179
     Assurant, Inc.........................................                   6,562                196,860
     Autodesk, Inc. (b)....................................                     600                 11,790
     Autoliv, Inc..........................................                     300                  6,438
     Avnet, Inc. (b).......................................                     300                  5,463
     Avon Products, Inc....................................                   5,200                124,956
     Axis Capital Holdings Ltd.............................                     300                  8,736
     BMC Software, Inc. (b)................................                     300                  8,073
     Bank of America Corp..................................                  15,550                218,944
     The Bank of New York Mellon Corp. (d).................                  34,544                978,631
     Baxter International, Inc.............................                   2,800                150,052
     Big Lots, Inc. (b)....................................                     500                  7,245
     Boeing Co.............................................                  18,600                793,662
     Boston Scientific Corp. (b)...........................                   8,100                 62,694
     Bristol-Myers Squibb Co...............................                 118,600              2,757,450
     Broadcom Corp. Class A (b)............................                   5,500                 93,335
     Bunge Ltd.............................................                   1,541                 79,778
     Burlington Northern Santa Fe Corp.....................                  21,400              1,620,194
     CA, Inc...............................................                  32,235                597,314
     CF Industries Holdings, Inc...........................                     200                  9,832
     CMS Energy Corp.......................................                   8,800                 88,968
     CNA Financial Corp....................................                     300                  4,932
     CNX Gas Corp. (b).....................................                   4,800                131,040
     CVS Caremark Corp.....................................                   6,535                187,816
     Calpine Corp. (b).....................................                     620                  4,514
     Cardinal Health, Inc..................................                     300                 10,341
     Celanese Corp. Series A...............................                     400                  4,972
     CenturyTel, Inc.......................................                     200                  5,466
     Chevron Corp..........................................                  28,226              2,087,877
     Chubb Corp............................................                  10,400                530,400
     Cigna Corp............................................                  23,600                397,660
     Cimarex Energy Co.....................................                     300                  8,034
     Circuit City Stores, Inc..............................                   8,000                  1,040
     Cisco Systems, Inc. (b)...............................                  40,200                655,260
     The Coca-Cola Co......................................                   7,200                325,944
     Comcast Corp. Class A.................................                  62,917              1,062,039
     Complete Production Services, Inc. (b)................                  13,500                110,025
     Computer Sciences Corp. (b)...........................                     200                  7,028
     Comverse Technology, Inc. (b).........................                  30,000                187,800
     ConAgra Foods, Inc....................................                   8,200                135,300
     ConocoPhillips........................................                  20,950              1,085,210
     Consol Energy, Inc....................................                  29,600                845,968
     Constellation Brands, Inc. Class A (b)................                   5,400                 85,158
     Corning, Inc..........................................                  59,600                567,988
     Covidien Ltd..........................................                   4,308                156,122
     Crown Holdings, Inc. (b)..............................                   8,100                155,520
     Cummins, Inc..........................................                     200                  5,346
     DISH Network Corp. (b)................................                   5,700                 63,213
     DaVita, Inc. (b)......................................                   3,500                173,495
     Dell, Inc. (b)........................................                     900                  9,216
     Devon Energy Corp.....................................                   7,675                504,324
     Discover Financial Services, Inc......................                      50                    476
     Discovery Communications, Inc. Class A (b)............                     540                  7,646
     Discovery Communications, Inc. Class C (b)............                     540                  7,231
     Dover Corp............................................                     400                 13,168
     The Dow Chemical Co...................................                  21,000                316,890
     Dr. Pepper Snapple Group, Inc. (b)....................                   5,904                 95,940
     Duke Energy Corp......................................                     700                 10,507
     Dynegy, Inc. Class A (b)..............................                  16,832                 33,664
     E.I. du Pont de Nemours & Co..........................                  14,550                368,115
     EMC Corp. (b).........................................                     600                  6,282
     ENSCO International, Inc..............................                   1,600                 45,424
     El Paso Corp..........................................                  74,106                580,250
     Eli Lilly & Co........................................                   9,800                394,646
     Embarq Corp...........................................                   1,412                 50,775
     Endo Pharmaceuticals Holdings, Inc. (b)...............                   2,500                 64,700
     Endurance Specialty Holdings Ltd......................                  10,700                326,671
     Entergy Corp..........................................                   5,000                415,650
     Everest Re Group Ltd..................................                   2,500                190,350
     Exelon Corp...........................................                   7,300                405,953
     Expedia, Inc. (b).....................................                     600                  4,944
     Express Scripts, Inc. (b).............................                     200                 10,996
     Extreme Networks, Inc. (b)............................                   1,331                  3,114
     Exxon Mobil Corp......................................                  41,743              3,332,344
     FPL Group, Inc........................................                  11,900                598,927
     FairPoint Communications, Inc.........................                     709                  2,325
     Family Dollar Stores, Inc.............................                     300                  7,821
     Fidelity National Title Group, Inc. Class A...........                  29,500                523,625
     Forest Laboratories, Inc. (b).........................                   3,700                 94,239
     Foster Wheeler Ltd. (b)...............................                  11,932                278,970
     Foundation Coal Holdings, Inc.........................                  23,900                335,078
     Frontline Ltd.........................................                     300                  8,883
     The Gap, Inc..........................................                   1,000                 13,390
     General Communication, Inc. Class A (b)...............                   4,700                 38,023
     General Dynamics Corp.................................                   1,800                103,662
     General Electric Co...................................                  59,700                967,140
     Genuine Parts Co......................................                     300                 11,358
     Global Industries Ltd. (b)............................                  52,400                182,876
     Goodrich Corp.........................................                     200                  7,404
     Google, Inc. Class A (b)..............................                   2,300                707,595
     H.J. Heinz Co.........................................                   4,800                180,480
     Halliburton Co........................................                   8,954                162,784
     Hanesbrands, Inc. (b).................................                     762                  9,715
     Hasbro, Inc...........................................                     400                 11,668
     HealthSouth Corp. (b).................................                   5,320                 58,307
     Hess Corp.............................................                   3,900                209,196
     Hewitt Associates, Inc. Class A (b)...................                     400                 11,352
     Hewlett-Packard Co....................................                  19,800                718,542
     Hologic, Inc. (b).....................................                  36,300                474,441
     Honeywell International, Inc..........................                     200                  6,566
     Humana, Inc. (b)......................................                  16,700                622,576
     IPC Holdings, Ltd.....................................                   9,222                275,726
     Intel Corp............................................                  49,148                720,510
     International Business Machines Corp..................                   9,600                807,936
     International Game Technology.........................                  17,200                204,508
     International Paper Co................................                  35,400                417,720
     JDS Uniphase Corp. (b)................................                   4,737                 17,290
     JPMorgan Chase & Co...................................                  23,600                744,108
     Johnson & Johnson.....................................                  37,600              2,249,608
     KBR, Inc..............................................                   6,826                103,755
     Key Energy Services, Inc. (b).........................                   7,300                 32,193
     King Pharmaceuticals, Inc. (b)........................                   3,800                 40,356
     Kraft Foods, Inc......................................                  28,626                768,608
     The Kroger Co.........................................                     400                 10,564
     L-3 Communications Holdings, Inc......................                     100                  7,378
     LSI Corp. (b).........................................                   2,357                  7,754
     Lexmark International, Inc. Class A (b)...............                   9,200                247,480
     Liberty Media Corp.--Entertainment
        Class A (b)........................................                      16                    280
     Liberty Media Holding Corp.--Capital (b)...............                      4                     19
     Liberty Media Holding Corp.--Interactive (b)...........                    829                  2,586
     Life Technologies Corp (b)............................                   1,631                 38,019
     Lockheed Martin Corp..................................                   4,800                403,584
     Loews Corp............................................                     300                  8,475

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     United States (continued)
     Lubrizol Corp.........................................                     200           $      7,278
     Macquarie Infrastructure Co. LLC......................                  19,800                 74,646
     Manpower, Inc.........................................                     100                  3,399
     Marathon Oil Corp.....................................                  18,600                508,896
     Marsh & McLennan Cos., Inc............................                   4,200                101,934
     Mattel, Inc...........................................                  16,700                267,200
     McDermott International, Inc. (b).....................                   8,000                 79,040
     McDonald's Corp.......................................                   8,200                509,958
     McKesson Corp.........................................                   4,800                185,904
     Medco Health Solutions, Inc. (b)......................                   5,700                238,887
     Medtronic, Inc........................................                  17,600                552,992
     Merck & Co., Inc......................................                  24,850                755,440
     MetLife, Inc..........................................                   7,280                253,781
     Mettler Toledo International, Inc. (b)................                     525                 35,385
     Microsoft Corp........................................                 108,300              2,105,352
     Motorola, Inc.........................................                  47,000                208,210
     Murphy Oil Corp.......................................                   4,000                177,400
     Mylan, Inc. (b).......................................                  16,545                163,630
     NRG Energy, Inc. (b)..................................                   4,900                114,317
     Nabors Industries Ltd. (b)............................                   3,300                 39,501
     National Oilwell Varco, Inc. (b)......................                  10,847                265,101
     NetApp, Inc. (b)......................................                     800                 11,176
     Newmont Mining Corp...................................                  25,400              1,033,780
     News Corp. Class A....................................                  23,500                213,615
     Noble Energy, Inc.....................................                     200                  9,844
     Norfolk Southern Corp.................................                   9,200                432,860
     Northern Trust Corp...................................                  13,000                677,820
     Northrop Grumman Corp.................................                     100                  4,504
     Novell, Inc. (b)......................................                   8,900                 34,621
     Novellus Systems, Inc. (b)............................                     400                  4,936
     Occidental Petroleum Corp.............................                   9,200                551,908
     Oracle Corp. (b)......................................                   7,700                136,521
     PPL Corp..............................................                   6,700                205,623
     Pall Corp.............................................                   1,200                 34,116
     Panera Bread Co. Class A (b)..........................                   2,700                141,048
     Parker Hannifin Corp..................................                     150                  6,381
     PartnerRe Ltd.........................................                   2,700                192,429
     PepsiAmericas, Inc....................................                   2,900                 59,044
     Pepsi Bottling Group, Inc.............................                     400                  9,004
     PerkinElmer, Inc......................................                   4,800                 66,768
     Perrigo Co............................................                   2,200                 71,082
     Pfizer, Inc...........................................                  93,750              1,660,312
     PharMerica Corp. (b)..................................                     266                  4,168
     Philip Morris International, Inc......................                  12,800                556,928
     Plains Exploration & Production Co. (b)...............                     300                  6,972
     Platinum Underwriters Holdings Ltd....................                   3,900                140,712
     Polycom, Inc. (b).....................................                  26,400                356,664
     Praxair, Inc..........................................                   1,100                 65,296
     Precision Castparts Corp..............................                   2,200                130,856
     The Procter & Gamble Co...............................                  27,700              1,712,414
     The Progressive Corp..................................                  13,000                192,530
     QUALCOMM, Inc.........................................                  10,700                383,381
     Quest Diagnostics, Inc................................                     300                 15,573
     Qwest Communications International Inc................                  98,400                358,176
     Ralcorp Holdings, Inc. (b)............................                     774                 45,202
     Raytheon Co...........................................                     100                  5,104
     Reliance Steel & Aluminum Co..........................                     300                  5,982
     RenaissanceRe Holdings Ltd............................                   4,100                211,396
     Reynolds American, Inc................................                     300                 12,093
     Ross Stores, Inc......................................                     500                 14,865
     RusHydro (b)..........................................              17,601,300                367,867
     Ryder System, Inc.....................................                     200                  7,756
     SAIC, Inc. (b)........................................                     900                 17,532
     SPX Corp..............................................                     200                  8,110
     SUPERVALU, Inc........................................                   3,172                 46,311
     Safeway, Inc..........................................                     600                 14,262
     SanDisk Corp. (b).....................................                  17,500                168,000
     Sara Lee Corp.........................................                  12,900                126,291
     Schering-Plough Corp..................................                  24,500                417,235
     Schlumberger Ltd......................................                   9,150                387,319
     Seagate Technology....................................                     500                  2,215
     Smith International, Inc..............................                   2,700                 61,803
     Smurfit-Stone Container Corp. (b).....................                   9,800                  2,499
     The Southern Co.......................................                     600                 22,200
     Spirit Aerosystems Holdings, Inc. Class A (b).........                  27,100                275,607
     Sprint Nextel Corp. (b)...............................                  44,550                 81,526
     The St. Joe Co. (b)...................................                  15,700                381,824
     State Street Corp.....................................                  25,800              1,014,714
     Stone Energy Corp. (b)................................                   3,150                 34,713
     Sun Microsystems, Inc. (b)............................                  15,287                 58,396
     Sunoco, Inc...........................................                     200                  8,692
     Symantec Corp. (b)....................................                     900                 12,168
     Synopsys, Inc. (b)....................................                     500                  9,260
     TJX Cos., Inc.........................................                     600                 12,342
     Tellabs, Inc. (b).....................................                   5,100                 21,012
     Terra Industries, Inc.................................                     300                  5,001
     Texas Instruments, Inc................................                   6,800                105,536
     Textron, Inc..........................................                   5,000                 69,350
     Thermo Fisher Scientific, Inc. (b)....................                   4,800                163,536
     Time Warner, Inc......................................                  16,200                162,972
     The Travelers Cos., Inc...............................                  18,122                819,114
     Tyco Electronics Ltd..................................                   4,308                 69,833
     Tyco International Ltd................................                   3,708                 80,093
     U.S. Bancorp..........................................                  10,300                257,603
     Unifi, Inc. (b).......................................                  30,500                 86,010
     Union Pacific Corp....................................                  19,200                917,760
     United Technologies Corp..............................                   2,500                134,000
     UnitedHealth Group, Inc...............................                  26,850                714,210
     Valeant Pharmaceuticals International (b).............                  15,000                343,500
     Valero Energy Corp....................................                     200                  4,328
     Ventas, Inc...........................................                   2,617                 87,853
     Verizon Communications, Inc...........................                  52,200              1,769,580
     Viacom, Inc. Class B (b)..............................                  22,227                423,647
     Virgin Media, Inc.....................................                  26,432                131,896
     WABCO Holdings, Inc...................................                      66                  1,042
     Wal-Mart Stores, Inc..................................                   2,900                162,574
     Waters Corp. (b)......................................                   4,850                177,753
     Weatherford International Ltd. (b)....................                   6,500                 70,330
     WellPoint, Inc. (b)...................................                  13,300                560,329
     Wells Fargo & Co......................................                  20,300                598,444
     Western Digital Corp. (b).............................                     500                  5,725
     Windstream Corp.......................................                   6,671                 61,373
     Wyeth.................................................                  17,200                645,172
     XL Capital Ltd. Class A...............................                  56,818                210,227
     Xerox Corp............................................                  52,900                421,613
     Xilinx, Inc...........................................                     600                 10,692
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in the United States                                                   74,792,935
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks--52.3%                                                                134,159,049
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Exchange-Traded Funds
     ------------------------------------------------------------------------------------------------------
     South Korea--0.0%
     iShares MSCI South Korea Index Fund...................                     100                  2,789
     ------------------------------------------------------------------------------------------------------
     Total Exchange-Traded Funds in South Korea                                                      2,789
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Exchange-Traded Funds                                                  Shares                Value
     ------------------------------------------------------------------------------------------------------
     United States--3.0%
     Consumer Staples Select Sector SPDR Fund..............                  15,500           $    369,985
     Health Care Select Sector SPDR Fund...................                  15,800                419,490
     iShares Dow Jones U.S. Financial
        Sector Index Fund..................................                   3,000                136,320
     iShares Dow Jones U.S. Technology
        Sector Index Fund..................................                   6,100                216,184
     iShares Dow Jones U.S. Telecommunications
        Sector Index Fund..................................                  12,900                213,495
     iShares Silver Trust (b)..............................                  53,800                605,250
     KBW Bank..............................................                   5,700                124,773
     SPDR(R) Gold Trust (b)..................................                54,200              4,691,010
     Telecom HOLDRs Trust..................................                   3,300                 82,797
     Utilities Select Sector SPDR Fund.....................                  26,600                772,198
     Vanguard Telecommunication Services ..................                     400                 17,956
     ------------------------------------------------------------------------------------------------------
     Total Exchange-Traded Funds in the United States                                            7,649,458
     ------------------------------------------------------------------------------------------------------
     Total Exchange-Traded Funds--3.0%                                                           7,652,247
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Preferred Securities
     ------------------------------------------------------------------------------------------------------
                                                                             Par
     Capital Trusts                                                         (000)
     ------------------------------------------------------------------------------------------------------
     United States--0.0%
     Citigroup Capital XXI, 8.30%, 12/21/77 (e)............   USD               130                100,261
     ------------------------------------------------------------------------------------------------------
     Total Capital Trusts--0.0%                                                                    100,261
     ------------------------------------------------------------------------------------------------------

     Preferred Stocks                                                       Shares
     ------------------------------------------------------------------------------------------------------
     Japan--0.2%
     Mizuho Financial Group, Inc.
        Series 11X1, 2% (b)(f).............................                      67                471,180
     ------------------------------------------------------------------------------------------------------
     Total Preferred Stocks in Japan                                                               471,180
     ------------------------------------------------------------------------------------------------------
     United States--0.5%
     Bunge Ltd., 4.875% (f)................................                     924                 60,984
     Citigroup, Inc. Series T, 6.50% (f)...................                  11,718                327,987
     El Paso Corp. (b)(f):
        4.99% (c)..........................................                     190                125,400
        4.99%..............................................                     441                291,060
     Freeport-McMoRan Copper & Gold, Inc.,
        5.50% (f)..........................................                     450                276,750
     MetLife, Inc. Series B, 6.375% (f)....................                   8,100                 83,430
     Mylan, Inc., 6.50% (f)................................                      57                 37,565
     XL Capital Ltd., 10.75% (f)...........................                   2,945                 26,505
     ------------------------------------------------------------------------------------------------------
     Total Preferred Stocks in the United States                                                 1,229,681
     ------------------------------------------------------------------------------------------------------
     Total Preferred Stocks--0.7%                                                                1,700,861
     ------------------------------------------------------------------------------------------------------
     Total Preferred Securities--0.7%                                                            1,801,122
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Mutual Funds
     ------------------------------------------------------------------------------------------------------
     Vietnam--0.1%
     Vietnam Enterprise Investments
        Ltd.--R Shares (b)..................................                 31,875                 38,250
     Vinaland Ltd. (b).....................................                 285,500                137,040
     ------------------------------------------------------------------------------------------------------
     Total Mutual Funds--0.1%                                                                      175,290
     ------------------------------------------------------------------------------------------------------

     Warrants (g)
     ------------------------------------------------------------------------------------------------------
     Canada--0.0%
     Kinross Gold Corp. (expires 9/03/13)..................                   6,330                 30,714
     New Gold, Inc. (expires 4/03/12)......................                  30,000                    486
     ------------------------------------------------------------------------------------------------------
     Total Warrants in Canada                                                                       31,200
     ------------------------------------------------------------------------------------------------------
     United States--0.0%
     AboveNet, Inc. (expires 9/08/10)......................                     387                  3,870
     Mandra Forestry Finance Ltd.
        (expires 5/15/13)..................................                     475                 28,500
     ------------------------------------------------------------------------------------------------------
     Total Warrants in the United States                                                            32,370
     ------------------------------------------------------------------------------------------------------
     Total Warrants--0.0%                                                                           63,570
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Rights
     ------------------------------------------------------------------------------------------------------
     France--0.0%
     Infogrames Entertainment SA (h).......................                   1,824                     25
     ------------------------------------------------------------------------------------------------------
     Total Rights--0.0%                                                                                 25
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Fixed Income Securities
     ------------------------------------------------------------------------------------------------------
                                                                             Par
     Corporate Bonds                                                        (000)
     ------------------------------------------------------------------------------------------------------
     Brazil--0.0%
     Cosan Finance Ltd., 7%, 2/01/17 (c)...................   USD               100                 66,000
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Brazil                                                                66,000
     ------------------------------------------------------------------------------------------------------
     Canada--0.2%
     Rogers Wireless Communications, Inc.,
        7.625%, 12/15/11...................................   CAD               100                 83,776
     Sino-Forest Corp., 5%, 8/01/13 (c)(f).................                     606                430,260
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Canada                                                               514,036
     ------------------------------------------------------------------------------------------------------
     Chile--0.4%
     Empresa Electrica del Norte Grande SA, 7.50%,
        11/05/17 (i).......................................   USD               921                907,618
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Chile                                                                907,618
     ------------------------------------------------------------------------------------------------------
     China--0.6%
     Brilliance China Finance Ltd., 0%,
        6/07/11 (f)(j).....................................                     235                239,700
     Chaoda Modern Agriculture Holdings Ltd.:
        7.75%, 2/08/10.....................................                     175                131,250
        12.135%, 5/08/11 (f)(j)............................   HKD             1,650                229,823
     China Petroleum & Chemical Corp.,
        5.289%, 4/24/14 (f)(j).............................                   2,840                352,018
     GOME Electrical Appliances Holdings Ltd.,
        5.756%, 5/18/14 (f)(j).............................   CNY             3,200                178,221
     Pine Agritech Ltd., 24.699%, 7/27/12 (j)..............                   4,400                322,439
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in China                                                              1,453,451
     ------------------------------------------------------------------------------------------------------
     Europe--0.9%
     European Investment Bank:
        28%, 9/21/10 (c)(j)................................   BRL             2,200                742,547
        4.375%, 4/15/13....................................   EUR               850              1,238,926
        Series 1158/0100, 3.625%, 10/15/11.................                     197                279,507
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Europe                                                             2,260,980
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                             Par
     Corporate Bonds                                                        (000)                Value
     ------------------------------------------------------------------------------------------------------
     Germany--0.6%
     KfW--Kreditanstalt fuer Wiederaufbau,
        3.25%, 6/27/13 (f).................................   EUR               800           $  1,142,174
     Kreditanstalt fuer Wiederaufbau Series DPW,
        0.50%, 2/03/10 (f).................................                     330                451,559
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Germany                                                            1,593,733
     ------------------------------------------------------------------------------------------------------
     Hong Kong--0.3%
     FU JI Food and Catering Services Holdings Ltd.,
        19.618%, 10/18/10 (f)(j)...........................   CNY             1,900                169,867
     Hongkong Land CB 2005 Ltd.,
        2.75%, 12/21/12 (f)................................   USD               100                 89,625
     Hutchison Whampoa International 03/33 Ltd.:
        5.45%, 11/24/10....................................                     250                249,096
        6.25%, 1/24/14.....................................                     100                 96,693
     Noble Group Ltd., 8.50%, 5/30/13 (c)..................                     240                165,600
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Hong Kong                                                            770,881
     ------------------------------------------------------------------------------------------------------
     India--0.7%
     Gujarat NRE Coke Ltd.,
        0%, 4/12/11 (f)(j).................................                     200                140,000
     Housing Development Finance Corp.,
        0%, 9/27/10 (f)(j).................................                     200                213,000
     Punj Lloyd Ltd., 10.737%, 4/08/11 (f)(j)..............                     200                170,000
     Reliance Communications Ltd. (f)(j):
        0%, 5/10/11........................................                     275                221,375
        0%, 3/01/12........................................                     800                538,838
     Suzlon Energy Ltd.,
        22.428%, 6/12/12 (f)(j)............................                     211                 78,231
     Tata Motors Ltd., 1%, 4/27/11 (f).....................                     270                167,400
     Tata Steel Ltd., 1%, 9/05/12 (f)......................                     100                 87,498
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in India                                                              1,616,342
     ------------------------------------------------------------------------------------------------------
     Ireland--0.1%
     TransCapital Invest Ltd. for OJSC AK Transneft:
        6.103%, 6/27/12 (c)................................                     100                 74,809
        5.67%, 3/05/14.....................................                     100                 63,000
        8.70%, 8/07/18 (c).................................                     100                 64,395
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Ireland                                                              202,204
     ------------------------------------------------------------------------------------------------------
     Japan--0.3%
     The Bank of Kyoto Ltd. (f):
        Series 1, 1.90%, 9/30/09...........................   JPY            25,000                422,984
        1.804%, 3/31/14 (j)................................                  10,000                108,559
     The Mie Bank Ltd., 1%, 10/31/11 (f)...................                   6,000                 63,210
     Nagoya Railroad Co. Ltd.,
        1.226%, 3/30/12 (f)(j).............................                   2,000                 21,272
     Suzuki Motor Corp. Series 9,
        3.933%, 3/29/13 (f)(j).............................                  35,000                350,061
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Japan                                                                966,086
     ------------------------------------------------------------------------------------------------------
     Kazakhstan--0.2%
     KazMunaiGaz Finance Sub BV,
        9.125%, 7/02/18 (c)................................   USD               900                585,000
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Kazakhstan                                                           585,000
     ------------------------------------------------------------------------------------------------------
     Luxembourg--0.3%
     Acergy SA Series ACY,
        2.25%, 10/11/13 (f)................................                     100                 56,321
     Evraz Group SA:
        8.875%, 4/24/13 (c)................................                     100                 51,000
        8.25%, 11/10/15....................................                     100                 49,000
        9.50%, 4/24/18 (c).................................                     300                150,000
     Gazprom International SA,
        7.201%, 2/01/20....................................   USD                55                 41,056
     Novorossiysk Port Capital SA, 7%, 5/17/12.............                     100                 51,000
     TNK-BP Finance SA (c):
        6.125%, 3/20/12....................................                     100                 64,000
        7.50%, 7/18/16.....................................                     100                 52,000
     VIP Finance Ireland Ltd. for OJSC Vimpel
        Communications, 9.125%, 4/30/18 (c)................                     625                337,500
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Luxembourg                                                           851,877
     ------------------------------------------------------------------------------------------------------
     Malaysia--1.0%
     Berjaya Land Bhd, 8%, 8/15/11 (f).....................   MYR               780                233,759
     Cherating Capital Ltd., 2%, 7/05/12 (e)(f)............   USD               200                179,000
     Feringghi Capital Ltd., 0%, 12/22/09 (f)(j)...........                     300                314,250
     IOI Resources, 8.044%, 1/15/13 (f)(j).................                     300                251,520
     Johor Corp., 1%, 7/31/09 (i)..........................   MYR               825                286,127
     Rafflesia Capital Ltd.,
        1.25%, 10/04/11 (e)(f).............................   USD               700                655,866
     YTL Power Finance Cayman Ltd.,
        0%, 5/09/10 (f)(j).................................                     400                443,427
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Malaysia                                                           2,363,949
     ------------------------------------------------------------------------------------------------------
     Netherlands--0.2%
     ASM International NV (f):
        4.25%, 12/06/11 (c)................................                     100                 64,000
        4.25%, 12/06/11....................................                      30                 19,644
     Heidelberg International Finance B.V.,
        0.875%, 2/09/12 (f)................................   EUR               200                231,663
     Pargesa Netherlands NV,
        1.75%, 6/15/14 (f).................................   CHF               275                204,761
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in the Netherlands                                                      520,068
     ------------------------------------------------------------------------------------------------------
     Norway--0.1%
     Subsea 7, Inc. (f):
        6.067%, 6/29/17 (j)................................   USD               100                 74,811
        2.80%, 6/06/11.....................................                     100                 62,000
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Norway                                                               136,811
     ------------------------------------------------------------------------------------------------------
     Singapore--0.5%
     CapitaLand Ltd. (f):
        2.10%, 11/15/16....................................   SGD               750                361,992
        3.125%, 3/05/18....................................                     500                229,481
        2.95%, 6/20/22.....................................                   1,250                413,322
     Keppel Land Ltd., 2.50%, 6/23/13 (f)..................                     200                103,847
     Wilmar International Ltd.,
        14.722%, 12/18/12 (f)(j)...........................   USD               300                262,890
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Singapore                                                          1,371,532
     ------------------------------------------------------------------------------------------------------
     South Korea--0.4%
     Korea Electric Power Corp.,
        1.871%, 11/23/11 (f)(j)............................   JPY            20,000                212,631
     LG Telecom Ltd., 8.25%, 7/15/09 (c)...................   USD               350                348,050
     Zeus Cayman, 4.212%, 8/19/13 (f)(j)...................   JPY            60,000                589,079
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in South Korea                                                        1,149,760
     ------------------------------------------------------------------------------------------------------
     Sweden--0.1%
     Svensk Exportkredit AB, 10.50%,
        9/29/15 (e)........................................   TRY               504                271,634
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Sweden                                                               271,634
     ------------------------------------------------------------------------------------------------------
     Taiwan--0.0%
     Shin Kong Financial Holding Co. Ltd.,
        0%, 6/17/09 (f)(j).................................   USD                20                 18,466
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Taiwan                                                                18,466
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                             Par
     Corporate Bonds                                                        (000)                Value
     ------------------------------------------------------------------------------------------------------
     United Arab Emirates--0.4%
     Dana Gas Sukuk Ltd., 7.50%, 10/31/12 (f)..............   USD             1,480           $    569,770
     Nakheel Development Ltd.,
        3.173%, 12/14/09...................................                     230                194,350
     Nakheel Development 2 Ltd.,
        2.75%, 1/16/11.....................................                     450                231,750
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in the United Arab Emirates                                             995,870
     ------------------------------------------------------------------------------------------------------
     United Kingdom--0.2%
     Shire Plc, 2.75%, 5/09/14 (f).........................                     500                400,389
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in the United Kingdom                                                   400,389
     ------------------------------------------------------------------------------------------------------
     United States--3.3%
     The AES Corp., 8.375%, 3/01/11........................   GBP                84                108,694
     Addax Petroleum Corp., 3.75%, 5/31/12 (f).............   USD               200                125,500
     Advanced Micro Devices, Inc.,
        6%, 5/01/15 (f)....................................                     338                 96,330
     Archer-Daniels-Midland Co.,
        0.875%, 2/15/14 (f)................................                     450                438,750
     Calpine Generating Co. LLC (b)(k):
        9.07%, 4/01/09 (l).................................                     490                      0
        11.07%, 4/01/10....................................                     250                  3,750
     Cell Genesys, Inc., 3.125%, 11/01/11 (f)..............                      60                 22,725
     China Milk Products Group Ltd.,
        11.760%, 1/05/12 (f)(j)............................                     200                165,258
     Crown Cork & Seal Co., Inc.,
        7.50%, 12/15/96....................................                     150                 96,000
     General Cable Corp., 1%, 10/15/12 (f).................                     218                135,978
     General Electric Capital Corp.,
        0.963%, 1/15/10 (e)................................   JPY           119,000              1,247,771
     General Motors Corp., 8.25%, 7/15/23..................   USD               157                 25,905
     Greenbrier Cos., Inc., 2.375%, 5/15/26 (f)............                     136                 53,890
     Hologic, Inc., 2%, 12/15/37 (f)(i)....................                   1,540                895,125
     IOI Capital BHD Series IOI,
        0%, 12/18/11 (f)(j)................................                     325                312,488
     Intel Corp., 2.95%, 12/15/35 (f)......................                     208                180,180
     Mandra Forestry, 12%, 5/15/13 (c)(m)..................                     475                237,500
     McMoRan Exploration Co. (f):
        5.25%, 10/06/11 (c)................................                     125                109,375
        5.25%, 10/06/11....................................                     200                175,000
     Medtronic, Inc. (f):
        1.50%, 4/15/11.....................................                     149                138,570
        1.625%, 4/15/13....................................                     547                482,728
     Mylan, Inc., 1.25%, 3/15/12 (f).......................                     691                507,885
     Nabi Biopharmaceuticals,
        2.875%, 4/15/25 (f)................................                      80                 69,400
     Nextel Communications, Inc.,
        5.25%, 1/15/10 (f).................................                     125                108,281
     Northwest Airlines, Inc. Series
        1999-3-B, 9.485%, 10/01/16 (b)(k)..................                     136                 13,962
     Paka Capital Ltd., 8.078%, 3/12/13 (f)(j).............                     100                 85,750
     Pemex Project Funding Master Trust,
        5.50%, 2/24/25.....................................   EUR               570                507,089
     Preferred Term Securities XXIV, Ltd.,
        5.965%, 3/22/37 (c)(f).............................   USD               150                 15,270
     Preferred Term Securities XXV, Ltd.,
        5.758%, 6/22/37 (f)................................                     300                  9,120
     Preferred Term Securities XXVI, Ltd.,
        6.191%, 9/22/37 (f)................................                     140                  3,178
     Preferred Term Securities XXVII, Ltd.,
        6.29%, 12/22/37 (f)................................                     100                 17,290
     ProLogis, 2.25%, 4/01/37 (f)..........................                      70                 30,800
     SanDisk Corp., 1%, 5/15/13 (f)........................                   1,275                510,000
     SonoSite, Inc., 3.75%, 7/15/14 (f)....................                     119                 84,639
     Suzlon Energy Ltd., 11.360%,
        10/11/12 (f)(j)....................................                     300                 75,000
     Tenet Healthcare Corp., 9.25%, 2/01/15................                     200                161,000
     Transocean, Inc. (f):
        1.50%, 12/15/37....................................                   1,042                844,020
        Series A, 1.625%, 12/15/37.........................                     680                592,450
        Series C, 1.50%, 12/15/37..........................                     180                138,600
     Uno Restaurant Corp., 10%, 2/15/11 (c)................                      90                 27,000
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in the United States                                                  8,852,251
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds--10.8%                                                               27,868,938
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Asset-Backed Securities
     ------------------------------------------------------------------------------------------------------
     Latitude CLO Ltd. Series 2005-1I Class SUB,
        13%, 12/15/17......................................                     100                  8,000
     ------------------------------------------------------------------------------------------------------
     Total Asset-Backed Securities--0.0%                                                             8,000
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Foreign Government Obligations
     ------------------------------------------------------------------------------------------------------
     Australian Government Bonds,
        5.75%, 6/15/11.....................................   AUD               752                557,345
     Brazil Notas do Tesouro Nacional Series F,
        10%, 1/01/17.......................................   BRL               318                115,289
     Bundesrepublik Deutschland:
        4%, 7/04/16........................................   EUR             1,900              2,845,986
        4.25%, 7/04/17.....................................                   1,580              2,412,322
        Series 08, 4.25%, 7/04/18..........................                     900              1,382,277
     Bundesschatzanweisungen Series 1,
        4.75%, 6/11/10.....................................                   1,258              1,817,263
     Caisse d'Amortissement de la Dette Sociale:
        3.25%, 4/25/13.....................................                     300                416,727
        4%, 10/25/14.......................................                     375                536,995
     Canadian Government Bond:
        4%, 9/01/10........................................   CAD               395                335,544
        4%, 6/01/16........................................                     275                247,620
     Iceland Rikisbref, 7.25%, 5/17/13.....................   ISK             8,800                 63,675
     Japanese Government CPI Linked Bond:
        Series 5, 0.80%, 9/10/15...........................   JPY            91,668                878,864
        Series 6, 0.80%, 12/10/15..........................                  77,979                744,265
        Series 7, 0.80%, 3/10/16...........................                 289,141              2,738,309
        Series 16, 1.40%, 6/10/18..........................                  60,960                587,005
     Japanese Government Two Year Bond
        Series 272, 0.70%, 9/15/10.........................                  63,000                698,746
     Malaysia Government Bond:
        3.756%, 4/28/11....................................   MYR             3,150                925,820
        Series 3/06, 3.869%, 4/13/10.......................                   1,800                526,015
     Netherland Government Bond,
        3.75%, 7/15/14.....................................   EUR               475                683,012
     New Zealand Government Bond
        Series 216, 4.50%, 2/14/16.........................   NZD               425                348,994
     Poland Government Bond, 3%, 8/24/16...................   PLN             2,250                673,937
     Russia Government International Bond,
        7.50%, 3/31/30 (i).................................   USD                32                 28,206
     United Kingdom Gilt:
        4.25%, 3/07/11.....................................   GBP             1,635              2,473,457
        4%, 9/07/16........................................                     950              1,465,450
        5%, 3/07/18........................................                   1,178              1,960,494
     ------------------------------------------------------------------------------------------------------
     Total Foreign Government Obligations--9.9%                                                 25,463,617
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                             Par
     U.S. Government Obligations                                            (000)                 Value
     ------------------------------------------------------------------------------------------------------
     United States--11.6%
     U.S. Treasury Inflation Indexed Bonds:
        0.875%, 4/15/10....................................   USD             1,915           $  1,800,252
        2.375%, 4/15/11....................................                   8,213              8,021,530
        2%, 4/15/12 (d)....................................                     421                410,196
        1.875%, 7/15/15 (n)................................                     557                526,052
        2%, 1/15/16........................................                   7,019              6,721,345
        2.50%, 7/15/16 (q).................................                   2,041              2,025,334
        2.375%, 1/15/27....................................                   1,128              1,133,193
     U.S. Treasury Notes:
        4%, 6/15/09 (q)....................................                   1,400              1,423,734
        4.625%, 7/31/09 (q)................................                   1,446              1,481,981
        4.875%, 6/30/09 (q)................................                   1,200              1,227,327
        2.125%, 1/31/10 (d)................................                     900                916,488
        2.875%, 6/30/10....................................                   1,870              1,936,546
        4.875%, 5/31/11....................................                   1,850              2,033,699
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government Obligations--11.6%                                                   29,657,677
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Structured Notes
     ------------------------------------------------------------------------------------------------------
     Brazil--0.8%
     JPMorgan Chase & Co. (NTN--B Linked Notes):
        6%, 8/15/10........................................   BRL             2,211                918,405
        6%, 8/15/10........................................                   1,362                566,091
        6%, 8/17/10........................................                   1,108                460,591
     ------------------------------------------------------------------------------------------------------
     Total Structured Notes in Brazil                                                            1,945,087
     ------------------------------------------------------------------------------------------------------
     Taiwan--0.1%
     UBS AG (Total Return TWD Linked Notes),
        0%, 12/01/10 (c)(j)................................   USD               252                251,705
     ------------------------------------------------------------------------------------------------------
     Total Structured Notes in Taiwan                                                              251,705
     ------------------------------------------------------------------------------------------------------
     Total Structured Notes--0.9%                                                                2,196,792
     ------------------------------------------------------------------------------------------------------
     Total Fixed Income Securities--33.2%                                                       85,195,024
     ------------------------------------------------------------------------------------------------------
     Total Long-Term Investments
     (Cost--$265,845,436)--89.3%                                                               229,046,327
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Short-Term Securities
     ------------------------------------------------------------------------------------------------------
     United States--12.1%
     ------------------------------------------------------------------------------------------------------
     Time Deposits--0.1%
     Brown Brothers Harriman & Co.,
        0.06%, 1/02/09.....................................                     151                150,648
     ------------------------------------------------------------------------------------------------------
     U.S. Government Obligations--12.0%
     U.S. Treasury Bills:
        0.02%, 1/02/09.....................................                   2,265              2,264,999
        0.49%, 1/08/09 (d).................................                   7,800              7,799,272
        0.40%, 1/22/09.....................................                     755                754,828
        0.41%, 1/29/09.....................................                   2,000              1,999,379
        0.35%, 2/05/09.....................................                   5,000              4,998,347
        2.04%, 2/12/09.....................................                   2,000              1,999,959
        0.01%, 2/19/09.....................................                   6,036              6,035,938
        0.14%, 3/05/09.....................................                   4,000              3,999,190
        0.02%, 3/12/09.....................................                   1,000                999,956
                                                                                              -------------
                                                                                                30,851,868
     ------------------------------------------------------------------------------------------------------
     Total Short-Term Securities
     (Cost--$31,002,516)--12.1%                                                                 31,002,516
     ------------------------------------------------------------------------------------------------------

     Options Purchased                                                    Contracts
     ------------------------------------------------------------------------------------------------------
     Exchange-Traded Call Options
     Bristol-Myers Squibb Co.,
        expiring January 2009 at USD 35....................                     150                    150
     General Motors Corp.:
        expiring January 2010 at USD 50....................                      87                    305
        expiring January 2010 at USD 60....................                      84                    168
     Lockheed Martin Corp.,
        expiring January 2009 at USD 115...................                      78                    390
     Medtronic, Inc.:
        expiring January 2009 at USD 50....................                      22                    110
        expiring January 2009 at USD 55....................                      17                     85
        expiring January 2009 at USD 60....................                      71                    355
     Northrop Grumman Corp.,
        expiring January 2009 at USD 80....................                      93                    465
     Raytheon Co.,
        expiring January 2009 at USD 70....................                     146                    730
     S&P 500 Listed Option:
        expiring December 2009 at USD 100..................                      10                 72,250
        expiring June 2009 at USD 132.5....................                      20                  1,050
                                                                                              -------------
                                                                                                    76,058
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Put Options
     Japanese Yen,
        expiring January 2009 at USD 109,
        Broker JPMorgan Chase..............................                   9,400                190,207
     Swiss Franc,
        expiring January 2009 at USD 1.02, Broker
        Morgan Stanley Capital Services, Inc...............                   1,300                  4,992
                                                                                              -------------
                                                                                                   195,199
     ------------------------------------------------------------------------------------------------------
     Total Options Purchased
     (Cost--$500,681)--0.1%                                                                        271,257
     ------------------------------------------------------------------------------------------------------
     Total Investments Before Investments
     Sold Short and Options Written
     (Cost--$297,348,633*)--101.5%                                                             260,320,100
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Structured Options
     ------------------------------------------------------------------------------------------------------
     Credit Suisse Euro Stoxx Index Link,
        expiring July 2009, Broker Credit
        Suisse International (o)...........................                  12,505               (348,000)
     JPMorgan Euro Stoxx Index Link,
        expiring June 2009, Broker
        JPMorgan Chase (p).................................                  16,850               (447,480)
     ------------------------------------------------------------------------------------------------------
     Total Structured Options
     (Premiums Paid--$131,444)--(0.3)%                                                            (795,480)
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Investments Sold Short                                                Shares
     ------------------------------------------------------------------------------------------------------
     Bed Bath & Beyond, Inc................................                (10,500)               (266,910)
     Black & Decker, Corp..................................                 (1,900)                (79,439)
     Carnival Corp.........................................                (10,700)               (260,224)
     Masco Corp............................................                (14,500)               (161,385)
     Staples Inc...........................................                 (4,900)                (87,808)
     ------------------------------------------------------------------------------------------------------
     Total Investments Sold Short
     (Proceeds--$1,269,815)--(0.3)%                                                               (855,766)
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Options Written                                                      Contracts               Value
     ------------------------------------------------------------------------------------------------------
     Exchange-Traded Call Options
     Aetna, Inc.:
        expiring January 2009 at USD 45....................                      11           $        (55)
        expiring January 2009 at USD 50....................                      39                   (195)
     American Commercial Lines, Inc.,
        expiring January 2009 at USD 20....................                       9                    (45)
     Apple Inc.,
        expiring January 2010 at USD 85....................                      43                (86,753)
     Boeing Co.:
        expiring January 2009 at USD 75....................                      21                   (105)
        expiring January 2009 at USD 85....................                      21                   (105)
     Bunge Ltd., expiring April 2009 at USD 85.............                      21                   (683)
     Burlington Northern Santa Fe Corp.,
        expiring January 2009 at USD 90....................                     116                   (580)
     Cigna Corp.,
        expiring January 2009 at USD 43.375................                     110                   (550)
     Circuit City Stores, Inc.,
        expiring January 2009 at USD 5.....................                      80                   (400)
     Consol Energy, Inc.:
        expiring January 2009 at USD 45....................                      63                   (315)
        expiring January 2009 at USD 80....................                      38                   (190)
     Corning, Inc.,
        expiring January 2009 at USD 30....................                     151                   (755)
     DISH Network Corp.,
        expiring January 2009 at USD 32.5..................                      52                   (260)
     The Dow Chemical Co.,
        expiring January 2009 at USD 35....................                     111                   (555)
     E.I. du Pont de Nemours & Co.,
        expiring January 2009 at USD 45....................                      63                   (315)
     Foster Wheeler Ltd.,
        expiring January 2009 at USD 67.5..................                      14                    (70)
     Hewlett-Packard Co.,
        expiring January 2009 at USD 47.5..................                     198                   (990)
     Hologic, Inc.,
        expiring January 2009 at USD 25....................                      28                   (140)
     Humana, Inc.:
        expiring January 2009 at USD 45....................                      40                   (400)
        expiring January 2009 at USD 50....................                      22                   (110)
     International Game Technology,
        expiring January 2009 at USD 25....................                     133                   (665)
     International Paper Co.:
        expiring April 2009 at USD 15......................                      47                 (2,468)
        expiring January 2009 at USD 30....................                      39                   (195)
     Kraft Foods, Inc.,
        expiring January 2009 at USD 30....................                     112                   (560)
     Lexmark International, Inc. Class A,
        expiring January 2009 at USD 35....................                      92                   (460)
     Mattel, Inc.,
        expiring January 2009 at USD 17.5..................                     167                 (1,670)
     McDermott International, Inc.,
        expiring February 2009 at USD 30...................                      53                   (265)
     Norfolk Southern Corp.,
        expiring January 2009 at USD 55....................                      63                   (630)
     Panera Bread Co. Class A,
        expiring January 2009 at USD 55....................                      27                 (3,375)
     Polycom, Inc.:
        expiring January 2009 at USD 25....................                      52                   (260)
        expiring January 2009 at USD 30....................                     189                   (945)
     SanDisk Corp.:
        expiring January 2009 at USD 17.5..................                      46                    (92)
        expiring January 2009 at USD 20....................                      46                   (138)
        expiring January 2010 at USD 20....................                      14                 (1,421)
     The St. Joe Co.:
        expiring January 2009 at USD 35....................                      72                   (360)
        expiring January 2009 at USD 40....................                      75                   (375)
        expiring January 2009 at USD 45....................                      10                    (50)
     S&P 500 Listed Option:
        expiring December 2009 at USD 125..................                      10                (13,800)
        expiring June 2009 at USD 152.5....................                       7                   (280)
     State Street Corp.:
        expiring January 2009 at USD 70....................                      24                   (120)
        expiring January 2009 at USD 75....................                      53                   (265)
        expiring January 2009 at USD 80....................                      13                    (65)
     Time Warner, Inc.,
        expiring January 2009 at USD 16....................                     101                   (505)
     Unilever NV,
        expiring January 2009 at USD 30....................                      38                   (190)
     UnitedHealth Group, Inc.,
        expiring January 2009 at USD 35....................                     159                   (795)
     Valeant Pharmaceuticals International,
        expiring January 2009 at USD 12.5..................                     150               (159,750)
     Viacom, Inc. Class B,
        expiring January 2009 at USD 30....................                      74                   (370)
     WellPoint, Inc.,
        expiring January 2009 at USD 55....................                      99                   (990)
     Xerox Corp.,
        expiring January 2009 at USD 20....................                      98                   (490)
                                                                                              -------------
                                                                                                  (285,120)
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Call Options
     Japanese Yen,
        expiring January 2009 at USD 117,
        Broker JPMorgan Chase..............................                   9,400                     (9)
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Put Options
     Japanese Yen,
        expiring January 2009 at USD 99,
        Broker JPMorgan Chase..............................                   9,400                (88,562)
     ------------------------------------------------------------------------------------------------------
     Total Options Written
     (Premiums Received--$1,308,215)--(0.2)%                                                      (373,691)
     ------------------------------------------------------------------------------------------------------
     Total Investments, Net of Investments Sold
     Short and Options Written--100.7%.............................................            258,295,163
     Liabilities in Excess of Other Assets--(0.7)%.................................             (1,703,937)
                                                                                              -------------
     Net Assets--100.0%............................................................           $256,591,226
                                                                                              -------------
     ------------------------------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

     Aggregate cost................................................................           $300,416,481
                                                                                              -------------
     Gross unrealized appreciation.................................................           $ 13,503,963
     Gross unrealized depreciation.................................................            (54,395,824)
                                                                                              -------------
     Net unrealized depreciation...................................................           $(40,891,861)
                                                                                              -------------

(a)  Depositary receipts.

(b)  Non-income producing security.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)  Variable rate security. Rate shown is as of report date.

(f)  Convertible security.

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008 (Continued)
     ======================================================================================================

(g) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(h)  The rights may be exercised until 1/13/09.

(i)  Represents a step bond. Rate shown is as of report date.

(j) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.

(k)  Issuer filed for bankruptcy and/or is in default of interest payments.

(l) Security is valued in accordance with the Portfolio's fair valuation policy.

(m)  Issued with warrants.

(n) All or portion of security has been pledged as collateral in connection with short sales.

(o)  CSFB DJ Euro Stoxx Structured Option is issued in units. Each unit contains
     (a) one written put unit on the DJ Euro Stoxx 50 Index (Ticker "SX5E") at a strike price of 3,384.537 and (b) the equivalent of 2.37 Call Spread units on the DJ Euro Stoxx with a lower call strike of 3,562.67 and an upper call strike of 3,918.937. For each unit of the Structured Option, the Portfolio has sold or written 2.37 calls on the DJ Euro Stoxx Index at 3,918.937 and bought 2.37 calls on the DJ Euro Stoxx Index at 3,562.67. Because the
     Structured Option was constructed with an upper call strike limit of 110%, theoretically, the structure peaked at a 23.7% return in the event that the DJ Euro Stoxx Index rose above 3,918.937. At year-end, the DJ Euro Stoxx
     Index was at 2,477.62. At year-end, the value of this Structured Option was $(348,000) representing the price of the potential obligation of the Portfolio to the counterparty on the imbedded Put at expiration of $936.917 per unit. The option expires on July 13, 2009.

(p) JP Morgan DJ Euro Stoxx Structured Option is issued in units. Each unit contains (a) one written put unit on the DJ Euro Stoxx 50 Index (Ticker
     "SX5E") at a strike price of 3,365.46 and (b) 2.7 Call Spread units on the DJ Euro Stoxx with a lower call strike of 3,542.59 and an upper call strike of 3,826.00. For each unit of the Structured Option, the Portfolio has sold or written 2.7 calls on the DJ Euro Stoxx Index at 3,826.00 and bought 2.7 calls on the DJ Euro Stoxx Index at 3,542.59. Because the Structured Option was constructed with an upper call strike limit of 108%, theoretically, the structure peaked at a 29.1% return in the event that the DJ Euro Stoxx
     Index rose above 3,826.00. At year-end, the DJ Euro Stoxx Index was at
     2,447.62. At year-end, the value of this Structured Option was $(447,480) representing the price of the potential obligation of the Portfolio to the counterparty on the imbedded Put at expiration of $917.84 per unit. The option expires on June 19, 2009.

(q) All or a portion of security has been pledged as collateral in connection with options.

o Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                 Net
     Affiliate                                                                Activity           Income
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC
       Money Market Series                                                       --              $ 6,932
     ------------------------------------------------------------------------------------------------------

  o Financial futures contracts purchased as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                              Unrealized
                                                             Expiration          Face        Appreciation
     Contracts             Issue             Exchange           Date            Amount      (Depreciation)
     ------------------------------------------------------------------------------------------------------
       63            DJ Euro Stoxx 50        Eurex           March 2009       $2,148,705      $  (3,167)
                                             Deutschland
        1             FTSE 100 Index         LIFFE           March 2009       $   61,141          1,976
       35            Osaka Nikkei 225        Osaka           March 2009       $3,237,765        171,501
       12              Russell 2008          New York        March 2009       $  557,368         40,112
       17              S&P 500 Index         Chicago         March 2009       $3,783,793         41,632
        2               TOPIX Index          Tokyo           March 2009       $  181,053          9,129
       20            Yen Denom Nikkei        Chicago         March 2009       $  940,378         60,725
     ------------------------------------------------------------------------------------------------------
     Total                                                                                     $321,908
                                                                                               --------

  o  Financial futures contracts sold as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                          Expiration             Face          Unrealized
     Contracts            Issue            Exchange          Date               Amount        Depreciation
     ------------------------------------------------------------------------------------------------------
        1              EuroDollar          Chicago      September 2009        $  237,549        $ (9,314)
        1            Japan 10-Year         Tokyo          March 2009          $1,535,710         (10,015)
                          Index
        4            S&P EMINI Index       Chicago        March 2009          $  177,868          (2,152)
     ------------------------------------------------------------------------------------------------------
     Total                                                                                      $(21,481)
                                                                                                --------

 o   Forward foreign exchange contracts as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                             Unrealized
                                                                       Settlement           Appreciation
     Currency Purchased                   Currency Sold                    Date            (Depreciation)
     ------------------------------------------------------------------------------------------------------
     USD           1,188                HKD          9,208               1/02/09                     --
     USD           1,252                INR         61,401               1/02/09              $    (16)
     USD           4,012                EUR          2,875               1/05/09                    16
     JPY      50,643,292                USD        557,524               1/07/09                 1,244
     EUR         586,271                HUF    158,129,125               1/08/09               (10,826)
     JPY      84,189,560                USD        935,440               1/08/09                (6,524)
     JPY     286,190,500                USD      3,186,977               1/08/09               (29,259)
     JPY     142,478,250                USD      1,585,382               1/08/09               (13,330)
     JPY     605,100,000                USD      6,734,033               1/08/09               (57,588)
     USD       1,100,000                JPY     98,444,500               1/08/09                13,801
     USD         714,970                GBP        467,301               1/08/09                43,308
     USD       1,181,933                GBP        773,618               1/08/09                69,995
     USD         222,341                HUF     43,612,135               1/08/09                (5,310)
     USD         528,872                NZD        941,054               1/08/09               (20,386)
     USD         840,194                SGD      1,235,817               1/08/09               (17,298)
     BRL         238,000                USD        100,000               1/09/09                 1,690
     CHF       2,663,343                USD      2,300,000               1/09/09               202,448
     CLP     130,800,000                USD        200,000               1/09/09                 4,791
     HKD         779,250                USD        100,572               1/09/09                   (21)
     JPY      84,297,200                EUR        676,000               1/09/09                (9,103)
     JPY       4,292,776                EUR         34,400               1/09/09                  (429)
     JPY     157,898,755                USD      1,784,631               1/09/09               (42,401)
     JPY     122,270,900                USD      1,382,639               1/09/09               (33,521)
     JPY      98,236,009                USD      1,110,011               1/09/09               (26,091)
     JPY     121,541,000                USD      1,383,506               1/09/09               (42,442)
     KRW     287,850,000                USD        200,000               1/09/09                21,530
     TRY         315,560                USD        200,000               1/09/09                 3,737
     USD         705,144                AUD      1,025,217               1/09/09                (8,830)
     USD         920,311                BRL      2,281,450               1/09/09               (54,485)
     USD         687,345                CAD        830,547               1/09/09                14,725
     USD         384,703                CLP    262,752,000               1/09/09               (26,684)
     USD         310,638                DKK      1,642,500               1/09/09                 4,153
     USD       1,736,535                EUR      1,264,756               1/09/09               (20,699)
     USD       2,197,654                GBP      1,427,048               1/09/09               146,580
     USD       2,312,309                GBP      1,566,573               1/09/09                60,698
     USD       1,871,527                GBP      1,268,703               1/09/09                48,040
     USD         700,000                JPY     61,642,000               1/09/09                19,852
     USD         611,896                KRW    897,040,000               1/09/09              (100,750)
     USD       1,054,871                MXN     13,903,200               1/09/09                54,115
     USD         274,229                NOK      1,848,000               1/09/09                10,494
     USD         270,929                TRY        428,880               1/09/09                (5,972)
     USD         656,715                TRY      1,021,060               1/09/09                (2,520)
     USD         394,287                TWD     12,981,900               1/09/09                (1,493)
     ------------------------------------------------------------------------------------------------------
     Total                                                                                   $ 185,239
                                                                                             ---------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008 (Continued)
     ======================================================================================================

  o Credit default swaps on single-name issues--buy protection outstanding as of December 31, 2008 were as follows:

     -------------------------------------------------------------------------------------------------------------------------------
                                        Pay                                                                  Notional
                                       Fixed                                                                   Amount    Unrealized
     Issuer                             Rate    Counterparty                               Expiration          (000)    Appreciation
     -------------------------------------------------------------------------------------------------------------------------------
     United Mexican States             1.120%   Credit Suisse International                May 2010           USD 140     $  2,409
     DaimlerChrysler NA Holding Corp.  0.530%   JPMorgan Chase Bank National Association   September 2011     EUR  95       13,184
     Carnival Corp.                    0.250%   JPMorgan Chase Bank National Association   September 2011     USD 185       15,598
     Whirlpool Corp.                   0.480%   JPMorgan Chase Bank National Association   September 2011     USD  50        3,771
     McDonald's Corp.                  0.160%   JPMorgan Chase Bank National Association   September 2011     USD  50          440
     JC Penney Corp.                   0.530%   JPMorgan Chase Bank National Association   September 2011     USD  50        5,375
     Spain (Kingdom of)                0.500%   Morgan Stanley Capital Services, Inc.      September 2018     USD 800       39,934
     Spain (Kingdom of)                0.495%   Morgan Stanley Capital Services, Inc.      September 2018     USD 310       15,603
     Spain (Kingdom of)                0.490%   Morgan Stanley Capital Services, Inc.      September 2018     USD 310       15,730
     Spain (Kingdom of)                0.830%   Deutsche Bank AG                           December 2018      USD 320        7,515
     Spain (Kingdom of)                0.845%   Deutsche Bank AG                           December 2018      USD 960       21,334
     -------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                                                $140,893
                                                                                                                          --------

  o Credit default swaps on single-name issues--sold protection outstanding as of December 31, 2008 were as follows:

     -------------------------------------------------------------------------------------------------------------------------------
                               Receive                                                                    Notional
                                Fixed                                                       Credit         Amount        Unrealized
     Issuer                     Rate       Counterparty                Expiration          Rating(1)      (000)(2)      Depreciation
     -------------------------------------------------------------------------------------------------------------------------------
     General Motors Corp.       7.15%      Deutsche Bank AG            September 2012         C            USD 99        $ (74,648)
     General Motors Corp.       6.95%      Morgan Stanley Capital
                                           Services, Inc.              September 2012         C            USD 99          (74,845)
     -------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                                               $(149,493)
                                                                                                                         ---------

(1)  Using Standard & Poor's rating of the Issuer.

(2) The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement. See Note 1 of the Notes to Financial Statements.

  o Credit default swaps on traded indexes--buy protection outstanding as of December 31, 2008 were as follows:

     -------------------------------------------------------------------------------------------------------------------------------
                                        Pay                                                                Notional     Unrealized
                                       Fixed                                                                Amount     Appreciation
     Issuer                            Rate    Counterparty                                Expiration       (000)     (Depreciation)
     -------------------------------------------------------------------------------------------------------------------------------
     Dow Jones CDX North America
       High Yield Index Series 9-V2    3.75%   Morgan Stanley Capital Services, Inc.       December 2012    USD 191      $ 11,264
     Dow Jones CDX North America
       Investment Grade Series 10      1.55%   Morgan Stanley Capital Services, Inc.       June 2013        USD 293        14,026
     Dow Jones CDX North America
       Investment Grade Series 11
       Volume 1                        1.50%   Morgan Stanley Capital Services, Inc.       December 2013    USD 170        (3,387)
     CMBX Index Series 4(l)            0.35%   JPMorgan Chase Bank, National Association   February 2051    USD 140         8,031
     Dow Jones CMBX North America
       Index Series 4                  0.35%   JPMorgan Chase Bank, National Association   February 2051    USD 160        29,453
     CMBX North America Series
       4.AAA                           0.35%   Morgan Stanley Capital Services, Inc.       February 2051    USD 390        68,087
     -------------------------------------------------------------------------------------------------------------------------------
     Total                                                                                                               $127,474
                                                                                                                         --------

  o  Currency Abbreviations:

     AUD    Australian Dollar                 ISK     Icelandic Krona
     BRL    Brazilian Real                    JPY     Japanese Yen
     CAD    Canadian Dollar                   KRW     South Korean Won
     CHF    Swiss Franc                       MYR     Malaysian Ringgit
     CLP    Chilean Peso                      MXN     Mexican New Peso
     CNY    Chinese Yuan                      NOK     Norwegian Krone
     DKK    Danish Krone                      NZD     New Zealand Dollar
     EUR    Euro                              PLN     Polish Zloty
     GBP    British Pound                     SGD     Singapore Dollar
     HKD    Hong Kong Dollar                  USD     U.S. Dollar
     HUF    Hungary Forint                    TRY     Turkish Lira
     INR    Indonesian Rupiah                 TWD     Taiwan Dollar

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments December 31, 2008 (Concluded)
     ======================================================================================================

  o  Effective January 1, 2008, the Portfolio adopted Financial Accounting
     Standards Board Statement of Financial Accounting Standards No. 157, "Fair
     Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      o Level 1--price quotations in active markets/exchanges for identical securities

      o     Level 2--other observable inputs (including, but not limited to:
            quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio's own assumption used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note
     1 of the Notes to Financial Statements.

     The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Portfolio's investments:

     ------------------------------------------------------------------------------------------------------
     Valuation                                       Investments in                  Other Financial
     Inputs                                            Securities                      Instruments*
     ------------------------------------------------------------------------------------------------------
                                                 Assets      Liabilities        Assets        Liabilities
                                              ------------   -----------      ----------      -----------
     Level 1.........................         $101,097,208    $(855,766)      $  401,133      $  (309,768)
     Level 2.........................          158,951,635           --        1,180,139       (1,572,909)
     Level 3.........................                   --           --            8,031               --
     ------------------------------------------------------------------------------------------------------
     Total                                    $260,048,843    $(855,766)      $1,589,303      $(1,882,677)
                                              -------------------------------------------------------------

  * Other financial instruments are swaps, futures, foreign currency exchange contracts and options.

     The following is a reconciliation of investments for unobservable inputs
     (Level 3) used in determining fair value:

     ------------------------------------------------------------------------------------------------------
                                                                                           Other Financial
                                                                                            Instruments(1)
     ------------------------------------------------------------------------------------------------------
     Balance, as of January 1, 2008.......................................................          --
     Accrued discounts/premiums...........................................................          --
     Realized gain (loss).................................................................          --
     Change in unrealized appreciation (depreciation)(2) .................................     $(1,198)
     Net purchases (sales)................................................................
     Net transfers in/out of Level 3......................................................       9,229
     ------------------------------------------------------------------------------------------------------
     Balance, as of December 31, 2008.....................................................     $ 8,031
                                                                                               -------

(1) Other financial instruments are swaps, futures, foreign currency exchange contracts and options.

(2) Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Government Income Portfolio
     Schedule of Investments December 31, 2008                 (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                             Par
     U.S. Government Obligations                                            (000)                 Value
     ------------------------------------------------------------------------------------------------------
     U.S. Treasury Notes:
        1.50%, 12/31/13....................................               $  10,000           $  9,977,340
        3.375%, 6/30/13....................................                     100                109,031
        3.875%, 5/15/18 (a)................................                   7,400              8,438,309
        3.75%, 11/15/18 (a)................................                  50,850             57,563,725
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government Obligations--51.4%                                                   76,088,405
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     U.S. Government Agency
     Mortgage-Backed Securities
     ------------------------------------------------------------------------------------------------------
     Fannie Mae Guaranteed Pass-Through Certificates:
        4.50%, 1/15/24--2/15/39 (b)........................                  55,000             55,698,642
        5.00%, 1/15/24--1/15/39 (b)........................                  32,200             32,909,263
        5.089%, 11/01/35 (c)(d)............................                   1,949              1,966,616
        5.223%, 9/01/38 (d)................................                   1,969              2,002,840
        5.50%, 1/15/39 (b).................................                  19,700             20,192,500
        5.52%, 11/01/38 (d)................................                     691                703,864
        6.00%, 1/15/39 (b).................................                  24,600             25,322,625
        6.50%, 1/15/39 (b).................................                   4,500              4,672,971
        7.50%, 6/01/30--4/01/31............................                     280                295,981
        8.00%, 4/01/30.....................................                      23                 24,575
     Freddie Mac Mortgage Participation Certificates:
        5.00%, 1/15/39 (b).................................                   4,400              4,496,250
        5.306%, 11/01/38 (d)...............................                     627                637,909
        5.50%, 8/01/38--1/15/39 (a)(b).....................                  14,062             14,395,308
        6.00%, 1/15/24--1/15/39 (b)........................                   5,100              5,256,000
        8.00%, 3/01/30--6/01/31............................                      52                 55,534
     Ginnie Mae MBS Certificates (b):
        5.50%, 2/15/39.....................................                     700                716,844
        6.00%, 2/21/37--2/15/39............................                   2,900              2,980,437
        6.50%, 1/15/39--2/15/39............................                   1,600              1,660,750
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government Agency
     Mortgage-Backed Securities--117.7%                                                        173,988,909
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Non-U.S. Government Agency
     Mortgage-Backed Securities
     ------------------------------------------------------------------------------------------------------
     Collateralized Mortgage Obligations--2.8%
     Countrywide Alternative Loan Trust
        Series 2008-2R:
          Class 3A1, 6%, 8/25/37...........................                   1,031                597,193
          Class 4A1, 6.25%, 8/25/37........................                   2,163              1,332,077
     Countrywide Home Loan Mortgage
        Pass-Through Trust Series 2003-10
        Class A6, 0.821%, 5/25/33 (d)......................                     201                200,637
     Residential Asset Securitization Trust
        Series 2003-A8 Class A2,
        0.821%, 10/25/18 (d)...............................                   1,853              1,504,297
     Residential Funding Mortgage Securities I
        Series 2007-S2 Class A3, 6%, 2/25/37...............                     627                506,276
                                                                                              -------------
                                                                                                 4,140,480
     ------------------------------------------------------------------------------------------------------
     Commercial Mortgage-Backed Securities--0.8%
     GS Mortgage Securities Corp. II
        Series 2007-GG10 Class A4, 5.799%,
        8/10/45 (d)........................................                   1,620              1,175,564
     ------------------------------------------------------------------------------------------------------
     Total Non-U.S. Government Agency
     Mortgage-Backed Securities--3.6%                                                            5,316,044
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     U.S. Government Agency Mortgage-Backed
     Securities-- Collateralized Mortgage
     Obligations
     ------------------------------------------------------------------------------------------------------
     Fannie Mae Trust Series 2006-M2 Class A2A,
        5.271%, 10/25/32 (d)...............................                   1,725              1,803,299
     Freddie Mac Multiclass Certificates:
        Series 2971 Class GD, 5%, 5/15/20..................                   1,480              1,458,752
        Series 3042 Class EA, 4.50%, 9/15/35...............                   1,918              1,828,362
     Ginnie Mae Trust:
        Series 2002-83 Class IO, 1.574%,
        10/16/42 (e).......................................                  20,823                496,549
        Series 2003-17 Class IO, 1.24%,
        3/16/43 (e)........................................                  30,526                979,729
        Series 2003-109 Class IO, 1.098%,
        11/16/43 (e).......................................                  18,753                651,843
        Series 2004-9 Class IO, 1.383%,
        3/16/34 (e)........................................                  11,413                381,846
        Series 2004-43 Class Z, 4.50%,
        6/16/44 (d)........................................                   2,142              1,722,297
        Series 2004-45 Class Z, 5.685%,
        6/16/45 (d)........................................                   2,264              2,434,118
        Series 2004-77 Class IO, 1.065%,
        9/16/44 (e)........................................                  65,751              2,289,828
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government Agency
     Mortgage-Backed Securities--
     Collateralized Mortgage Obligations--9.5%                                                  14,046,623
     ------------------------------------------------------------------------------------------------------
     Total Long-Term Investments
     (Cost--$264,386,872)--182.2%                                                               269,439,981
     ------------------------------------------------------------------------------------------------------
                                                                          Beneficial
                                                                           Interest
     Short-Term Securities                                                   (000)
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC Cash Sweep
        Series, 1.64% (f)(g)...............................                  37,224             37,224,398
     ------------------------------------------------------------------------------------------------------
     Total Short-Term Securities
     (Cost--$37,224,398)--25.1%                                                                 37,224,398
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Government Income Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Options Purchased                                                  Contracts (h)             Value
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Call Swaptions
     Receive a fixed rate of 2.555% and pay a
        floating rate based on 3-month LIBOR,
        expiring December 2010,
        Broker Credit Suisse International.................                      12           $    499,050
     Receive a fixed rate of 4.21% and pay a
        floating rate based on 3-month LIBOR,
        expiring October 2009,
        Broker Deutsche Bank AG............................                      21              2,895,123
                                                                                              -------------
                                                                                                 3,394,173
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Put Swaptions
     Pay a fixed rate of 2.555% and receive a
        floating rate based 3-month LIBOR,
        expiring December 2010,
        Broker Credit Suisse International.................                      12                929,839
     Pay a fixed rate of 4.21% and receive a
        floating rate based 3-month LIBOR,
        expiring October 2009,
        Broker Deutsche Bank AG............................                      21                216,195
                                                                                              -------------
                                                                                                 1,146,034
     ------------------------------------------------------------------------------------------------------
     Total Options Purchased
     (Cost--$3,395,200)--3.1%                                                                    4,540,207
     ------------------------------------------------------------------------------------------------------
     Total Investments Before TBA Sale
     Commitments and Options Written
     (Cost--$305,006,470*)--210.4%                                                             311,204,586
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
                                                                             Par
     TBA Sale Commitments                                                   (000)
     ------------------------------------------------------------------------------------------------------
     Fannie Mae Guaranteed Pass-Through Certificates:
        4.50%, 1/15/24--2/15/39.............................              $  (4,000)            (4,053,752)
        5.00%, 1/15/24--1/15/39.............................                (16,400)           (16,743,383)
        5.50%, 1/15/39.....................................                 (12,600)           (12,915,000)
        6.00%, 1/15/39.....................................                 (20,600)           (21,205,125)
     ------------------------------------------------------------------------------------------------------
     Freddie Mac Mortgage Participation Certificates,
        6.00%, 1/15/24--1/15/39.............................                 (4,500)            (4,635,000)
     Ginnie Mae Mortgage Participation Certificates,
        6.50%, 1/15/39--2/15/39.............................                   (800)              (831,751)
     ------------------------------------------------------------------------------------------------------
     Total TBA Sale Commitments
     (Proceeds Received--$60,297,586)--(40.8)%                                                 (60,384,011)
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Options Written                                                    Contracts (h)
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Call Swaptions
     Pay a fixed rate of 4.8% and receive a
        floating rate based on 3-month LIBOR,
        expiring October 2009,
        Broker Deutsche Bank AG............................                      21             (3,879,330)
     Pay a fixed rate of 3.25% and receive a
        floating rate based on 3-month LIBOR,
        expiring December 2010,
        Broker Credit Suisse International.................                      12               (874,832)
                                                                                              -------------
                                                                                                (4,754,162)
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Put Swaptions
     Receive a fixed rate of 3.25% and pay a
        floating rate based on 3-month LIBOR,
        expiring December 2010,
        Broker Credit Suisse International.................                      12               (572,322)
     Receive a fixed rate of 4.8% and pay a
        floating rate based on 3-month LIBOR,
        expiring October 2009,
        Broker Deutsche Bank AG............................                      21               (106,680)
                                                                                              -------------
                                                                                                  (679,002)
     ------------------------------------------------------------------------------------------------------
     Total Options Written
     (Premiums Received--$3,427,100)--(3.7)%                                                    (5,433,164)
     ------------------------------------------------------------------------------------------------------
     Total Investments, Net of TBA Sale
     Commitments and Options Written--165.9%.......................................            245,387,411
     Liabilities in Excess of Other Assets--(65.9)%................................            (97,509,729)
                                                                                              -------------
     Net Assets--100.0%............................................................           $147,877,682
                                                                                              -------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

     Aggregate cost................................................................           $305,074,721
                                                                                              -------------
     Gross unrealized appreciation.................................................           $  8,599,301
     Gross unrealized depreciation.................................................             (2,469,436)
                                                                                              -------------
     Net unrealized appreciation...................................................           $  6,129,865
                                                                                              -------------

(a) All or portion of security, has been pledged as collateral in connection with swaps.

(b) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(c) All or portion of security has been pledged as collateral in connection with open financial futures contracts.

(d)  Variable rate security. Rate shown is as of report date.

(e) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(f) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

     ------------------------------------------------------------------------------------------------------
                                             Purchase            Sales         Realized
     Affiliate                                 Cost              Cost            Gain            Income
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity
        Series, LLC Cash
        Sweep Series                       $18,338,711*               --             --         $687,662
     Merrill Lynch Mortgage
        Investors, Inc, Series
        2006-A3 Class 3A1,
        5.823%, 5/25/36                             --        $1,564,765       $436,158         $ 54,771
     ------------------------------------------------------------------------------------------------------

  *  Represents net purchases.

(g)  Represents the current yield as of report date.

(h)  One contract represents a notional amount of $1,000,000.

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Government Income Portfolio
     Schedule of Investments December 31, 2008 (Concluded)
     ======================================================================================================

  o  Financial futures contracts purchased as of December 31, 2008 were as follows:
     ------------------------------------------------------------------------------------------------------
                                                    Expiration               Face             Unrealized
     Contracts                 Issue                   Date                  Value           Depreciation
     ------------------------------------------------------------------------------------------------------
          119              10-Year U.S.
                           Treasury Bond            March 2009            $15,234,408         $(270,158)
     ------------------------------------------------------------------------------------------------------

 o   Financial futures contracts sold as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                    Expiration               Face             Unrealized
     Contracts                 Issue                   Date                  Value           Depreciation
     ------------------------------------------------------------------------------------------------------
          752               5-Year U.S.
                           Treasury Bond            March 2009            $88,958,885         $(570,240)
     ------------------------------------------------------------------------------------------------------

 o   Interest rate swaps outstanding as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                            Notional         Unrealized
                                                                             Amount         Appreciation
                                                                             (000)         (Depreciation)
     ------------------------------------------------------------------------------------------------------
     Receive a fixed rate of 2.33552% and pay a
     floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires March 2010                                                     $ 9,600          $   123,684

     Receive a fixed rate of 3.2675% and pay a floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires June 2010                                                      $19,200              506,390

     Receive a fixed rate of 4.36564% and pay a floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.
     Expires July 2013                                                      $ 9,800              975,106

     Receive a fixed rate of 3.6525% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires September 2013                                                 $ 3,500              244,701

     Receive a fixed rate of 2.66% and pay a
     floating rate based on 3-month LIBOR

     Broker, Morgan Stanley Capital Services Inc.
     Expires December 2013                                                  $ 8,500              205,200

     Pay a fixed rate of 5.08566% and receive a floating rate based on 3-month LIBOR

     Broker, Credit Suisse International
     Expires November 2017                                                  $20,000           (4,122,799)

     Receive a fixed rate of 4.3275% and pay a floating rate based on 3-month LIBOR

     Broker, JPMorgan Chase Bank National Association
     Expires September 2018                                                 $14,200            2,170,945

     Pay a fixed rate of 4.13% and receive a
     floating rate based on 3-month LIBOR

     Broker, Citibank, N.A.                                                 $   800             (109,609)
     Expires November 2018

     Receive a fixed rate of 4.03% and pay a
     floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires November 2018                                                  $ 8,500            1,092,435
     ------------------------------------------------------------------------------------------------------
     Total                                                                                   $ 1,086,053
                                                                                             -----------

  o  Effective January 1, 2008, the Portfolio adopted Financial Accounting
     Standards Board Statement of Financial Accounting Standards No. 157, "Fair
     Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

       o Level 1--price quotations in active markets/exchanges for identical securities

       o  Level 2--other observable inputs (including, but not limited to:
          quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

       o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available
          (including the Portfolio's own assumption used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note
     1 of the Notes to Financial Statements.

     The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Portfolio's investments:

     -----------------------------------------------------------------------------------------------------
     Valuation                                    Investments in                     Other Financial
     Inputs                                         Securities                         Instruments*
     -----------------------------------------------------------------------------------------------------
                                            Assets           Liabilities        Assets        Liabilities
                                         ------------       ------------      ----------     -------------
     Level 1......................                 --                 --              --     $   (840,398)
     Level 2......................       $306,664,379       $(60,384,011)     $9,858,668       (9,665,572)
     Level 3......................                 --                 --              --               --
     -----------------------------------------------------------------------------------------------------
     Total                               $306,664,379       $(60,384,011)     $9,858,668     $(10,505,970)
                                         -----------------------------------------------------------------

  *  Other financial instruments are swaps, futures and options.

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock High Income Portfolio
     Schedule of Investments December 31, 2008                 (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                              Par
     Corporate Bonds                                                         (000)                Value
     ------------------------------------------------------------------------------------------------------
     Aerospace & Defense--1.4%
     DRS Technologies, Inc., 6.625%, 2/01/16...................              $  250           $    250,000
     L-3 Communications Corp., 5.875%, 1/15/15.................                 220                198,000
                                                                                              -------------
                                                                                                   448,000
     ------------------------------------------------------------------------------------------------------
     Airlines--0.6%
     Continental Airlines, Inc. Series 2001-1-C,
        7.033%, 12/15/12.......................................                 311                180,155
     ------------------------------------------------------------------------------------------------------
     Auto Components--1.6%
     Allison Transmission, Inc. (a):
        11%, 11/01/15..........................................                 205                100,450
        11.25%, 11/01/15 (b)...................................                 150                 58,500
     The Goodyear Tire & Rubber Co.:
        6.318%, 12/01/09 (c)...................................                  40                 36,400
        7.857%, 8/15/11........................................                 125                103,750
        8.625%, 12/01/11.......................................                 192                159,360
     Lear Corp.:
        8.50%, 12/01/13........................................                  15                  4,650
        8.75%, 12/01/16........................................                  75                 21,750
                                                                                              -------------
                                                                                                   484,860
     ------------------------------------------------------------------------------------------------------
     Automobiles--0.2%
     Ford Motor Co., 8.90%, 1/15/32............................                 200                 48,000
     ------------------------------------------------------------------------------------------------------
     Building Products--1.2%
     Building Materials Corp. of America,
        7.75%, 8/01/14.........................................                  50                 31,500
     CPG International I, Inc., 10.50%, 7/01/13................                 250                140,000
     Momentive Performance Materials, Inc.,
        11.50%, 12/01/16.......................................                 185                 54,575
     Ply Gem Industries, Inc., 11.75%, 6/15/13.................                 300                162,000
                                                                                              -------------
                                                                                                   388,075
     ------------------------------------------------------------------------------------------------------
     Capital Markets--0.5%
     E*Trade Financial Corp.:
        12.50%, 11/30/17 (a)...................................                 287                137,700
        12.50%, 11/30/17.......................................                  25                 12,000
                                                                                              -------------
                                                                                                   149,700
     ------------------------------------------------------------------------------------------------------
     Chemicals--1.6%
     American Pacific Corp., 9%, 2/01/15.......................                 120                 99,600
     CII Carbon LLC, 11.125%, 11/15/15 (a).....................                  75                 48,000
     Hexion U.S. Finance Corp.:
        6.649%, 11/15/14 (c)...................................                 125                 33,750
        9.75%, 11/15/14........................................                  80                 22,800
     Innophos, Inc., 8.875%, 8/15/14...........................                 235                164,500
     MacDermid, Inc., 9.50%, 4/15/17 (a).......................                 180                 93,600
     Terra Capital, Inc. Series B, 7%, 2/01/17.................                  50                 36,750
                                                                                              -------------
                                                                                                   499,000
     ------------------------------------------------------------------------------------------------------
     Commercial Services & Supplies--3.5%
     Allied Waste North America, Inc.:
        6.125%, 2/15/14........................................                  90                 81,450
        Series B, 7.375%, 4/15/14..............................                  50                 47,250
     Aramark Corp., 6.693%, 2/01/15 (c)........................                 150                113,250
     Corrections Corp. of America, 7.50%, 5/01/11..............                 250                247,500
     The Geo Group, Inc., 8.25%, 7/15/13.......................                 315                277,987
     Mobile Services Group, Inc., 9.75%, 8/01/14...............                 120                 85,200
     Sally Holdings LLC, 10.50%, 11/15/16......................                 114                 77,520
     US Investigations Services, Inc.,
        10.50%, 11/01/15 (a)...................................                 100                 73,000
     West Corp., 11%, 10/15/16.................................                 155                 72,075
                                                                                              -------------
                                                                                                 1,075,232
     ------------------------------------------------------------------------------------------------------
     Communications Equipment--0.2%
     Nortel Networks Ltd., 9.003%, 7/15/11 (c).................                 210                 52,500
     ------------------------------------------------------------------------------------------------------
     Construction Materials--0.6%
     Nortek, Inc., 10%, 12/01/13...............................              $  200           $    136,000
     Texas Industries, Inc., 7.25%, 7/15/13....................                  80                 61,800
                                                                                              -------------
                                                                                                   197,800
     ------------------------------------------------------------------------------------------------------
     Consumer Finance--0.1%
     Inmarsat Finance Plc, 7.625%, 6/30/12.....................                  20                 17,425
     ------------------------------------------------------------------------------------------------------
     Containers & Packaging--3.3%
     Berry Plastics Holding Corp.,
        8.875%, 9/15/14........................................                  80                 34,800
     Graphic Packaging International Corp.,
        8.50%, 8/15/11.........................................                 420                350,700
     Impress Holdings BV, 7.878%, 9/15/13 (a)(c)...............                 330                165,412
     Owens-Brockway Glass Container, Inc.,
        8.25%, 5/15/13.........................................                 300                295,500
     Packaging Dynamics Finance Corp.,
        10%, 5/01/16 (a).......................................                 200                 91,000
     Pregis Corp., 12.375%, 10/15/13...........................                 185                 83,250
     Smurfit-Stone Container Enterprises, Inc.,
        8%, 3/15/17 (d)(e).....................................                  65                 12,350
                                                                                              -------------
                                                                                                 1,033,012
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--4.2%
     Axcan Intermediate Holdings, Inc.,
        12.75%, 3/01/16........................................                  90                 75,600
     Ford Motor Credit Co. LLC:
        5.80%, 1/12/09.........................................                 210                209,405
        5.70%, 1/15/10.........................................                 260                220,956
        6.323%, 1/15/10 (c)....................................                 200                160,000
        4.104%, 1/13/12 (c)....................................                 150                 97,500
     GMAC LLC (a):
        6% 12/15/2011..........................................                  31                 25,126
        4.403% 12/01/2014......................................                 141                 79,154
        6.75% 12/01/2014.......................................                 208                143,112
        8% 11/01/2031..........................................                  61                 36,263
     Leucadia National Corp., 8.125%, 9/15/15..................                 250                200,625
     Southern Star Central Corp.,
        6.75%, 3/01/16 (a).....................................                  80                 66,400
                                                                                              -------------
                                                                                                 1,314,141
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--7.3%
     Broadview Networks Holdings, Inc.,
        11.375%, 9/01/12.......................................                 165                113,850
     Cincinnati Bell, Inc., 7.25%, 7/15/13.....................                 285                250,800
     Citizens Communications Co.,
        6.25%, 1/15/13.........................................                 110                 93,500
     Qwest Communications International, Inc.:
        7.50%, 2/15/14.........................................                 385                275,275
     Series B, 7.50%, 2/15/14..................................                 370                264,550
     Qwest Corp.:
        5.246%, 6/15/13 (c)....................................                 250                186,250
        7.50%, 6/15/23.........................................                 130                 91,000
     Verizon Communications, Inc.,
        8.75%, 11/01/18........................................                 185                217,046
     Wind Acquisition Finance SA,
        10.75%, 12/01/15 (a)...................................                 440                378,400
     Windstream Corp.:
        8.125%, 8/01/13........................................                  80                 73,600
        8.625%, 8/01/16........................................                 350                309,750
                                                                                              -------------
                                                                                                 2,254,021
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock High Income Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                              Par
     Corporate Bonds                                                         (000)                Value
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--2.9%
     Edison Mission Energy:
        7.50%, 6/15/13.........................................              $  200             $  183,000
        7%, 5/15/17............................................                  30                 26,100
        7.20%, 5/15/19.........................................                 140                114,800
     FPL Energy National Wind Portfolio, LLC,
        6.125%, 3/25/19 (a)....................................                 189                164,136
     Ipalco Enterprises, Inc., 7.25%, 4/01/16 (a)..............                  60                 49,200
     NSG Holdings LLC, 7.75%, 12/15/25 (a).....................                 255                198,900
     Tenaska Alabama Partners LP,
        7%, 6/30/21 (a)........................................                 222                174,131
                                                                                              -------------
                                                                                                   910,267
     ------------------------------------------------------------------------------------------------------
     Electrical Equipment--0.0%
     UCAR Finance, Inc., 10.25%, 2/15/12.......................                  16                 14,560
     ------------------------------------------------------------------------------------------------------
     Electronic Equipment & Instruments--0.1%
     Sanmina-SCI Corp., 8.125%, 3/01/16........................                  55                 21,450
     ------------------------------------------------------------------------------------------------------
     Energy Equipment & Services--1.0%
     Compagnie Generale de Geophysique-Veritas:
        7.50%, 5/15/15.........................................                  50                 31,000
        7.75%, 5/15/17.........................................                 240                139,200
     North American Energy Partners, Inc.,
        8.75%, 12/01/11........................................                 120                 91,200
     Transocean, Inc. Series A,
        1.625%, 12/15/37 (f)...................................                  65                 56,631
                                                                                              -------------
                                                                                                   318,031
     ------------------------------------------------------------------------------------------------------
     Food & Staples Retailing--0.1%
     Rite Aid Corp., 7.50%, 3/01/17............................                  65                 42,250
     ------------------------------------------------------------------------------------------------------
     Food Products--0.1%
     Smithfield Foods, Inc., 7.75%, 7/01/17....................                  55                 31,350
     ------------------------------------------------------------------------------------------------------
     Health Care Equipment & Supplies--2.0%
     Biomet, Inc., 11.625%, 10/15/17...........................                  40                 34,200
     Catalent Pharma Solutions, Inc.,
        9.50%, 4/15/15 (b).....................................                 115                 43,700
     DJO Finance LLC, 10.875%, 11/15/14........................                 590                424,800
     Hologic, Inc., 2%, 12/15/37 (f)(g)........................                 220                127,875
                                                                                              -------------
                                                                                                   630,575
     ------------------------------------------------------------------------------------------------------
     Health Care Providers & Services--2.0%
     Community Health Systems, Inc. Series WI,
        8.875%, 7/15/15........................................                 155                142,600
     Tenet Healthcare Corp., 6.50%, 6/01/12....................                 565                429,400
     Viant Holdings, Inc., 10.125%, 7/15/17 (a)................                 147                 48,510
                                                                                              -------------
                                                                                                   620,510
     ------------------------------------------------------------------------------------------------------
     Hotels, Restaurants & Leisure--2.8%
     American Real Estate Partners LP,
        7.125%, 2/15/13........................................                 470                324,300
     CCM Merger, Inc., 8%, 8/01/13 (a).........................                  85                 43,775
     Fontainebleau Las Vegas Holdings LLC,
        10.25%, 6/15/15 (a)....................................                  25                  2,437
     Great Canadian Gaming Corp.,
        7.25%, 2/15/15 (a).....................................                  90                 61,200
     Greektown Holdings, LLC,
        10.75%, 12/01/13 (a)(d)(e).............................                 100                 23,500
     HRP Myrtle Beach Operations LLC,
        0%, 4/01/12 (a)(c)(d)(e)...............................                 250                 12,500
     Harrah's Operating Co., Inc. (a):
        10.75%, 2/01/16........................................                  57                 16,245
        10.75%, 2/01/18 (b)....................................                 399                 45,885
        10%, 12/15/18..........................................                 109                 39,785
     MGM Mirage, 6%, 10/01/09..................................                  65                 62,075
     Snoqualmie Entertainment Authority,
        6.875%, 2/01/14 (a)(c).................................                  45                 26,100
     Travelport LLC, 6.828%, 9/01/14 (c).......................                  30                  8,850
     Tropicana Entertainment LLC Series WI,
        9.625%, 12/15/14 (d)(e)................................                  15                    150
     Virgin River Casino Corp., 9%, 1/15/12....................                 100                 30,000
     Waterford Gaming LLC, 8.625%, 9/15/14 (a).................                 134                 93,800
     Wynn Las Vegas LLC, 6.625%, 12/01/14......................                 105                 79,275
                                                                                              -------------
                                                                                                   869,877
     ------------------------------------------------------------------------------------------------------
     Household Durables--0.8%
     Ashton Woods USA LLC,
        9.50%, 10/01/15 (d)(e).................................                 350                 70,000
     Centex Corp., 4.55%, 11/01/10.............................                  10                  8,300
     Jarden Corp., 7.50%, 5/01/17..............................                 235                160,387
     Stanley-Martin Communities LLC,
        9.75%, 8/15/15.........................................                  50                 14,250
                                                                                              -------------
                                                                                                   252,937
     ------------------------------------------------------------------------------------------------------
     IT Services--1.6%
     First Data Corp., 9.875%, 9/24/15.........................                 230                139,150
     SunGard Data Systems, Inc.:
        9.125%, 8/15/13........................................                 210                181,650
        10.625%, 5/15/15 (a)...................................                 200                171,000
                                                                                              -------------
                                                                                                   491,800
     ------------------------------------------------------------------------------------------------------
     Independent Power Producers & Energy Traders--4.3%
     The AES Corp., 8%, 10/15/17...............................                 215                176,300
     Dynegy Holdings, Inc.:
        8.375%, 5/01/16........................................                 110                 78,100
        7.75%, 6/01/19.........................................                 155                106,950
     Energy Future Holding Corp.,
        11.25%, 11/01/17 (a)(b)................................                 225                114,750
     NRG Energy, Inc.:
        7.25%, 2/01/14.........................................                 250                233,750
        7.375%, 2/01/16........................................                 350                325,500
     Texas Competitive Electric Holdings Co. LLC (a):
        10.50%, 11/01/16 (b)...................................                 205                104,550
        Series B, 10.25%, 11/01/15.............................                 270                191,700
                                                                                              -------------
                                                                                                 1,331,600
     ------------------------------------------------------------------------------------------------------
     Industrial Conglomerates--0.7%
     Sequa Corp. (a):
        11.75%, 12/01/15.......................................                 250                 95,000
        13.50%, 12/01/15 (b)...................................                 374                118,940
                                                                                              -------------
                                                                                                   213,940
     ------------------------------------------------------------------------------------------------------
     Insurance--0.1%
     USI Holdings Corp.,
        6.024%, 11/15/14 (a)(c)................................                  60                 24,375
     ------------------------------------------------------------------------------------------------------
     Leisure Equipment & Products--0.3%
     True Temper Sports, Inc., 8.375%, 9/15/11.................                 325                104,000
     ------------------------------------------------------------------------------------------------------
     Machinery--0.6%
     American Railcar Industries, Inc.,
        7.50%, 3/01/14.........................................                  25                 16,500
     ESCO Corp., 8.625%, 12/15/13 (a)..........................                 100                 70,000
     RBS Global, Inc., 8.875%, 9/01/16.........................                  45                 26,325
     Titan International, Inc., 8%, 1/15/12....................                  80                 59,200
                                                                                              -------------
                                                                                                   172,025
     ------------------------------------------------------------------------------------------------------
     Marine--0.1%
     Navios Maritime Holdings, Inc.,
        9.50%, 12/15/14........................................                  41                 22,755
     ------------------------------------------------------------------------------------------------------
     Media--8.0%
     Affinion Group, Inc.,
        10.125%, 10/15/13......................................                 205                149,650
     CMP Susquehanna Corp., 9.875%, 5/15/14....................                 250                 10,000
     CSC Holdings, Inc. Series B, 8.125%, 7/15/09..............                  25                 24,875

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock High Income Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                              Par
     Corporate Bonds                                                         (000)                Value
     ------------------------------------------------------------------------------------------------------
     Media (concluded)
     Cablevision Systems Corp. Series B,
        8.334%, 4/01/09 (c)....................................              $  310           $    309,225
     Charter Communications Holdings II, LLC:
        10.25%, 9/15/10........................................                 175                 80,500
        Series B, 10.25%, 9/15/10..............................                 385                169,400
     DirecTV Holdings LLC:
        8.375%, 3/15/13........................................                  80                 79,600
        7.625%, 5/15/16........................................                 125                121,250
     EchoStar DBS Corp.:
        6.375%, 10/01/11.......................................                  40                 37,200
        7%, 10/01/13...........................................                 275                238,562
     Harland Clarke Holdings Corp.:
        6.899%, 5/15/15 (c)....................................                  40                 12,800
        9.50%, 5/15/15.........................................                  50                 19,000
     Intelsat Subsidiary Holding Co. Ltd.,
        8.50%, 1/15/13 (a).....................................                  70                 64,750
     Local Insight Regatta Hldgs, Inc.,
        11%, 12/01/17..........................................                 150                 39,000
     Mediacom Broadband LLC,
        8.50%, 10/15/15........................................                 100                 65,125
     NTL Cable Plc:
        8.75%, 4/15/14.........................................                  35                 26,250
        9.125%, 8/15/16........................................                 250                185,000
     Network Communications, Inc.,
        10.75%, 12/01/13.......................................                  35                  9,669
     Nielsen Finance LLC, 10%, 8/01/14.........................                 380                304,000
     ProtoStar I Ltd., 10.50%, 10/15/12 (a)(c)(f)..............                 159                 87,701
     R.H. Donnelley Corp., 11.75%, 5/15/15 (a).................                  28                  6,860
     Rainbow National Services LLC,
        10.375%, 9/01/14 (a)...................................                  60                 53,400
     TL Acquisitions, Inc., 10.50%, 1/15/15 (a)................                 795                325,950
     Virgin Media, Inc., 6.50%, 11/15/16 (a)(f)................                 165                 71,363
                                                                                              -------------
                                                                                                 2,491,130
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--4.6%
     Aleris International, Inc.:
        9%, 12/15/14 (b).......................................                 130                  6,500
        10%, 12/15/16..........................................                 125                 20,312
     Drummond Co., Inc., 7.375%, 2/15/16 (a)...................                 100                 48,500
     Evraz Group SA (a):
        8.875%, 4/24/13........................................                 125                 63,750
        9.50%, 4/24/18.........................................                 100                 50,000
     FMG Finance Property Ltd.,
        10.625%, 9/01/16 (a)...................................                  90                 52,200
     Foundation PA Coal Co., 7.25%, 8/01/14....................                 400                328,000
     Freeport-McMoRan Copper & Gold, Inc.:
        7.084%, 4/01/15 (c)....................................                 235                155,100
        8.375%, 4/01/17........................................                 130                106,600
     Newmont Mining Corp., 1.625%, 7/15/17 (f).................                 100                106,250
     Novelis, Inc., 7.25%, 2/15/15.............................                 250                145,000
     Ryerson, Inc. (a):
        10.568%, 11/01/14 (c)..................................                  65                 42,900
        12%, 11/01/15..........................................                  20                 12,350
     Steel Dynamics, Inc., 7.375%, 11/01/12....................                 300                219,000
     Vedanta Resources Plc, 9.50%, 7/18/18 (a).................                 115                 60,950
                                                                                              -------------
                                                                                                 1,417,412
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--9.3%
     Atlas Energy Resources LLC,
        10.75%, 2/01/18 (a)....................................                 320                195,200
     Atlas Pipeline Partners LP, 8.75%, 6/15/18 (a)............                 130                 85,150
     Berry Petroleum Co., 8.25%, 11/01/16......................                 135                 72,900
     Chaparral Energy, Inc., 8.50%, 12/01/15...................                  90                 18,000
     Chesapeake Energy Corp.:
        6.375%, 6/15/15........................................                  60                 47,400
        7.25%, 12/15/18........................................                 360                280,800
        2.25%, 12/15/38 (f)....................................                 125                 56,094
     Cimarex Energy Co., 7.125%, 5/01/17.......................                 120                 93,600
     Compton Petroleum Finance Corp.,
        7.625%, 12/01/13.......................................                 120                 36,000
     Connacher Oil and Gas Ltd.,
        10.25%, 12/15/15 (a)...................................                 230                 92,000
     Corral Finans AB, 6.253%, 4/15/10 (a)(b)..................                  72                 36,860
     Denbury Resources, Inc., 7.50%, 12/15/15..................                  70                 49,700
     EXCO Resources, Inc., 7.25%, 1/15/11......................                  40                 31,200
     Encore Acquisition Co., 6.25%, 4/15/14....................                 250                170,000
     Forest Oil Corp., 7.25%, 6/15/19 (a)......................                 315                229,950
     Newfield Exploration Co.:
        6.625%, 4/15/16........................................                  85                 67,575
        7.125%, 5/15/18........................................                 115                 90,850
     OPTI Canada, Inc.:
        7.875%, 12/15/14.......................................                 100                 51,000
        8.25%, 12/15/14........................................                 360                194,400
     Peabody Energy Corp., 7.375%, 11/01/16....................                  20                 18,800
     PetroHawk Energy Corp., 7.875%, 6/01/15 (a)...............                 200                148,000
     Range Resources Corp., 6.375%, 3/15/15....................                 250                202,500
     Roseton-Danskammer 2001 Series B,
        7.67%, 11/08/16........................................                 150                108,000
     Sabine Pass LNG LP, 7.50%, 11/30/16.......................                  85                 61,200
     SandRidge Energy, Inc.:
        8.625%, 4/01/15 (b)....................................                 105                 54,600
        8%, 6/01/18 (a)........................................                 175                 97,125
     Southwestern Energy Co., 7.50%, 2/01/18 (a)...............                  25                 21,875
     Stone Energy Corp., 6.75%, 12/15/14.......................                 250                122,500
     Swift Energy Co., 7.125%, 6/01/17.........................                 150                 84,750
     Whiting Petroleum Corp., 7.25%, 5/01/12...................                 110                 81,950
                                                                                              -------------
                                                                                                 2,899,979
     ------------------------------------------------------------------------------------------------------
     Paper & Forest Products--2.7%
     Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (a)...............                 118                 70,523
     Boise Cascade LLC, 7.125%, 10/15/14.......................                 150                 84,000
     Bowater, Inc., 9%, 8/01/09................................                 180                 46,800
     Georgia-Pacific Corp., 8.125%, 5/15/11....................                  65                 61,100
     NewPage Corp., 10%, 5/01/12...............................                 620                272,800
     Norske Skog Canada Ltd. Series D,
        8.625%, 6/15/11.........................................                160                 70,400
     Verso Paper Holdings LLC Series B:
        6.943%, 8/01/14 (c)....................................                 175                 50,750
        9.125%, 8/01/14........................................                 365                144,175
        11.375%, 8/01/16.......................................                 110                 33,000
                                                                                              -------------
                                                                                                   833,548
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--0.5%
     Angiotech Pharmaceuticals, Inc.,
        5.953%, 12/01/13 (c)...................................                 300                145,500
     ------------------------------------------------------------------------------------------------------
     Real Estate Management & Development--0.2%
     Forest City Enterprises, Inc., 7.625%, 6/01/15............                 150                 52,500
     Realogy Corp.:
        10.50%, 4/15/14........................................                  85                 14,663
        12.375%, 4/15/15.......................................                  80                 10,800
                                                                                              -------------
                                                                                                    77,963
     ------------------------------------------------------------------------------------------------------
     Semiconductors & Semiconductor Equipment--0.1%
     Spansion, Inc., 5.328%, 6/01/13 (a)(c)....................                 135                 24,300
     ------------------------------------------------------------------------------------------------------
     Software--0.1%
     BMS Holdings, Inc., 10.595%, 2/15/12 (a)(b)(c)............                  92                 34,161
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock High Income Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                              Par
     Corporate Bonds                                                         (000)                Value
     ------------------------------------------------------------------------------------------------------
     Specialty Retail--1.3%
     Asbury Automotive Group, Inc.,
        7.625%, 3/15/17........................................              $   50           $     23,250
     General Nutrition Centers, Inc.:
        7.584%, 3/15/14 (b)(c).................................                 140                 71,400
        10.75%, 3/15/15........................................                 260                145,600
     Group 1 Automotive, Inc.,
        2.25%, 6/15/36 (f)(g)..................................                  80                 34,600
     Michaels Stores, Inc., 10%, 11/01/14......................                  70                 31,850
     United Auto Group, Inc., 7.75%, 12/15/16..................                 200                 93,000
                                                                                              -------------
                                                                                                   399,700
     ------------------------------------------------------------------------------------------------------
     Textiles, Apparel & Luxury Goods--0.6%
     Levi Strauss & Co., 8.875%, 4/01/16.......................                 150                102,000
     Quiksilver, Inc., 6.875%, 4/15/15.........................                 225                 72,563
                                                                                              -------------
                                                                                                   174,563
     ------------------------------------------------------------------------------------------------------
     Tobacco--0.5%
     Vector Group Ltd., 11%, 8/15/15...........................                 200                150,000
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--6.9%
     American Tower Corp., 5%, 2/15/10 (f).....................                  75                 70,219
     Centennial Communications Corp.:
        7.185%, 1/01/13 (c)....................................                 100                 97,000
        8.125%, 2/01/14........................................                  90                 91,350
     Cricket Communications, Inc.:
        9.375%, 11/01/14.......................................                 190                171,000
        10%, 7/15/15 (a).......................................                 125                114,375
     Digicel Group Ltd. (a):
        8.875%, 1/15/15........................................                 100                 65,000
        9.125%, 1/15/15 (b)....................................                 208                127,140
     FiberTower Corp., 9%, 11/15/12 (a)(f).....................                 120                 25,200
     iPCS, Inc., 5.318%, 5/01/13 (c)...........................                 245                173,950
     MetroPCS Wireless, Inc., 9.25%, 11/01/14..................                 450                402,750
     Nordic Telephone Co. Holdings ApS,
        8.875%, 5/01/16 (a)....................................                 250                175,000
     Sprint Capital Corp.:
        7.625%, 1/30/11........................................                 490                409,150
        6.875%, 11/15/28.......................................                  80                 47,600
     Sprint Nextel Corp., 1.866%, 6/28/10 (c)..................                 100                 83,771
     Verizon Wireless Capital LLC,
        8.50%, 11/15/18 (a)....................................                  75                 87,876
                                                                                              -------------
                                                                                                 2,141,381
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds--80.6%                                                               25,003,860
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Floating Rate Loan Interests
     ------------------------------------------------------------------------------------------------------
     Auto Components--0.6%
     Allison Transmission, Inc. Term Loan Assignment,
        4.19%--4.64%, 8/07/14..................................                 100                 55,144
     Dana Holding Corp. Assignment Term Advance,
        6.50%--7.25%, 1/31/15..................................                 249                117,443
     Delphi Corp:
        Initial Tranche C Loan (DIP)-Assignment,
          10.50%, 6/30/09......................................                  45                  8,924
        Subsequent Tranche C Loan Assignment,
          10.50%, 6/30/09......................................                   5                    909
                                                                                              -------------
                                                                                                   182,420
     ------------------------------------------------------------------------------------------------------
     Chemicals--0.4%
     PQ Corp. (Niagra Acquisition Inc.) Second Lien
        Term Loan Assignment, 9.97%, 7/30/15...................                 250                115,625
     ------------------------------------------------------------------------------------------------------
     Hotels, Restaurants & Leisure--0.3%
     Travelport LLC (Travelport, Inc.) Loan-Assignment,
        7.961%, 3/27/12 (b)....................................                 391                 84,118
     ------------------------------------------------------------------------------------------------------
     Independent Power Producers & Energy Traders--1.9%
     Dynegy Holdings Inc.:
     Term Line of Credit facility Term-Loan Assignment,
        1.97%, 4/02/13.........................................                  72                 53,715
     Tranche B Term Loan-Assignment,
        1.97%, 4/02/13.........................................                   3                  2,342
     NRG Energy, Inc.:
     Credit Linked Deposit-Assignment,
        1.359%, 2/01/13........................................                  16                 14,216
     Term Loan Assignment,
        1.961%--2.959%, 2/01/13................................                  33                 28,886
     Texas Competitive Electric Holdings Co. LLC (TXU):
        Initial Tranche B-2 Term Loan Assignment,
          3.961%--5.888%, 10/10/14.............................                 247                170,652
        Initial Tranche B-3 Term Loan Assignment,
          3.961%--5.368%, 10/10/14.............................                 494                341,305
                                                                                              -------------
                                                                                                   611,116
     ------------------------------------------------------------------------------------------------------
     Machinery--0.2%
     Navistar International Corp.:
        Revolving Credit-Linked Deposit-Assignment,
          3.25%-3.721%, 1/19/12................................                  27                 14,578
        Term Advance-Assignment, 3.721%, 1/19/12...............                  73                 40,089
                                                                                              -------------
                                                                                                    54,667
     ------------------------------------------------------------------------------------------------------
     Media--0.9%
     HMH Publishing Co. Ltd. (Education Media):
        Mezzanine Assignment, 13.016%, 11/14/14................                 523                156,953
        Tranche A Term Loan Assignment,
          7.516%, 6/12/14......................................                 219                128,567
                                                                                              -------------
                                                                                                   285,520
     ------------------------------------------------------------------------------------------------------
     Paper & Forest Products--0.1%
     Georgia-Pacific LLC Term Loan B-Assignment,
        2.581%--4.189%, 12/20/12...............................                  56                 45,221
     ------------------------------------------------------------------------------------------------------
     Total Floating Rate Loan Interests--4.4%                                                    1,378,687
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Common Stocks                                                           Shares
     ------------------------------------------------------------------------------------------------------
     Capital Markets--0.0%
     E*Trade Financial Corp. (d)...............................              13,069                 15,029
     ------------------------------------------------------------------------------------------------------
     Electrical Equipment--0.0%
     Medis Technologies Ltd. (d)...............................              14,935                  6,721
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.4%
     EXCO Resources, Inc. (d)..................................              12,460                112,888
     ------------------------------------------------------------------------------------------------------
     Paper & Forest Products--0.1%
     Ainsworth Lumber Co. Ltd..................................              13,964                 10,633
     Ainsworth Lumber Co. Ltd. (a).............................              15,671                 11,933
                                                                                              -------------
                                                                                                    22,566
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks--0.5%                                                                     157,204
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Preferred Securities
     ------------------------------------------------------------------------------------------------------
                                                                              Par
     Capital Trusts                                                          (000)
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--1.5%
     Citigroup, Inc. Series E, 8.40% (c)(h)....................              $  410                270,719
     JPMorgan Chase & Co., 7.90% (c)(h)........................                 250                207,958
     ------------------------------------------------------------------------------------------------------
     Total Capital Trusts--1.5%                                                                    478,677
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock High Income Portfolio
     Schedule of Investments December 31, 2008 (Concluded)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Preferred Stocks                                                        Shares               Value
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--0.1%
     Preferred Blocker, Inc., 9% (a)...........................                 108           $     27,000
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.0%
     PTV, Inc. Series A, 10%...................................                   8                      6
     ------------------------------------------------------------------------------------------------------
     Total Preferred Stocks--0.1%                                                                   27,006
     ------------------------------------------------------------------------------------------------------
     Total Preferred Securities--1.6%                                                              505,683
     ------------------------------------------------------------------------------------------------------
     Total Long-Term Investments
     (Cost--$42,431,563)--87.1%                                                                 27,045,434
     ------------------------------------------------------------------------------------------------------
                                                                            Beneficial
                                                                             Interest
     Short-Term Securities                                                    (000)
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC Cash Sweep
        Series, 1.64% (i)(j)...................................              $3,296              3,296,460
     ------------------------------------------------------------------------------------------------------
     Total Short-Term Securities
     (Cost--$3,296,460)--10.6%                                                                   3,296,460
     ------------------------------------------------------------------------------------------------------
     Total Investments (Cost--$45,728,023*)--97.7%.................................             30,341,894
     Other Assets Less Liabilities--2.3%...........................................                715,820
                                                                                              -------------
     Net Assets--100.0%............................................................           $ 31,057,714
                                                                                              -------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

     Aggregate cost................................................................           $ 45,869,304
                                                                                              -------------
     Gross unrealized appreciation.................................................           $     96,064
     Gross unrealized depreciation.................................................            (15,623,474)
                                                                                              -------------
     Net unrealized depreciation...................................................           $(15,527,410)
                                                                                              -------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(c)  Variable rate security. Rate shown is as of report date.

(d)  Non-income producing security.

(e)  Issuer filed for bankruptcy and/or is in default of interest payments.

(f)  Convertible security.

(g)  Represents a step bond. Rate shown is as of report date.

(h)  Security is perpetual in nature and has no stated maturity date.

(i) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                       Net
     Affiliate                                                                      Activity     Income
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC
       Cash Sweep Series.....................................................      $1,864,629    $71,735
     ------------------------------------------------------------------------------------------------------

(j)  Represents the current yield as of report date.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

  o  Effective January 1, 2008, the Portfolio adopted Financial Accounting
     Standards Board Statement of Financial Accounting Standards No. 157, "Fair
     Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

       o Level 1--price quotations in active markets/exchanges for identical securities

       o  Level 2--other observable inputs (including, but not limited to:
          quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

       o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available
          (including the Portfolio's own assumption used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note
     1 of the Notes to Financial Statements.

     The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Portfolio's investments:

     ------------------------------------------------------------------------------------------------------
     Valuation                                                                                Investments
     Inputs                                                                                  in Securities
     ------------------------------------------------------------------------------------------------------
                                                                                                Assets
                                                                                             --------------
     Level 1.......................................................................            $   145,270
     Level 2.......................................................................             29,584,085
     Level 3.......................................................................                612,539
     ------------------------------------------------------------------------------------------------------
     Total.........................................................................            $30,341,894
                                                                                               -----------

     The following is a reconciliation of investments for unobservable inputs
     (Level 3) used in determining fair value:

     ------------------------------------------------------------------------------------------------------
                                                                                              Investments
                                                                                             in Securities
     ------------------------------------------------------------------------------------------------------
     Balance, as of January 1, 2008................................................                    --
     Accrued discounts/premiums....................................................            $      466
     Realized gain (loss)..........................................................                    97
     Change in unrealized appreciation (depreciation)(1)...........................              (938,820)
     Net purchases (sales).........................................................                (1,083)
     Net transfers in/out of Level 3...............................................             1,551,879
     ------------------------------------------------------------------------------------------------------
     Balance, as of December 31, 2008..............................................            $  612,539
                                                                                               -----------

(1) Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Large Cap Core Portfolio
     Schedule of Investments December 31, 2008                 (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                           Shares               Value
     ------------------------------------------------------------------------------------------------------
     Aerospace & Defense--5.0%
     General Dynamics Corp.................................                  33,000           $  1,900,470
     Lockheed Martin Corp..................................                  24,000              2,017,920
     Northrop Grumman Corp.................................                  44,000              1,981,760
     Raytheon Co...........................................                  39,000              1,990,560
                                                                                              -------------
                                                                                                 7,890,710
     ------------------------------------------------------------------------------------------------------
     Airlines--0.3%
     Southwest Airlines Co.................................                  57,000                491,340
     ------------------------------------------------------------------------------------------------------
     Beverages--0.2%
     The Coca-Cola Co......................................                   7,000                316,890
     ------------------------------------------------------------------------------------------------------
     Biotechnology--1.9%
     Amgen, Inc. (a).......................................                  47,000              2,714,250
     Cephalon, Inc. (a)....................................                   5,000                385,200
                                                                                              -------------
                                                                                                 3,099,450
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.3%
     Wells Fargo & Co......................................                  15,000                442,200
     ------------------------------------------------------------------------------------------------------
     Commercial Services & Supplies--1.0%
     Waste Management, Inc.................................                  47,000              1,557,580
     ------------------------------------------------------------------------------------------------------
     Communications Equipment--0.2%
     Cisco Systems, Inc. (a)...............................                  15,000                244,500
     ------------------------------------------------------------------------------------------------------
     Computers & Peripherals--6.2%
     Hewlett-Packard Co....................................                  89,000              3,229,810
     International Business Machines Corp..................                  42,000              3,534,720
     NetApp, Inc. (a)......................................                 128,000              1,788,160
     Western Digital Corp. (a).............................                 116,000              1,328,200
                                                                                              -------------
                                                                                                 9,880,890
     ------------------------------------------------------------------------------------------------------
     Consumer Finance--1.2%
     Capital One Financial Corp............................                  59,000              1,881,510
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--0.3%
     JPMorgan Chase & Co...................................                  15,000                472,950
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--1.9%
     AT&T Inc..............................................                  52,000              1,482,000
     Embarq Corp...........................................                  40,000              1,438,400
     Verizon Communications, Inc...........................                   5,000                169,500
                                                                                              -------------
                                                                                                 3,089,900
     ------------------------------------------------------------------------------------------------------
     Electronic Equipment & Instruments--0.7%
     Agilent Technologies, Inc. (a)........................                  72,000              1,125,360
     ------------------------------------------------------------------------------------------------------
     Energy Equipment & Services--3.2%
     ENSCO International, Inc..............................                  59,000              1,675,010
     Nabors Industries Ltd. (a)............................                 145,000              1,735,650
     Noble Corp............................................                  77,000              1,700,930
                                                                                              -------------
                                                                                                 5,111,590
     ------------------------------------------------------------------------------------------------------
     Food & Staples Retailing--4.0%
     BJ's Wholesale Club, Inc. (a).........................                  14,000                479,640
     The Kroger Co.........................................                  72,000              1,901,520
     SYSCO Corp............................................                  73,000              1,674,620
     Wal-Mart Stores, Inc..................................                  41,000              2,298,460
                                                                                              -------------
                                                                                                 6,354,240
     ------------------------------------------------------------------------------------------------------
     Health Care Equipment & Supplies--0.9%
     Varian Medical Systems, Inc. (a)......................                  39,000              1,366,560
     ------------------------------------------------------------------------------------------------------
     Health Care Providers & Services--7.2%
     Aetna, Inc............................................                  67,000              1,909,500
     AmerisourceBergen Corp................................                  47,000              1,676,020
     Express Scripts, Inc. (a).............................                  29,000              1,594,420
     Laboratory Corp. of America Holdings (a)..............                  15,000                966,150
     McKesson Corp.........................................                  43,000              1,665,390
     Quest Diagnostics, Inc................................                  31,000              1,609,210
     WellPoint, Inc. (a)...................................                  47,000              1,980,110
                                                                                              -------------
                                                                                                11,400,800
     ------------------------------------------------------------------------------------------------------
     Hotels, Restaurants & Leisure--1.0%
     McDonald's Corp.......................................                  25,000              1,554,750
     ------------------------------------------------------------------------------------------------------
     Household Durables--3.6%
     Lennar Corp. Class A..................................                 159,000              1,378,530
     MDC Holdings, Inc.....................................                  45,000              1,363,500
     Pulte Homes, Inc......................................                 131,000              1,431,830
     Toll Brothers, Inc. (a)...............................                  71,000              1,521,530
                                                                                              -------------
                                                                                                 5,695,390
     ------------------------------------------------------------------------------------------------------
     Household Products--1.2%
     The Procter & Gamble Co...............................                  32,000              1,978,240
     ------------------------------------------------------------------------------------------------------
     IT Services--1.2%
     Accenture Ltd. Class A................................                  59,000              1,934,610
     ------------------------------------------------------------------------------------------------------
     Industrial Conglomerates--1.0%
     General Electric Co...................................                  94,000              1,522,800
     ------------------------------------------------------------------------------------------------------
     Insurance--3.0%
     The Allstate Corp.....................................                  55,000              1,801,800
     The Travelers Cos., Inc...............................                  45,000              2,034,000
     UnumProvident Corp....................................                  51,000                948,600
                                                                                              -------------
                                                                                                 4,784,400
     ------------------------------------------------------------------------------------------------------
     Machinery--2.6%
     AGCO Corp. (a)........................................                  33,000                778,470
     Cummins, Inc..........................................                  63,000              1,683,990
     Parker Hannifin Corp..................................                  39,000              1,659,060
                                                                                              -------------
                                                                                                 4,121,520
     ------------------------------------------------------------------------------------------------------
     Media--0.2%
     Omnicom Group Inc.....................................                  14,000                376,880
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--1.1%
     Reliance Steel & Aluminum Co..........................                   9,000                179,460
     United States Steel Corp..............................                  42,000              1,562,400
                                                                                              -------------
                                                                                                 1,741,860
     ------------------------------------------------------------------------------------------------------
     Multiline Retail--2.7%
     Big Lots, Inc. (a)....................................                  75,000              1,086,750
     Dollar Tree, Inc. (a).................................                  38,000              1,588,400
     Family Dollar Stores, Inc.............................                  65,000              1,694,550
                                                                                              -------------
                                                                                                 4,369,700
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--19.3%
     Anadarko Petroleum Corp...............................                  53,000              2,043,150
     Apache Corp...........................................                  27,000              2,012,310
     Chevron Corp..........................................                  59,000              4,364,230
     ConocoPhillips........................................                  59,000              3,056,200
     Exxon Mobil Corp......................................                 116,000              9,260,280
     Marathon Oil Corp.....................................                  75,000              2,052,000
     Murphy Oil Corp.......................................                  42,000              1,862,700
     Occidental Petroleum Corp.............................                  43,000              2,579,570
     Sunoco, Inc...........................................                  39,000              1,694,940
     Valero Energy Corp....................................                  84,000              1,817,760
                                                                                              -------------
                                                                                                30,743,140
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--8.3%
     Bristol-Myers Squibb Co...............................                 102,000              2,371,500
     Eli Lilly & Co........................................                  61,000              2,456,470
     Johnson & Johnson.....................................                  77,000              4,606,910
     Pfizer, Inc...........................................                 214,000              3,789,940
                                                                                              -------------
                                                                                                13,224,820
     ------------------------------------------------------------------------------------------------------
     Road & Rail--3.0%
     CSX Corp..............................................                  49,000              1,591,030
     Norfolk Southern Corp.................................                  26,000              1,223,300
     Union Pacific Corp....................................                  42,000              2,007,600
                                                                                              -------------
                                                                                                 4,821,930
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Large Cap Core Portfolio
     Schedule of Investments December 31, 2008 (Concluded)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                           Shares               Value
     ------------------------------------------------------------------------------------------------------
     Semiconductors & Semiconductor
     Equipment--6.3%
     Altera Corp...........................................                 103,000           $  1,721,130
     Broadcom Corp. Class A (a)............................                 103,000              1,747,910
     Integrated Device Technology, Inc. (a)................                 165,000                925,650
     Marvell Technology Group Ltd. (a)(b)..................                 246,000              1,640,820
     National Semiconductor Corp...........................                 136,000              1,369,520
     Novellus Systems, Inc. (a)............................                  29,000                357,860
     Silicon Laboratories, Inc. (a)........................                  18,000                446,040
     Xilinx, Inc...........................................                  99,000              1,764,180
                                                                                              -------------
                                                                                                 9,973,110
     ------------------------------------------------------------------------------------------------------
     Software--5.4%
     Adobe Systems, Inc. (a)...............................                  78,000              1,660,620
     CA, Inc...............................................                  92,000              1,704,760
     Compuware Corp. (a)...................................                 130,000                877,500
     Microsoft Corp........................................                  73,000              1,419,120
     Symantec Corp. (a)....................................                 134,000              1,811,680
     Synopsys, Inc. (a)....................................                  62,000              1,148,240
                                                                                              -------------
                                                                                                 8,621,920
     ------------------------------------------------------------------------------------------------------
     Specialty Retail--3.6%
     AutoZone, Inc. (a)....................................                  13,000              1,813,110
     The Gap, Inc..........................................                 116,000              1,553,240
     Limited Brands, Inc...................................                  76,000                763,040
     Ross Stores, Inc......................................                  54,000              1,605,420
                                                                                              -------------
                                                                                                 5,734,810
     ------------------------------------------------------------------------------------------------------
     Textiles, Apparel & Luxury Goods--2.1%
     Coach, Inc. (a).......................................                  83,000              1,723,910
     Polo Ralph Lauren Corp................................                  35,000              1,589,350
                                                                                              -------------
                                                                                                 3,313,260
     ------------------------------------------------------------------------------------------------------
     Total Investments (Cost--$187,805,449*)--100.1%...............................            159,239,610
     Liabilities in Excess of Other Assets--(0.1)%.................................               (153,312)
                                                                                              -------------
     Net Assets--100.0%............................................................           $159,086,298
                                                                                              -------------

     ------------------------------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

     Aggregate Cost................................................................           $193,982,613
                                                                                              -------------
     Gross unrealized appreciation.................................................           $  6,538,637
     Gross unrealized depreciation.................................................            (41,281,640)
                                                                                              -------------
     Net unrealized depreciation...................................................           $(34,743,003)
                                                                                              -------------

(a)  Non-income producing security.

(b)  Depositary receipts.

  o Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                     Net
     Affiliate                                                                    Activity       Income
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC
        Cash Sweep Series...............................................                --       $ 1,697
     BlackRock Liquidity Series, LLC
       Money Market Series..............................................         $(972,000)      $41,010
     ------------------------------------------------------------------------------------------------------

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

  o  Effective January 1, 2008, the Portfolio adopted Financial Accounting
     Standards Board Statement of Financial Accounting Standards No. 157, "Fair
     Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

       o Level 1--price quotations in active markets/exchanges for identical securities

       o  Level 2--other observable inputs (including, but not limited to:
          quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

       o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available
          (including the Portfolio's own assumption used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note
     1 of the Notes to Financial Statements.

     The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Portfolio's investments:

     ------------------------------------------------------------------------------------------------------
     Valuation                                                                                Investments
     Inputs                                                                                  in Securities
     ------------------------------------------------------------------------------------------------------
                                                                                                 Assets
                                                                                             --------------
     Level 1 ......................................................................           $159,239,610
     Level 2 ......................................................................                     --
     Level 3 ......................................................................                     --
     ------------------------------------------------------------------------------------------------------
     Total                                                                                    $159,239,610
                                                                                              -------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Money Market Portfolio
     Schedule of Investments December 31, 2008                 (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                              Par
     Issue                                                                   (000)                Value
     ------------------------------------------------------------------------------------------------------
     Certificates of Deposit--2.5%
     Bank of America, NA, 2.45%, 5/19/09...................                 $ 3,000           $  3,000,000
     Chase Bank USA, NA, 0.40%, 3/30/09....................                   3,000              3,000,000
     Wachovia Bank, NA, 4.608%, 8/04/09 (a)................                   1,750              1,750,000
     ------------------------------------------------------------------------------------------------------
     Total Certificates of Deposit                                                               7,750,000
     ------------------------------------------------------------------------------------------------------
     Certificates of Deposit--Yankee (b)--20.5%
     Banco Bilbao Vizcaya Argentaria SA, NY:
        2.21%, 3/05/09.....................................                   1,000              1,000,000
        1.94%, 3/12/09.....................................                   2,000              2,000,038
     Banco Santander, NY, 3.70%, 2/24/09...................                   5,000              5,000,000
     Barclays Bank Plc, NY:
        2%, 2/09/09........................................                   4,000              4,000,000
        1.85%, 2/11/09.....................................                   4,000              4,000,000
     BNP Paribas, NY:
        3.10%, 2/18/09.....................................                   1,000              1,000,000
        2.13%, 3/05/09.....................................                   5,000              5,000,000
        2.29%, 6/08/09.....................................                   3,100              3,100,000
     DNB NOR Bank ASA, 1.40%, 3/23/09......................                   5,000              5,000,554
     Deutsche Bank AG, NY, 1.735%,
        1/21/09 (a)........................................                   2,295              2,295,000
     Intesa SanPaolo SpA, NY:
        1.85%, 3/10/09.....................................                   1,050              1,050,000
        1.45%, 3/11/09.....................................                   2,250              2,250,000
     Lloyd's TSB Bank Plc, NY, 2.08%, 3/05/09..............                   1,700              1,700,000
     Mizuho Corporate Bank, NY, 2%, 2/12/09................                   1,050              1,050,000
     Nordea Bank Finland Plc, NY, 3.41%,
        2/24/09............................................                   5,000              5,000,000
     Rabobank Nederland NV, NY, 3.01%,
        2/19/09............................................                   1,700              1,700,000
     Royal Bank of Scotland, NY, 3.14%,
        3/09/09............................................                   3,690              3,690,000
     SanPaolo IMI SPA, NY:
        2.24%, 3/03/09.....................................                   2,000              2,000,000
        1.21%, 3/18/09.....................................                   1,000              1,000,021
     Societe Generale, NY:
        1.96%, 3/05/09.....................................                   1,700              1,700,000
        1.50%, 3/11/09.....................................                     650                650,000
        1.60%, 6/17/09.....................................                   2,000              2,000,000
     Svenska Handelsbanken NY, 1.40%,
        2/12/09............................................                   1,000              1,000,000
     Toronto-Dominion Bank, NY:
        3.03%, 2/11/09.....................................                     750                750,000
        2.50%, 6/09/09.....................................                   1,150              1,150,000
        2.42%, 6/11/09.....................................                   1,900              1,900,000
     UBS AG, Stamford, 1.40%, 3/31/09......................                   3,000              3,000,000
     ------------------------------------------------------------------------------------------------------
     Total Certificates of Deposit--Yankee                                                      63,985,613
     ------------------------------------------------------------------------------------------------------
     Commercial Paper (c)--64.0%
     Amstel Funding Corp.:
        1.75%--2.45%, 1/13/09..............................                   8,000              7,994,225
        1.75%, 1/14/09.....................................                   4,138              4,135,586
     Atlantis One Funding Corp., 0.45%,
        3/23/09............................................                   8,000              7,992,000
     Bank of America Corp., 2.96%, 3/12/09.................                   6,000              5,965,960
     Barton Capital Corp., 0.70%, 3/12/09..................                   7,000              6,990,608
     BNP Paribas Finance, Inc., 0.35%,
        1/16/09............................................                   1,770              1,769,759
     CAFCO, LLC:
        3.55%, 1/23/09.....................................                  10,000              9,979,292
        0.87%, 3/09/09.....................................                   4,000              3,993,620
     CRC Funding, LLC:
        1.78%, 2/02/09.....................................                   5,000              4,992,336
        1.62%, 2/13/09.....................................                  10,000              9,981,100
     Cancara Asset Securitization LLC:
        2.40%, 1/05/09.....................................                   5,000              4,999,000
        0.90%, 2/20/09.....................................                   4,000              3,995,100
        2.10%, 2/02/09.....................................                   2,000              1,996,383
     Ciesco, LLC, 3.20%, 2/13/09...........................                   5,000              4,981,333
     Danske Corp., 1.22%, 3/24/09..........................                   1,000                997,255
     Galleon Capital LLC, 0.55%, 1/02/09...................                   2,500              2,500,000
     ING U.S. Funding LLC:
        2.60%, 2/02/09.....................................                   5,000              4,988,806
        1.32%, 3/20/09.....................................                   5,000              4,985,883
        1.35%, 3/24/09.....................................                   1,200              1,196,355
     JPMorgan Chase & Co., 2.91%, 1/06/09..................                   1,500              1,499,515
     Kitty Hawk Funding Corp., 2.25%,
        2/03/09............................................                   9,562              9,542,876
     Liberty Street Funding LLC:
        2.65%, 2/03/09.....................................                   4,000              3,990,578
        2.25%, 2/09/09.....................................                  10,000              9,976,250
     Lloyd's TSB Bank Plc, 1.32%, 4/01/09..................                   2,000              1,993,473
     Nieuw Amsterdam Receivables Corp.:
        3.05%, 2/05/09.....................................                   5,000              4,985,597
        3.05%, 2/06/09.....................................                  10,000              9,970,347
     Old Line Funding, LLC, 0.45%, 3/16/09.................                   1,253              1,251,857
     Ranger Funding Co. LLC, 2.25%, 2/04/09................                   5,000              4,989,687
     Regency Markets No. 1 LLC, 4.80%,
        1/15/09............................................                   5,000              4,991,333
     Societe Generale, North America, Inc., 1.43%,
        3/16/09............................................                   1,300              1,296,230
     Solitaire Funding LLC:
        1.83%, 1/06/09.....................................                  10,000              9,997,967
        0.75%, 1/12/09.....................................                   1,000                999,792
        0.68%, 1/23/09.....................................                   1,000                999,603
     State Street Bank & Trust Co., 0.30%,
        1/08/09............................................                   3,000              2,999,850
     Tempo Finance Corp.:
        2.30%, 1/16/09.....................................                   7,000              6,993,739
        2.15%, 1/23/09.....................................                   1,500              1,498,119
     Toyota Motor Credit Corp., 1.25%, 1/29/09.............                   5,000              4,995,312
     UBS Finance (Delaware), LLC:
        1.13%, 1/30/09.....................................                  10,000              9,991,211
        0.58%, 2/27/09.....................................                   2,000              1,998,196
     Windmill Funding Corp., 1.58%, 2/05/09................                   6,000              5,991,047
     Yorktown Capital, LLC, 3.90%, 1/12/09.................                   5,000              4,994,583
     ------------------------------------------------------------------------------------------------------
     Total Commercial Paper                                                                    200,381,763
     ------------------------------------------------------------------------------------------------------
     Corporate Notes(a)--3.4%
     Bank of Montreal, Chicago, 2.39%,
        10/05/09...........................................                   2,600              2,600,000
     HSBC USA Inc., 5.219%, 10/15/09.......................                     485                485,000
     ING U.S.A. Global Funding Trust V, 2.029%,
        9/18/09............................................                     760                760,000
     ING Bank, NV, 2.473%, 8/24/09.........................                   1,550              1,550,000
     Lloyd's TSB Group Plc, 2.806%, 8/07/09................                   2,100              2,100,000
     Nordea Bank AB Plc, 3.891%, 10/23/09..................                   1,950              1,950,000
     U.S. Bank, NA, 2.253%, 8/24/09........................                     550                545,174
     Wells Fargo & Co., 1.668%, 9/23/09....................                     550                545,396
     ------------------------------------------------------------------------------------------------------
     Total Corporate Notes                                                                      10,535,570
     ------------------------------------------------------------------------------------------------------
     Funding Agreements--2.9%
     Jackson National Life Insurance Co., 2.40%,
        5/01/09 (d)........................................                   9,000              9,000,000
     ------------------------------------------------------------------------------------------------------
     Total Funding Agreements                                                                    9,000,000
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Money Market Portfolio
     Schedule of Investments December 31, 2008 (Concluded)     (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                              Par
     Issue                                                                   (000)                Value
     ------------------------------------------------------------------------------------------------------
     U.S. Government Agency & Instrumentality
     Obligations--5.2%
     Fannie Mae Discount Notes (c):
        2.00%, 5/14/09.....................................                 $ 1,300            $ 1,290,467
        1.30%, 6/22/09.....................................                   2,000              1,987,650
     Federal Home Loan Bank Variable Rate Notes (a):
        1.345%, 3/20/099 9.................................                   1,625              1,625,320
        1.12%, 8/13/09.....................................                   1,700              1,700,000
        1.10%, 8/14/09.....................................                   2,525              2,524,845
     Freddie Mac Variable Rate Notes (a):
        1.331%, 9/25/09....................................                   4,575              4,574,020
        0.401%, 9/28/09....................................                   2,755              2,754,497
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government Agency & Instrumentality Obligations                                 16,456,799
     ------------------------------------------------------------------------------------------------------
     Repurchase Agreements--1.6%
     Deutsche Bank Securities Inc., purchased on
        12/31/08 to yield 0.05% to 1/02/09,
        repurchase price $4,896,014 collateralized
        by Fannie Mae Loan Note, 4.00%,
        9/01/23............................................                   4,896              4,896,000
     ------------------------------------------------------------------------------------------------------
     Total Repurchase Agreements                                                                 4,896,000
     ------------------------------------------------------------------------------------------------------
     Total Investments
     (Cost--$313,005,745*)--100.1% ................................................            313,005,745
     Liabilities in Excess of Other Assets--(0.1)%.................................               (217,320)
                                                                                              -------------
     Net Assets--100.0%............................................................           $312,788,425
                                                                                              -------------

     ------------------------------------------------------------------------------------------------------
  *  Cost for federal income tax purposes.

(a)  Variable rate security. Rate is as of report date.

(b)  Issuer is a branch of foreign domiciled bank.

(c) The interest rates shown reflect the discount rates paid at time of purchase.

(d) Restricted security as to resale, representing 2.9% of net assets were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                           Acquisition
     Issue                                                Dates               Cost                Value
     ------------------------------------------------------------------------------------------------------
     Jackson National Life Insurance Co.,
       2.40%, 5/01/09.............................       5/01/08           $9,000,000          $9,000,000
     ------------------------------------------------------------------------------------------------------

  o  Effective January 1, 2008, the Portfolio adopted Financial Accounting
     Standards Board Statement of Financial Accounting Standards No. 157, "Fair
     Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

       o Level 1--price quotations in active markets/exchanges for identical securities

       o  Level 2--other observable inputs (including, but not limited to:
          quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

       o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available
          (including the Portfolio's own assumption used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note
     1 of the Notes to Financial Statements.

     The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Portfolio's investments:

     ------------------------------------------------------------------------------------------------------
     Valuation                                                                              Investments in
     Inputs                                                                                   Securities
     ------------------------------------------------------------------------------------------------------
                                                                                                Assets
                                                                                            ---------------
     Level 1.......................................................................                     --
     Level 2.......................................................................           $313,005,745
     Level 3.......................................................................                     --
     ------------------------------------------------------------------------------------------------------
     Total                                                                                    $313,005,745
                                                                                              -------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Total Return Portfolio
     Schedule of Investments December 31, 2008                 (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                               Par
     Asset-Backed Securities                                                  (000)               Value
     ------------------------------------------------------------------------------------------------------
     ACE Securities Corp. (a):
          Series 2003-OP1 Class A2,
          0.831%, 12/25/33.................................    USD               23           $     11,458
          Series 2005-ASP1 Class M1,
          1.151%, 9/25/35..................................                     450                110,160
     American Express Issuance Trust Series
        2008-2 Class A, 4.02%, 1/18/11.....................                     865                825,688
     Bank One Issuance Trust Series 2004-A1
        Class A1, 3.45%, 10/17/11..........................                   1,100              1,096,560
     Bear Stearns Asset Backed Securities Trust (a):
          Series 2005-4 Class A,
          0.801%, 1/25/36..................................                      97                 88,237
          Series 2005-HE10 Class A2,
          0.761%, 11/25/35.................................                     260                247,809
          Series 2005-SD1 Class 1A2,
          0.771%, 7/25/27..................................                     333                274,519
          Series 2006-HE8 Class 1A1,
          0.541%, 10/25/36.................................                     209                196,556
     Chase Issuance Trust:
          Series 2007-A17 Class A,
          5.12%, 10/15/14..................................                     700                649,383
          Series 2008-A9 Class A9,
          4.26%, 5/15/13...................................                     250                233,793
     Countrywide Asset Backed Certificates (a):
          Series 2003-2 Class M1,
          1.521%, 6/26/33..................................                      84                 15,469
          Series 2003-BC3 Class A2,
          1.091%, 9/25/33..................................                      37                 21,659
          Series 2004-5 Class A,
          0.921%, 10/25/34.................................                      81                 51,606
          Series 2004-13 Class AF4,
          4.583%, 1/25/33..................................                     550                457,031
     Daimler Chrysler Auto Trust:
          Series 2006-B Class A3,
          5.33%, 8/08/10...................................                     271                269,119
          Series 2006-D Class A3,
          4.98%, 2/08/11...................................                     565                557,629
     First Franklin Mortgage Loan Asset Backed
        Certificates Series 2005-FF10 Class A6,
        0.821%, 11/25/35 (a)...............................                     419                226,509
     Ford Credit Auto Owner Trust Series 2006-C
        Class A3, 5.16%, 11/15/10..........................                   1,100              1,087,931
     Honda Auto Receivables Owner Trust Series
        2006-3 Class A3, 5.12%, 10/15/10...................                     467                463,420
     Irwin Home Equity Corp. Series 2005-C
        Class 1A1, 0.731%, 4/25/30 (a).....................                      75                 68,459
     JPMorgan Mortgage Acquisition Corp. Series
        2006-HE3 Class A2,
        1.465%, 11/25/36 (a)...............................                     173                160,079
     Lehman XS Trust Series 2005-5N Class 3A2,
        0.831%, 11/25/35 (a)...............................                     384                108,838
     Long Beach Mortgage Loan Trust Series
        2006-11 Class 2A1,
        0.531%, 12/25/36 (a)...............................                     254                218,865
     Morgan Stanley ABS Capital I Series
        2005-HE1 Class A2MZ,
        0.771%, 12/25/34 (a)...............................                      35                 23,492
     New Century Home Equity Loan Trust Series
        2005-2 Class A2MZ,
        0.731%, 6/25/35 (a)................................                     103                 80,587
     Option One Mortgage Loan Trust Series
        2003-4 Class A2, 0.791%, 7/25/33 (a)...............                     118                 82,600
     PECO Energy Transition Trust Series
        2000-A Class A3, 7.625%, 3/01/10...................                     743                748,266
     Park Place Securities, Inc. Series
        2005-WCH1 (a):
          Class A1B, 0.771%, 1/25/35.......................                      33                 31,814
          Class A3D, 0.811%, 1/25/35.......................                      29                 27,246
     RAAC Series 2005-SP2 Class 2A,
        0.771%, 6/25/44 (a)................................                     451                261,090
     Residential Asset Mortgage Products, Inc.
        Series 2005-RS3 Class AI2,
        0.641%, 3/25/35 (a)................................                      59                 56,554
     Residential Asset Securities Corp. Series
        2003-KS5 Class AIIB,
        1.051%, 7/25/33 (a)................................                      48                 28,412
     SLM Student Loan Trust (a):
          Series 2002-1 Class A2,
          3.645%, 4/25/17..................................                     404                373,470
          Series 2008-5 Class A2,
          4.635%, 10/25/16.................................                     920                874,797
          Series 2008-5 Class A3,
          4.835%, 1/25/18..................................                     230                200,280
          Series 2008-5 Class A4,
          5.235%, 7/25/23..................................                     630                544,637
     Structured Asset Securities Corp. (a):
          Series 2004-23XS Class 2A1,
          0.771%, 1/25/35..................................                     148                 68,173
          Series 2006-BC3 Class A2,
          0.521%, 10/25/36.................................                     352                325,393
     USAA Auto Owner Trust Series 2006-4:
          Class A3, 5.01%, 6/15/11.........................                     524                520,874
          Class A4, 4.98%, 10/15/12........................                     775                745,332
     ------------------------------------------------------------------------------------------------------
     Total Asset-Backed Securities--11.7%                                                       12,433,794
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     U.S. Government & Agency Obligations
     ------------------------------------------------------------------------------------------------------
     Fannie Mae:
          2.875%, 10/12/10.................................                   1,165              1,201,650
          2.875%, 12/11/13.................................                   1,000              1,023,777
     Federal Home Loan Bank of Chicago,
        5.625%, 6/13/16....................................                     550                577,520
     Federal Home Loan Banks,
        5.375%, 5/15/19....................................                   1,230              1,383,996
     Freddie Mac:
          5.875%, 3/21/11..................................                     745                786,621
          5.75%, 6/27/16...................................                     560                600,848
     U.S. Treasury Inflation Indexed Bonds:
          1.625%, 1/15/15..................................                   1,588              1,473,017
          2.375%, 1/15/25..................................                     402                395,351
          1.75%, 1/15/28...................................                     620                573,258
     U.S. Treasury Notes:
          4%, 8/15/18......................................                     335                386,847
          3.75%, 11/15/18..................................                     645                730,159
          4.50%, 5/15/38...................................                      35                 47,770
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government & Agency
     Obligations--8.7%                                                                           9,180,814
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Total Return Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     U.S. Government Agency                                                    Par
     Mortgage-Backed Securities                                               (000)               Value
     ------------------------------------------------------------------------------------------------------
     Fannie Mae Guaranteed
        Pass-Through Certificates:
          4.00%, 12/01/13-2/12/33 (b)......................    USD            3,100           $  3,108,812
          4.50%, 1/15/24-2/15/39 (b).......................                   2,700              2,736,000
          4.86%, 8/01/38 (a)...............................                     719                726,548
          5.00%, 1/15/24-1/15/39 (b).......................                   6,826              6,976,967
          5.50%, 7/01/22-1/15/39 (b).......................                  18,446             18,929,843
          6.00%, 2/01/17-1/15/39 (b).......................                   5,001              5,154,990
          6.50%, 8/01/32-1/15/39 (b).......................                   5,567              5,782,478
          7.00%, 2/01/16...................................                      50                 52,182
          7.50%, 11/01/37..................................                     157                164,726
     Freddie Mac Mortgage
        Participation Certificates:
          4.50%, 10/01/34-1/15/39 (b)......................                     648                658,073
          5.00%, 12/01/35-1/15/39 (b)......................                   2,682              2,742,745
          5.062%, 4/01/38 (a)..............................                     631                641,444
          5.235%, 7/01/38 (a)..............................                     620                631,591
          5.303%, 8/01/38 (a)..............................                     566                576,375
          5.341%, 7/01/38 (a)..............................                     522                531,591
          5.50%, 2/01/35-1/15/39 (b).......................                   4,456              4,560,586
          6.00%, 6/01/35-1/15/39 (b).......................                   1,911              1,969,561
          7.00%, 1/01/32-9/01/32...........................                     144                150,916
     Ginnie Mae MBS Certificates:
          5.00%, 2/21/39 (b)...............................                   1,000              1,019,375
          5.50%, 5/20/36-2/15/39 (b).......................                     971                995,402
          6.00%, 2/21/37-2/15/39 (b).......................                   3,100              3,184,938
          6.50%, 6/15/31-2/15/39 (b).......................                   4,209              4,378,528
          7.00%, 12/15/30-11/15/33.........................                     555                584,545
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government Agency
     Mortgage-Backed Securities--62.4%                                                          66,258,216
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     U.S. Government Agency
     Mortgage-Backed Securities--
     Collateralized Mortgage Obligations
     ------------------------------------------------------------------------------------------------------
     Fannie Mae Trust:
          Series 360 Class 2, 5%, 8/01/35 (c)..............                     838                 95,717
          Series 378 Class 4, 5%, 7/01/36 (c)..............                   1,135                108,721
          Series 387 Class 5, 5%, 3/25/38 (c)..............                     240                 34,559
          Series 2004-25 Class PA, 5.50%,
          10/25/30.........................................                     371                376,804
          Series 2005-69 Class LE,
          5.50%, 11/25/33..................................                   1,051              1,088,169
     Freddie Mac Multiclass Certificates:
          Series 2684 Class SP,
          4.986%, 1/15/33 (c)..............................                     135                 23,393
          Series 3020 Class MA,
          5.50%, 4/15/27...................................                     611                623,152
          Series 3067 Class PG,
          5.50%, 6/15/25...................................                     369                375,014
          Series 3068 Class VA,
          5.50%, 10/15/16..................................                     318                330,369
          Series 3087 Class VA,
          5.50%, 3/15/15...................................                     881                911,778
          Series 3137 Class XP,
          6%, 4/15/36......................................                     523                540,412
          Series 3208 Class PS,
          4.586%, 8/15/36 (c)..............................                     643                 79,307
          Series 3316 Class SB,
          4.729%, 8/15/35 (c)..............................                     116                 14,774
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government Agency
     Mortgage-Backed Securities--
     Collateralized Mortgage Obligations--4.3%                                                   4,602,169
     ------------------------------------------------------------------------------------------------------

     Non-U.S. Government Agency                                                Par
     Mortgage-Backed Securities                                               (000)               Value
     ------------------------------------------------------------------------------------------------------
     Collateralized Mortgage Obligations--10.2%
     Bear Stearns Adjustable Rate
        Mortgage Trust:
          Series 2005-4 Class 3A1,
          5.371%, 8/25/35..................................                   3,060              2,054,160
          Series 2006-2 Class 2A1,
          5.65%, 7/25/36...................................                     995                524,248
     Citigroup Mortgage Loan Trust, Inc.
        Series 2005-4 Class A,
        5.344%, 8/25/35 (a)(d).............................                     753                520,789
     Citimortgage Alternative Loan Trust
        Series 2007-A8 Class A1, 6%, 10/25/37..............                     741                355,107
     Countrywide Alternative Loan Trust (a):
          Series 2006-01A0 Class 1A1,
          3.216%, 8/25/46..................................                     140                 60,002
          Series 2006-OC10 Class 2A1,
          0.561%, 11/25/36.................................                     251                218,436
     Countrywide Home Loan
        Mortgage Pass-Through Trust:
          Series 2006-0A5 Class 2A1,
          0.671%, 4/25/46 (a)..............................                     147                 57,749
          Series 2006-0A5 Class 3A1,
          0.671%, 4/25/46 (a)..............................                     292                118,932
          Series 2007-16 Class A1,
          6.50%, 10/25/37..................................                     430                291,826
          Series 2007-J3 Class A10,
          6%, 7/25/37......................................                     559                272,716
     Credit Suisse Mortgage Capital
        Certificates Series 2006-8 Class 3A1,
        6%, 10/25/21.......................................                     213                125,482
     First Horizon Asset Securities, Inc.
        Series 2005-AR3 Class 3A1,
        5.501%, 8/25/35 (a)................................                     191                143,762
     GSR Mortgage Loan Trust Series
        2005-AR4 Class 6A1,
        5.25%, 7/25/35 (a).................................                   1,137                755,741
     Harborview Mortgage Loan Trust Series
        2006-9 Class 2A1A,
        0.791%, 11/19/36 (a)...............................                     259                111,241
     Impac Secured Assets CMN Owner Trust
        Series 2004-3 (a):
          Class 1A4, 0.871%, 11/25/34......................                      88                 43,601
          Class M1, 1.071%, 11/25/34.......................                     500                 80,328
     JPMorgan Mortgage Trust:
          Series 2006-S2 Class 2A2,
          5.875%, 7/25/36..................................                      71                 52,088
          Series 2007-S1 Class 1A2,
          5.52%, 3/25/22...................................                      74                 50,500
     Luminent Mortgage Trust Series 2006-7
        Class 1A1, 0.651%, 12/25/36 (a)....................                     646                260,343
     Residential Accredit Loans, Inc.
        Series 2006-Q02 Class A1,
        0.691%, 2/25/46 (a)................................                     227                 91,877
     Structured Adjustable Rate Mortgage Loan
        Trust Series 2007-3 Class 2A1,
        5.733%, 4/25/37 (a)................................                     795                433,004
     Structured Asset Securities Corp. (a):
          Series 2005-GEL2 Class A,
          0.751%, 4/25/35..................................                      53                 44,199
          Series 2005-OPT1 Class A4M,
          0.821%, 11/25/35.................................                     164                108,930

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Total Return Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Non-U.S. Government Agency                                                Par
     Mortgage-Backed Securities                                               (000)               Value
     ------------------------------------------------------------------------------------------------------
     Collateralized Mortgage Obligations (concluded)
     WaMu Mortgage Pass-Through Certificates (a):
          Series 2006-AR18 Class 1A1,
          5.339%, 1/25/37..................................    USD              511           $    287,789
          Series 2007-HY3 Class 1A1,
          5.647%, 3/25/37..................................                   2,131              1,067,231
          Series 2007-0A4 Class 1A,
          3.026%, 5/25/47..................................                     178                 76,447
          Series 2007-0A5 Class 1A,
          3.006%, 6/25/47..................................                     313                142,615
     Wells Fargo Mortgage Backed
        Securities Trust (a):
          Series 2005-AR15 Class 2A1,
          5.118%, 9/25/35..................................                   1,099                808,746
          Series 2006-AR2 Class 2A5,
          5.093%, 3/25/36..................................                   1,075                665,906
          Series 2006-AR3 Class A4,
          5.703%, 3/25/36..................................                     974                633,558
          Series 2006-AR12 Class 2A1,
          6.099%, 9/25/36..................................                     233                149,570
          Series 2006-AR17 Class A1,
          5.329%, 10/25/36.................................                     408                251,211
                                                                                              -------------
                                                                                                10,858,134
     ------------------------------------------------------------------------------------------------------
     Commercial Mortgage-Backed Securities--16.7%
     Bank of America Commercial Mortgage, Inc.:
          Series 2001-1 Class B,
          6.674%, 4/15/36..................................                     840                819,534
          Series 2003-2 Class A3,
          4.873%, 3/11/41 (a)..............................                     755                690,381
     Bear Stearns Commercial Mortgage Securities:
          Series 1998-C1 Class A2,
          6.44%, 6/16/30...................................                      24                 24,410
          Series 2005-PWR8 Class A4,
          4.674%, 6/11/41..................................                     750                633,627
          Series 2006-PW11 Class A4,
          5.456%, 3/11/39 (a)..............................                     825                704,005
     CS First Boston Mortgage Securities Corp.
        Series 2002-CP5 Class A1,
        4.106%, 12/15/35...................................                     287                266,357
     Chase Commercial Mortgage Securities Corp.
        Series 1999-2 Class A2,
        7.198%, 1/15/32....................................                     630                627,527
     Citigroup Commercial Mortgage Trust:
          Series 2006-C5 Class A4,
          5.431%, 10/15/49.................................                     155                121,495
          Series 2007-C6 Class AM,
          5.70%, 12/10/49 (a)..............................                     275                125,957
          Series 2008-C7 Class A4,
          6.096%, 12/10/49 (a).............................                     430                331,990
     Citigroup/Deutsche Bank Commercial
        Mortgage Trust Series 2007-CD5
        Class A4, 5.886%, 11/15/44 (a).....................                     275                207,375
     Commercial Mortgage Pass-Through
        Certificates Series 2004-LB3A Class A3,
        5.09%, 7/10/37 (a).................................                     325                303,127
     First Union National Bank Commercial
        Mortgage Series 1999-C4 Class E,
        7.939%, 12/15/31 (a)(d)............................                     745                703,722
     GMAC Commercial Mortgage Securities, Inc.:
          Series 2000-C3 Class A2,
          6.957%, 9/15/35..................................                     808                800,086
          Series 2001-C1 Class B,
          6.67%, 4/15/34 (a)...............................                     690                651,721
          Series 2003-C3 Class A3,
          4.646%, 4/10/40..................................                     850                801,480
     GS Mortgage Securities Corp. II
        Series 2006-GG6 Class A2,
        5.506%, 4/10/38 (a)................................                     700                612,407
     Greenwich Capital Commercial Funding Corp.:
          Series 2004-GG1 Class A4,
          4.755%, 6/10/36..................................                     900                873,586
          Series 2005-GG5 Class AJ,
          5.301%, 4/10/37 (a)..............................                     225                100,452
          Series 2006-GG7 Class A4,
          5.914%, 7/10/38 (a)..............................                   1,390              1,084,838
          Series 2007-GG9 Class A4,
          5.444%, 3/10/39..................................                     725                551,821
     JPMorgan Chase Commercial
        Mortgage Securities Corp.:
          Series 2001-CIB2 Class A3,
          6.429%, 4/15/35..................................                     735                714,819
          Series 2006-CB17 Class A4,
          5.429%, 12/12/43.................................                     100                 75,901
          Series 2007-LD1 Class A2,
          5.804%, 6/15/49 (a)..............................                     275                210,217
          Series 2007-LD12 Class A2,
          5.827%, 2/15/51..................................                     225                175,428
     LB-UBS Commercial Mortgage Trust:
          Series 2000-C3 Class A2,
          7.95%, 5/15/25 (a)...............................                     689                692,309
          Series 2005-C3 Class A5,
          4.739%, 7/15/30..................................                     600                484,909
          Series 2006-C1 Class A4,
          5.156%, 2/15/31..................................                     635                504,129
          Series 2007-C2 Class A3,
          5.43%, 2/15/40...................................                     500                359,352
          Series 2007-C7 Class A2,
          5.588%, 9/15/45..................................                     745                566,567
     Morgan Stanley Capital I:
          Series 2006-IQ12 Class A4,
          5.332%, 12/15/43.................................                     300                225,691
          Series 2007-HQ12 Class A2,
          5.632%, 4/12/49 (a)..............................                     100                 75,236
          Series 2008-T29 Class A4,
          6.28%, 1/11/43 (a)...............................                     675                523,274
     Wachovia Bank Commercial Mortgage Trust (a):
          Series 2005-C20 Class A6A,
          5.11%, 7/15/42...................................                     680                574,836
          Series 2005-C21 Class A3,
          5.209%, 10/15/44.................................                     310                287,818
          Series 2006-C26 Class A3,
          6.011%, 6/15/45..................................                     645                526,590
          Series 2006-C28 Class AJ,
          5.632%, 10/15/48.................................                      80                 23,494
          Series 2006-C29 Class AJ,
          5.368%, 11/15/48.................................                      80                 22,474
          Series 2007-C33 Class A4,
          5.902%, 2/15/51..................................                     850                614,274
                                                                                              -------------
                                                                                                17,693,216
     ------------------------------------------------------------------------------------------------------
     Total Non-U.S. Government Agency
     Mortgage-Backed Securities--26.9%                                                          28,551,350
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Total Return Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                               Par
     Corporate Bonds                                                          (000)               Value
     ------------------------------------------------------------------------------------------------------
     Aerospace & Defense--0.2%
     Honeywell International, Inc.,
        5.70%, 3/15/36.....................................    USD              155           $    157,573
     L-3 Communications Corp.:
          5.875%, 1/15/15..................................                      30                 27,000
          Series B, 6.375%, 10/15/15.......................                       7                  6,545
                                                                                              -------------
                                                                                                   191,118
     ------------------------------------------------------------------------------------------------------
     Air Freight & Logistics--0.0%
     United Parcel Service, Inc.,
        6.20%, 1/15/38.....................................                      15                 16,537
     ------------------------------------------------------------------------------------------------------
     Airlines--0.2%
     American Airlines, Inc. Series 2003-1,
        3.857%, 1/09/12....................................                      87                 76,383
     Continental Airlines, Inc. Series 2002-1,
        6.563%, 8/15/13....................................                     140                111,650
                                                                                              -------------
                                                                                                   188,033
     ------------------------------------------------------------------------------------------------------
     Capital Markets--2.1%
     The Bear Stearns Cos., Inc.:
          4.903%, 7/19/10 (a)..............................                     145                140,324
          6.95%, 8/10/12...................................                      95                 98,664
     Goldman Sachs Capital II, 5.793% (a)(e)...............                     175                 67,274
     The Goldman Sachs Group, Inc.,
        5.25%, 10/15/13....................................                     550                505,259
     Lehman Brothers Holdings, Inc. (f)(g):
          5.625%, 1/24/13..................................                     270                 25,650
          6.50%, 7/19/17...................................                     150                     15
          6.75%, 12/28/17..................................                     325                     33
          Series MTN, 7%, 9/27/27..........................                     165                 15,675
     Morgan Stanley:
          1.648%, 1/09/12 (a)..............................                     200                157,802
          Series F, 5.55%, 4/27/17.........................                     460                379,861
     UBS AG:
          5.75%, 4/25/18...................................                     400                363,038
          Series DPNT, 5.875%, 12/20/17....................                     545                500,662
                                                                                              -------------
                                                                                                 2,254,257
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.7%
     Corporacion Andina de Fomento,
        6.875%, 3/15/12....................................                     220                212,832
     Royal Bank of Scotland Group Plc,
        6.99% (a)(d)(e)....................................                     475                222,080
     Wachovia Bank NA, 6.60%, 1/15/38......................                     305                330,897
                                                                                              -------------
                                                                                                   765,809
     ------------------------------------------------------------------------------------------------------
     Computers & Peripherals--0.3%
     International Business Machines Corp.,
        5.70%, 9/14/17.....................................                     325                347,462
     ------------------------------------------------------------------------------------------------------
     Consumer Finance--0.5%
     SLM Corp.:
          3.735%, 1/26/09 (a)..............................                     150                149,978
          3.675%, 7/27/09 (a)..............................                     125                117,825
          5.40%, 10/25/11..................................                     180                136,158
          Series A, 4%, 1/15/09............................                     140                139,361
                                                                                              -------------
                                                                                                   543,322
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--3.3%
     Bank of America Corp.:
          4.875%, 9/15/12..................................                     225                222,023
          6%, 9/01/17......................................                      60                 60,937
          5.75%, 12/01/17..................................                     480                479,252
     Citigroup, Inc., 5.625%, 8/27/12......................                     430                403,094
     General Electric Capital Corp.:
          6.15%, 8/07/37...................................                     305                305,798
          6.375%, 11/15/67 (a).............................                     275                172,856
          Series A, 5%, 12/01/10 (h).......................                   1,375              1,397,422
     JPMorgan Chase Bank NA, 6%, 7/05/17...................                     450                453,869
                                                                                              -------------
                                                                                                 3,495,251
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--1.2%
     AT&T, Inc., 6.50%, 9/01/37............................                     475                511,570
     GTE Corp., 6.84%, 4/15/18.............................                     270                273,472
     Qwest Communications International, Inc.:
          7.50%, 2/15/14...................................                      60                 42,900
          Series B, 7.50%, 2/15/14.........................                      25                 17,875
     Verizon Communications, Inc.,
        8.75%, 11/01/18....................................                     400                469,289
                                                                                              -------------
                                                                                                 1,315,106
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--0.8%
     Florida Power & Light Co., 5.95%, 2/01/38.............                     225                250,616
     Florida Power Corp., 6.40%, 6/15/38...................                      75                 83,755
     Nevada Power Co., 6.65%, 4/01/36......................                     140                124,963
     Sierra Pacific Power Co., 6%, 5/15/16.................                     190                181,823
     Southern California Edison Co.,
        5.625%, 2/01/36....................................                     180                191,391
                                                                                              -------------
                                                                                                   832,548
     ------------------------------------------------------------------------------------------------------
     Energy Equipment & Services--0.1%
     Transocean, Inc.:
          6%, 3/15/18......................................                      35                 31,878
          6.80%, 3/15/38...................................                      50                 44,597
                                                                                              -------------
                                                                                                    76,475
     ------------------------------------------------------------------------------------------------------
     Food Products--0.3%
     Kraft Foods, Inc., 6.50%, 8/11/17.....................                     330                331,697
     ------------------------------------------------------------------------------------------------------
     Health Care Providers & Services--0.1%
     UnitedHealth Group, Inc., 5.80%, 3/15/36..............                     130                 99,046
     ------------------------------------------------------------------------------------------------------
     Hotels, Restaurants & Leisure--0.1%
     American Real Estate Partners LP,
        7.125%, 2/15/13....................................                      20                 13,800
     Harrah's Operating Co., Inc. (d):
          10.75%, 2/01/18 (i)..............................                     210                 24,150
          10%, 12/15/18....................................                      51                 18,615
                                                                                              -------------
                                                                                                    56,565
     ------------------------------------------------------------------------------------------------------
     Independent Power Producers &
     Energy Traders--0.2%
     Texas Competitive Electric Holdings Co. LLC
        Series B, 10.25%, 11/01/15 (d).....................                     220                156,200
     ------------------------------------------------------------------------------------------------------
     Insurance--0.8%
     American International Group, Inc.,
        6.25%, 5/01/36.....................................                     195                109,513
     Hartford Life Global Funding Trusts,
        2.176%, 6/16/14....................................                     550                375,490
     Metropolitan Life Global Funding I,
        5.125%, 4/10/13 (d)................................                     425                395,998
                                                                                              -------------
                                                                                                   881,001
     ------------------------------------------------------------------------------------------------------
     Media--2.4%
     CSC Holdings, Inc. Series B,
        8.125%, 7/15/09....................................                      25                 24,875
     Cablevision Systems Corp. Series B,
        8.334%, 4/01/09 (a)................................                     155                154,613
     Comcast Cable Communications
        Holdings, Inc., 8.375%, 3/15/13....................                     600                620,714

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Total Return Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                               Par
     Corporate Bonds                                                          (000)               Value
     ------------------------------------------------------------------------------------------------------
     Media (concluded)
     Comcast Corp.:
          6.50%, 1/15/17...................................    USD              255           $    251,867
          6.45%, 3/15/37...................................                     225                223,901
     Cox Communications, Inc.,
        7.125%, 10/01/12...................................                     135                129,197
     News America, Inc.:
          6.40%, 12/15/35..................................                     200                184,852
          6.75%, 1/09/38...................................                     120                118,706
     Time Warner Cable, Inc.:
          6.20%, 7/01/13...................................                     225                212,826
          5.85%, 5/01/17...................................                     275                251,227
     Time Warner Cos., Inc., 9.125%, 1/15/13...............                     405                401,357
                                                                                              -------------
                                                                                                 2,574,135
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--0.3%
     Freeport-McMoRan Copper & Gold, Inc.:
          7.084%, 4/01/15 (a)..............................                      65                 42,900
          8.25%, 4/01/15...................................                      90                 76,500
          8.375%, 4/01/17..................................                     180                147,600
                                                                                              -------------
                                                                                                   267,000
     ------------------------------------------------------------------------------------------------------
     Multi-Utilities--0.1%
     Xcel Energy, Inc., 6.50%, 7/01/36.....................                      90                 82,631
     ------------------------------------------------------------------------------------------------------
     Multiline Retail--0.6%
     Target Corp., 6%, 1/15/18.............................                     650                629,346
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--1.6%
     Anadarko Petroleum Corp.,
        5.95%, 9/15/16.....................................                     600                529,985
     Canadian Natural Resources, Ltd.,
        6.25%, 3/15/38.....................................                     125                 98,249
     Devon Financing Corp. ULC,
        7.875%, 9/30/31....................................                     100                110,110
     Gazprom OAO, 7.288%, 8/16/37 (d)......................                     190                112,100
     MidAmerican Energy Holdings Co.:
          5.95%, 5/15/37...................................                     250                226,688
          6.50%, 9/15/37...................................                     150                146,422
     Motiva Enterprises LLC, 5.20%,
        9/15/12 (d)........................................                     135                135,695
     Petrobras International Finance Co.,
        5.875%, 3/01/18....................................                      90                 80,910
     Sabine Pass LNG LP, 7.50%, 11/30/16...................                     135                 97,200
     Tennessee Gas Pipeline Co., 7%, 10/15/28..............                      35                 26,780
     XTO Energy, Inc., 6.75%, 8/01/37......................                     175                163,899
                                                                                              -------------
                                                                                                 1,728,038
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--0.4%
     GlaxoSmithKline Capital, Inc.,
        4.85%, 5/15/13.....................................                     250                250,764
     Wyeth, 6%, 2/15/36....................................                     190                203,852
                                                                                              -------------
                                                                                                   454,616
     ------------------------------------------------------------------------------------------------------
     Software--0.2%
     Oracle Corp., 5.75%, 4/15/18..........................                     180                188,274
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.1%
     Vodafone Group Plc, 6.15%, 2/27/37....................                     100                 98,843
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds--16.6%                                                               17,573,310
     ------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------
     Foreign Government Obligations
     ------------------------------------------------------------------------------------------------------
     Bundesrepublik Deutschland:
          Series 05, 4%, 1/04/37...........................    EUR              275                409,572
          Series 07, 4.25%, 7/04/39........................                     150                236,806
     Mexican Bonos:
          Series M 10, 7.25%, 12/15/16.....................    MXN            3,100                214,517
          Series M 20, 10%, 12/05/24.......................                  10,260                851,043
     Mexico Government International Bond,
        6.375%, 1/16/13....................................    USD              130                136,500
     ------------------------------------------------------------------------------------------------------
     Total Foreign Government Obligations--1.7%                                                  1,848,438
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Preferred Securities
     ------------------------------------------------------------------------------------------------------
     Capital Trusts
     ------------------------------------------------------------------------------------------------------
     Capital Markets--0.2%
     Credit Suisse Guernsey Ltd.,
        5.86% (a)(e).......................................                     430                200,695
     Lehman Brothers Holdings Capital Trust VII,
        5.857% (a)(e)(f)(g)................................                      55                      6
                                                                                              -------------
                                                                                                   200,701
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.8%
     BAC Capital Trust VI, 5.625%, 3/08/35.................                     150                126,013
     Barclays Bank Plc (a)(d)(e):
          7.43%............................................                     125                 63,198
          8.55%............................................                     290                142,366
     Wachovia Corp. Series K, 7.98%........................                     565                481,606
                                                                                              -------------
                                                                                                   813,183
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--1.1%
     Bank of America Corp. (a)(e):
          Series K, 8%.....................................                      85                 61,140
          Series M, 8.125%.................................                     200                149,600
     Citigroup Capital XXI, 8.30%, 12/21/77 (a)............                     120                 92,548
     JPMorgan Chase & Co., 7.90% (a)(e)....................                     625                519,894
     JPMorgan Chase Capital XXV,
        6.80%, 10/01/37....................................                     380                350,126
                                                                                              -------------
                                                                                                 1,173,308
     ------------------------------------------------------------------------------------------------------
     Insurance--0.7%
     American International Group, Inc.,
        8.175%, 5/15/58 (a)(d).............................                     460                178,952
     Chubb Corp., 6.375%, 3/29/67 (a)......................                     200                124,038
     Lincoln National Corp., 7%, 5/17/66 (a)...............                     130                 54,600
     MetLife, Inc., 6.40%, 12/15/66........................                     250                150,000
     The Progressive Corp., 6.70%, 6/15/37 (a).............                     190                 93,401
     Reinsurance Group of America, 6.75%,
        12/15/65 (a).......................................                     135                 51,027
     The Travelers Cos., Inc., 6.25%, 3/15/67 (a)..........                     145                 94,980
                                                                                              -------------
                                                                                                   746,998
     ------------------------------------------------------------------------------------------------------
     Total Preferred Securities--2.8%                                                            2,934,190
     ------------------------------------------------------------------------------------------------------
     Total Long-Term Investments
     (Cost--$158,536,796)--135.1%                                                              143,382,281
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Total Return Portfolio
     Schedule of Investments December 31, 2008 (Continued)     (Percentages shown are based on Net Assets)
     ======================================================================================================

     Options Purchased                                                     Contracts (j)         Value
     ------------------------------------------------------------------------------------------------------

     Over-the-Counter Call Swaptions
     Receive a fixed rate of 5.36% and pay a
        floating rate based on 3-month LIBOR,
        expiring June 2013, Broker UBS AG..................                       2           $    202,954
     Receive a fixed rate of 5.705% and pay a
        floating rate based on 3-month LIBOR,
        expiring May 2012, Broker Deutsche
        Bank AG............................................                       2                417,101
     Pay a fixed rate of 4.12% and pay a floating
        rate based on 3-month LIBOR, expiring
        September 2009, Broker Deutsche
        Bank AG............................................                       3                370,488
     Pay a fixed rate of 4.705% and receive a
        floating rate based on the 3-month LIBOR,
        expiring November 2013, Broker JPMorgan
        Chase..............................................                       2                123,103
                                                                                              -------------
                                                                                                 1,113,646
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Put Swaptions
     Pay a fixed rate of 4.12% and receive a
        floating rate based 3-month LIBOR,
        expiring September 2009, Broker Deutsche
        Bank AG............................................                       3                 28,462
     Pay a fixed rate of 4.705% and receive a
        floating rate based on the 3-month
        LIBOR, expiring November 2013, Broker
        JPMorgan Chase.....................................                       2                 21,019
     Pay a fixed rate of 6.50% and receive a
        floating rate based on 3-month LIBOR,
        expiring October 2009, Broker Deutsche
        Bank AG............................................                       2                  3,485
     Pay a fixed rate of 6.50% and receive a
        floating rate based on 3-month LIBOR,
        expiring September 2009, Broker Deutsche
        Bank AG............................................                       1                  1,940
     Pay a fixed rate of 6.50% and receive a
        floating rate based on 3-month
        USD LIBOR, expiring November 2009,
        Broker UBS AG......................................                       1                  2,154
     Pay a fixed rate of 6.50% and received a
        floating rate based on 3-month LIBOR,
        expiring September 2009, Broker
        Goldman Sachs & Co.................................                       4                  6,468
     Pay a fixed rate of 5.36% and receive a
        floating rate based on 3-month LIBOR,
        expiring June 2013, Broker UBS  AG.................                       2                 17,976
     Pay a fixed rate of 5.705% and receive a
        floating rate based on 3-month LIBOR,
        expiring May 2012, Broker Deutsche
        Bank AG............................................                       2                 24,005
     Pay a fixed rate of 5.78% and receive a
        floating rate based 3-month LIBOR,
        expiring August 2010, Broker Deutsche
        Bank AG............................................                       4                 18,271
                                                                                              -------------
                                                                                                   123,780
     ------------------------------------------------------------------------------------------------------
     Total Options Purchased
     (Cost--$809,772)--1.2%                                                                      1,237,426
     ------------------------------------------------------------------------------------------------------
     Total Investments Before TBA Sales
     Commitments and Options Written
     (Cost--$159,346,568*)--136.3%                                                             144,619,707
     ------------------------------------------------------------------------------------------------------

                                                                               Par
     TBA Sale Commitments                                                     (000)
     ------------------------------------------------------------------------------------------------------
     Fannie Mae Guaranteed Pass-
        Through Certificates:
          5%, 1/15/24-1/15/39..............................    USD          (3,600)             (3,675,377)
          5.50%, 7/01/22-1/15/39...........................                 (3,800)             (3,895,000)
          6%, 2/01/17-1/15/39..............................                 (4,600)             (4,735,125)
     Freddie Mac Mortgage Participation Certificates:
          6%, 6/01/38-1/15/39..............................                   (900)               (927,000)
     Ginnie Mae MBS Certificates:
          5.50%, 5/20/36-2/15/39...........................                   (400)               (411,376)
          6.50%, 6/15/31-2/15/39...........................                 (3,600)             (3,741,000)
     ------------------------------------------------------------------------------------------------------
     Total TBA Sale Commitments
     (Proceeds Received--$17,079,023)--(16.4)%                                                 (17,384,878)
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Options Written                                                      Contracts (j)
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Call Swaptions
     Pay a fixed rate of 5.025% and receive a
        floating rate based on 3-month LIBOR,
        expiring November 2010, Broker UBS AG..............                       5               (927,405)
     Pay a fixed rate of 5.40% and receive a
        floating rate based on 3-month LIBOR,
        expiring December 2010, Broker UBS AG..............                       2               (320,282)
     Pay a fixed rate of 5.56% and receive a
        floating rate based on 3-month LIBOR
        expiring October 2012, Broker UBS AG...............                       7             (1,624,785)
                                                                                              -------------
                                                                                                (2,872,472)
     ------------------------------------------------------------------------------------------------------
     Over-the-Counter Put Swaptions
     Receive a fixed rate of 5.025% and pay a
        floating rate based on 3-month LIBOR,
        expiring November 2010, Broker UBS AG..............                       5                (55,860)
     Receive a fixed rate of 5.40% and pay a
        floating rate based on 3-month LIBOR,
        expiring December 2010, Broker UBS AG..............                       2                (12,573)
     Receive a fixed rate of 5.56% and pay a
        floating rate based on 3-month LIBOR,
        expiring October 2012, Broker UBS AG...............                       7                (47,847)
                                                                                              -------------
                                                                                                  (116,280)
     ------------------------------------------------------------------------------------------------------
     Total Options Written
     (Premiums Received--$1,162,700)--(2.8%)                                                    (2,988,752)
     ------------------------------------------------------------------------------------------------------
     Total Investments Net of TBA Sales
     Commitments and Options Written--117.1%.......................................            124,246,077
     Liabilities in Excess of Other Assets--(17.1)%................................            (18,137,820)
                                                                                              -------------
     Net Assets--100.0%............................................................           $106,108,257
                                                                                              -------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Total Return Portfolio
     Schedule of Investments December 31, 2008 (Continued)
     ======================================================================================================

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

     Aggregate cost................................................................           $159,478,618
                                                                                              -------------
     Gross unrealized appreciation.................................................           $  2,909,744
     Gross unrealized depreciation.................................................            (17,768,655)
                                                                                              -------------
     Net unrealized depreciation...................................................           $(14,858,911)
                                                                                              -------------

(a)  Variable rate security. Rate shown is as of report date.

(b) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(c) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)  Security is perpetual in nature and has no stated maturity date.

(f)  Non-income producing security.

(g)  Issuer filed for bankruptcy and/or is in default of interest payments.

(h) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(i) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(j)  One contract represents a notional amount of $1,000,000.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

 o Financial futures contracts purchased as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                          Expiration           Face            Unrealized
     Contracts           Issue           Exchange            Date              Value          Appreciation
     ------------------------------------------------------------------------------------------------------
        20             Euro Bund          LIFFE           March 2009        $3,417,384          $ 53,286
                        Futures
        46              10-Year          Chicago          March 2009        $5,723,187            61,313
                     U.S. Treasury
                         Bond
        23             30-Year           Chicago          March 2009        $3,013,364           161,714
                     U.S. Treasury
                         Bond
     ------------------------------------------------------------------------------------------------------
     Total                                                                                      $276,313
                                                                                                --------

  o  Financial futures contracts sold as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                 Expiration                 Face              Unrealized
     Contracts               Issue                  Date                   Value             Depreciation
     ------------------------------------------------------------------------------------------------------
         8                  2-Year               March 2009             $ 1,729,732           $ (14,768)
                      U.S. Treasury Bond
       118                  5-Year               March 2009             $13,896,705            (151,748)
                      U.S. Treasury Bond
        14            Euro Dollar Futures         June 2009             $ 3,397,237             (63,213)

     ------------------------------------------------------------------------------------------------------
     Total                                                                                    $(229,729)
                                                                                              ---------

  o  Foreign currency exchange contracts as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                              Unrealized
                                                                     Settlement              Appreciation
     Currency Purchased                    Currency Sold                Date                (Depreciation)
     ------------------------------------------------------------------------------------------------------
     USD        726,446                 EUR        572,000             1/21/09                 $(67,868)
     USD        140,642                 EUR        110,000             1/21/09                  (12,110)
     USD      1,173,364                 MXN     15,191,000             1/21/09                   84,751
     ------------------------------------------------------------------------------------------------------
     Total                                                                                     $  4,773
                                                                                               --------

  o  Interest rate swaps outstanding as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                             Notional         Unrealized
                                                                              Amount         Appreciation
                                                                              (000)         (Depreciation)
     ------------------------------------------------------------------------------------------------------
     Receive a fixed rate of 3.401% and pay 3.875%
     on Treasury Inflation Protected Securities
     (TIPS) adjusted principal

     Broker, JPMorgan Chase Bank, National Association
     Expires January 2009                                                   USD    879(1)    $   (13,817)

     Receive a fixed rate of 5.2725% and pay
     a floating rate based on 3-month LIBOR

     Broker, Citibank N.A.
     Expires October 2009                                                   USD  2,900            90,350

     Receive a fixed rate of 4.867% and
     pay a floating rate based on 3-month LIBOR

     Broker, UBS AG
     Expires October 2012                                                   USD  2,900           308,531

     Receive a fixed rate of 4.667% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires October 2012                                                   USD  3,300           328,705

     Receive a fixed rate of 5.023% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires October 2012                                                   USD  3,900           437,561

     Receive a fixed rate of 3.38% and pay a
     floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires March 2013                                                     USD  4,300           237,079

     Receive a fixed rate of 3.767% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires April 2013                                                     USD  2,900           206,676

     Receive a fixed rate of 4.47% and pay a
     floating rate based on 3-month LIBOR

     Broker, Citibank N.A.
     Expires June 2013                                                      USD  4,100           420,659

     Receive a fixed rate of 4.265% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires July 2013                                                      USD  2,700           257,494

     Receive a fixed rate of 3.6475% and pay a floating rate based on 3-month LIBOR

     Broker, Citibank N.A.
     Expires September 2013                                                 USD  4,700           326,795

     Pay a fixed rate of 5.071% and receive a floating rate based on 3-month LIBOR

     Broker, UBS AG
     Expires March 2017                                                     USD  1,500          (294,808)

     Pay a fixed rate of 5.305% and receive a floating rate based on 3-month LIBOR

     Broker, Citibank N.A.
     Expires October 2017                                                   USD  4,600        (1,024,190)

     Pay a fixed rate of 4.585% and receive a floating rate based on 3-month LIBOR

     Broker, Credit Suisse International
     Expires January 2018                                                   USD  2,800          (471,830)

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Total Return Portfolio
     Schedule of Investments December 31, 2008 (Concluded)
     ======================================================================================================

  o  Interest rate swaps outstanding as of December 31, 2008 were as follows
     (concluded):

     ------------------------------------------------------------------------------------------------------
                                                                             Notional         Unrealized
                                                                              Amount         Appreciation
                                                                              (000)         (Depreciation)
     ------------------------------------------------------------------------------------------------------
     Pay a fixed rate of 5.46% and receive a
     floating rate based on 3-month LIBOR

     Broker, JPMorgan Chase Bank, National Association
     Expires August 2018                                                     USD  1,000       $  (224,499)

     Receive a fixed rate of 2.975% and pay a floating rate based on 3-month LIBOR

     Broker, Citibank N.A.
     Expires December 2018                                                   USD  1,100            38,600

     Receive a fixed rate of 2.295% and pay a floating rate based on 3-month LIBOR

     Broker, Citibank N.A.
     Expires December 2018                                                   USD  1,300           (31,482)

     Receive a fixed rate of 2.21% and pay a
     floating rate based on 3-month USD LIBOR

     Broker, Goldman Sachs Bank USA
     Expires December 2018                                                   USD  1,400           (44,434)

     Receive a fixed rate of 2.941% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG
     Expires December 2018                                                   USD  1,200            38,485

     Receive a fixed rate of 5.411% and pay a floating rate based on 3-month LIBOR

     Broker, JPMorgan Chase Bank, National Association
     Expires August 2022                                                     USD    570           173,218
     ------------------------------------------------------------------------------------------------------
     Total                                                                                    $   759,093
                                                                                              -----------

(1)  The Portfolio pays based on a notional amount of USD 680.

  o Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                Pay                                             Notional      Unrealized
                               Fixed                                             Amount      Appreciation
     Issuer                    Rate          Counterparty       Expiration       (000)      (Depreciation)
     ------------------------------------------------------------------------------------------------------
     RadioShack                1.16%            UBS AG           December       USD 295        $ 4,955
        Corp.                                                      2010
     Limited                   1.065%           UBS AG           December       USD 295         26,256
        Brands, Inc.                                               2010
     Sara Lee Corp.            0.604%       JPMorgan Chase        March         USD 295            591
                                             Bank National         2011
                                              Association
     Computer                  0.88%        Morgan Stanley         June         USD 290           (546)
        Sciences Corp.                  Capital Services, Inc.     2011
     Eastman                   0.68%        Morgan Stanley      September       USD 285          9,746
        Chemical Co.                    Capital Services, Inc.     2013
     ------------------------------------------------------------------------------------------------------
     Total                                                                                     $41,002
                                                                                               -------

  o  Currency Abbreviations:

     EUR     Euro
     MXN     Mexican Peso
     USD     U.S. Dollar

  o  Effective January 1, 2008, the Portfolio adopted Financial Accounting
     Standards Board Statement of Financial Accounting Standards No. 157, "Fair
     Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

       o Level 1--price quotations in active markets/exchanges for identical securities

       o  Level 2--other observable inputs (including, but not limited to:
          quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

       o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available
          (including the Portfolio's own assumption used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note
     1 of the Notes to Financial Statements.

     The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Portfolio's investments:

     ------------------------------------------------------------------------------------------------------
     Valuation                                  Investments in                       Other Financial
     Inputs                                       Securities                           Instruments*
     ------------------------------------------------------------------------------------------------------
                                         Assets           Liabilities          Assets          Liabilities
                                      ------------       ------------        ----------        -----------
     Level 1.................                   --                 --        $  276,313        $  (229,729)
     Level 2.................         $144,618,281       $(18,620,878)        4,227,878         (5,174,336)
     Level 3.................                   --                 --                --                 --
     ------------------------------------------------------------------------------------------------------
     Total                            $144,618,281       $(18,620,878)       $4,504,191        $(5,404,065)
                                      ---------------------------------------------------------------------

  * Other financial instruments are swaps, futures, foreign currency exchange contracts and options.

     See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Assets and Liabilities December 31, 2008
================================================================================

                                                              BlackRock          BlackRock          BlackRock          BlackRock
                                                               Balanced         Fundamental           Global          Government
                                                               Capital            Growth            Allocation          Income
                                                              Portfolio          Portfolio          Portfolio          Portfolio
                                                           ---------------    ---------------    ---------------    ---------------
   Assets:
   Investments at value--unaffiliated(1) ...............   $   616,588,322    $   127,699,275    $   260,320,100    $   273,980,188
   Investments at value--affiliated(2) .................        11,741,111                 --                 --         37,224,398
   Cash ................................................             7,177                 --                 15         14,081,752
   Foreign currency at value(3) ........................            88,412                 --            552,824                 --
   Unrealized appreciation on swaps ....................         7,924,231                 --            271,754          5,318,461
   Unrealized appreciation on foreign currency
     exchange contracts ................................           191,913                 --            721,217                 --
   Cash on deposit for short sales .....................                --                 --            885,289                 --
   Investments sold receivable .........................        28,388,623          1,408,022            188,216         95,338,637
   TBA sales commitments receivable ....................        48,756,625                 --                 --         60,297,586
   Interest receivable--unaffiliated ...................         1,566,515                 --            923,216            729,495
   Interest receivable--affiliated .....................                --              5,334                 --                 --
   Dividends receivable ................................           748,796            194,352            418,028                 --
   Capital shares sold receivable ......................            83,531                 --                 --                 --
   Margin variation receivable .........................                --                 --             79,029            193,445
   Investment advisory fees receivable .................                --                 --                 --                 --
   Principal paydown receivable ........................            57,239                 --                 --            107,863
   Securities lending income receivable--affiliated ....                --                 --                312                 --
   Commitment fees receivable ..........................                --                 --                 --                 --
   Swaps receivable ....................................           888,746                 --                351            652,152
   Swaps premiums paid .................................             3,544                 --            125,979                 --
   Other assets ........................................           211,565                 --             88,648            195,144
   Prepaid expenses ....................................            23,245              6,334              9,929              4,772
                                                           ---------------    ---------------    ---------------    ---------------
   Total assets ........................................       717,269,595        129,313,317        264,584,907        488,123,893
                                                           ---------------    ---------------    ---------------    ---------------
   Liabilities:
   TBA sale commitments at value(4) ....................        49,476,910                 --                 --         60,384,011
   Investments sold short at value(5) ..................                --                 --            855,766                 --
   Options written at value(6) .........................         4,045,319                 --            373,691          5,433,164
   Structured options(7) ...............................                --                 --            795,480                 --
   Unrealized depreciation on swaps ....................         7,309,840                 --            152,880          4,232,408
   Unrealized depreciation on foreign
     currency exchange contracts .......................            88,173                 --            535,978                 --
   Investments purchased payable--unaffiliated .........       130,144,377            436,338          4,745,775        269,065,385
   Investment purchased payable--affiliated ............                --                 --            209,322                 --
   Bank overdraft ......................................                --            688,050                 --                 --
   Collateral received for swaps .......................                --                 --                 --            520,000
   Capital shares redeemed payable .....................           229,086            172,860            128,984             28,365
   Margin variation payable ............................            79,512                 --                 --                 --
   Swaps payable .......................................           958,089                 --              1,098            331,983
   Income dividends payable ............................                --                 --                 --            174,475
   Investment advisory fees payable ....................           152,379             37,394             37,156             44,896
   Swap premiums received ..............................                --                 --              6,171                 --
   Other affiliates payable ............................             3,758              1,649              2,183              1,430
   Officer's and Directors' fees payable ...............               216                 58                 98                 46
   Other liabilities payable ...........................             8,250                 --                 --                 --
   Other accrued expenses payable ......................            75,260             24,113            149,099             30,048
                                                           ---------------    ---------------    ---------------    ---------------
   Total liabilities ...................................       192,571,169          1,360,462          7,993,681        340,246,211
                                                           ---------------    ---------------    ---------------    ---------------
   Net Assets ..........................................   $   524,698,426    $   127,952,855    $   256,591,226    $   147,877,682
                                                           ===============    ===============    ===============    ===============
   Net Assets Consist of:
   Common Stock, $0.10 par value(8) ....................   $     4,590,562    $       752,905    $     2,142,898    $     1,258,693
   Paid-in capital in excess of par ....................       667,477,744        268,885,089        295,936,501        140,303,090
   Undistributed (distributions in excess of)
     net investment income .............................           224,682             31,981           (874,638)           867,196
   Accumulated net realized gain (loss) ................      (121,709,801)      (129,420,525)        (4,606,859)         1,097,421
   Net unrealized appreciation/depreciation ............       (25,884,761)       (12,296,595)       (36,006,676)         4,351,282
                                                           ---------------    ---------------    ---------------    ---------------
   Net Assets ..........................................   $   524,698,426    $   127,952,855    $   256,591,226    $   147,877,682
                                                           ===============    ===============    ===============    ===============
   Capital shares outstanding ..........................        45,905,623          7,529,048         21,428,982         12,586,932
                                                           ===============    ===============    ===============    ===============
   Net asset value, offering and redemption
     price per share ...................................   $         11.43    $         16.99    $         11.97    $         11.75
                                                           ===============    ===============    ===============    ===============
(1)Investments at cost--unaffiliated ...................   $   640,819,036    $   139,998,339    $   297,348,633    $   267,782,072
                                                           ===============    ===============    ===============    ===============
(2)Investments at cost--affiliated .....................   $    11,741,111                 --                 --    $    37,224,398
                                                           ===============    ===============    ===============    ===============
(3)Foreign currency at cost ............................   $        89,650                 --    $       541,182                 --
                                                           ===============    ===============    ===============    ===============
(4)Proceeds TBA sale commitments .......................   $    48,756,625                 --                 --    $    60,297,586
                                                           ===============    ===============    ===============    ===============
(5)Proceeds received investments sold short ............                --                 --    $     1,269,815                 --
                                                           ===============    ===============    ===============    ===============
(6)Premiums received ...................................   $     1,838,060                 --    $     1,308,215    $     3,427,100
                                                           ===============    ===============    ===============    ===============
(7)Premiums paid .......................................                --                 --    $       131,444                 --
                                                           ===============    ===============    ===============    ===============
(8)Authorized shares ...................................       300,000,000        100,000,000        100,000,000        100,000,000
                                                           ===============    ===============    ===============    ===============

                                                              BlackRock          BlackRock          BlackRock
                                                                High             Large Cap            Money            BlackRock
                                                               Income              Core              Market          Total Return
                                                              Portfolio          Portfolio          Portfolio          Portfolio
                                                           ---------------    ---------------    ---------------    ---------------
   Assets:
   Investments at value--unaffiliated(1) ...............   $    27,045,434    $   159,239,610    $   313,005,745    $   144,619,707
   Investments at value--affiliated(2) .................         3,296,460                 --                 --                 --
   Cash ................................................           112,255                 --                932          8,420,392
   Foreign currency at value(3) ........................                --                 --                 --             45,773
   Unrealized appreciation on swaps ....................                --                 --                 --          2,905,701
   Unrealized appreciation on foreign currency
     exchange contracts ................................                --                 --                 --             84,751
   Cash on deposit for short sales .....................                --                 --                 --                 --
   Investments sold receivable .........................            45,227          3,936,228                 --         13,761,431
   TBA sales commitments receivable ....................                --                 --                 --         17,079,023
   Interest receivable--unaffiliated ...................           840,252                 --            294,602            930,837
   Interest receivable--affiliated .....................                --                 --                 --                 --
   Dividends receivable ................................             2,443            217,974                 --                 --
   Capital shares sold receivable ......................            29,425                 --            700,596                 --
   Margin variation receivable .........................                --                 --                 --                 --
   Investment advisory fees receivable .................               878                 --                 --                 --
   Principal paydown receivable ........................                --                 --                 --              2,602
   Securities lending income receivable--affiliated ....                --              2,751                 --                 --
   Commitment fees receivable ..........................                19                 --                 --                 --
   Swaps receivable ....................................                --                 --                 --            420,709
   Swaps premiums paid .................................                --                 --                 --                 --
   Other assets ........................................                --                 --                 --            213,085
   Prepaid expenses ....................................             1,427              8,192             53,902              3,624
                                                           ---------------    ---------------    ---------------    ---------------
   Total assets ........................................        31,373,820        163,404,755        314,055,777        188,487,635
                                                           ---------------    ---------------    ---------------    ---------------
   Liabilities:
   TBA sale commitments at value(4) ....................                --                 --                 --         17,384,878
   Investments sold short at value(5) ..................                --                 --                 --                 --
   Options written at value(6) .........................                --                 --                 --          2,988,752
   Structured options(7) ...............................                --                 --                 --                 --
   Unrealized depreciation on swaps ....................                --                 --                 --          2,105,606
   Unrealized depreciation on foreign
     currency exchange contracts .......................                --                 --                 --             79,978
   Investments purchased payable--unaffiliated .........               795          3,837,892                 --         58,549,055
   Investment purchased payable--affiliated ............                --                 --                 --                 --
   Bank overdraft ......................................                --            245,988                 --                 --
   Collateral received for swaps .......................                --                 --                 --                 --
   Capital shares redeemed payable .....................                60            166,753            588,840            109,036
   Margin variation payable ............................                --                 --                 --             84,442
   Swaps payable .......................................                --                 --                 --            339,708
   Income dividends payable ............................           298,689                 --            539,018            590,322
   Investment advisory fees payable ....................                --             41,620             97,881             25,647
   Swap premiums received ..............................                --                 --                 --             22,503
   Other affiliates payable ............................             1,024              1,814              2,051              1,328
   Officer's and Directors' fees payable ...............                14                 70                329                 37
   Other liabilities payable ...........................                --                 --                 --             72,300
   Other accrued expenses payable ......................            15,524             24,320             39,233             25,786
                                                           ---------------    ---------------    ---------------    ---------------
   Total liabilities ...................................           316,106          4,318,457          1,267,352         82,379,378
                                                           ---------------    ---------------    ---------------    ---------------
   Net Assets ..........................................   $    31,057,714    $   159,086,298    $   312,788,425    $   106,108,257
                                                           ===============    ===============    ===============    ===============
   Net Assets Consist of:
   Common Stock, $0.10 par value(8) ....................   $       871,841    $     1,134,839    $    31,276,590    $     1,067,330
   Paid-in capital in excess of par ....................        79,979,179        226,008,042        281,489,310        122,295,385
   Undistributed (distributions in excess of)
     net investment income .............................           (61,365)           440,192             22,525            292,465
   Accumulated net realized gain (loss) ................       (34,345,812)       (39,930,936)                --         (1,538,346)
   Net unrealized appreciation/depreciation ............       (15,386,129)       (28,565,839)                --        (16,008,577)
                                                           ---------------    ---------------    ---------------    ---------------
   Net Assets ..........................................   $    31,057,714    $   159,086,298    $   312,788,425    $   106,108,257
                                                           ===============    ===============    ===============    ===============
   Capital shares outstanding ..........................         8,718,410         11,348,391        312,765,900         10,673,298
                                                           ===============    ===============    ===============    ===============
   Net asset value, offering and redemption
     price per share ...................................   $          3.56    $         14.02    $          1.00    $          9.94
                                                           ===============    ===============    ===============    ===============
(1)Investments at cost--unaffiliated ...................   $    42,431,563    $   187,805,449    $   313,005,745    $   159,346,568
                                                           ===============    ===============    ===============    ===============
(2)Investments at cost--affiliated .....................   $     3,296,460                 --                 --                 --
                                                           ===============    ===============    ===============    ===============
(3)Foreign currency at cost ............................                --                 --                 --    $        46,084
                                                           ===============    ===============    ===============    ===============
(4)Proceeds TBA sale commitments .......................                --                 --                 --    $    17,079,023
                                                           ===============    ===============    ===============    ===============
(5)Proceeds received investments sold short ............                --                 --                 --                 --
                                                           ===============    ===============    ===============    ===============
(6)Premiums received ...................................                --                 --                 --    $     1,162,700
                                                           ===============    ===============    ===============    ===============
(7)Premiums paid .......................................                --                 --                 --                 --
                                                           ===============    ===============    ===============    ===============
(8)Authorized shares ...................................       100,000,000        100,000,000      2,000,000,000        100,000,000
                                                           ===============    ===============    ===============    ===============

See Notes to Financial Statements.


                                     62 & 63

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Operations Year Ended December 31, 2008
================================================================================

                                                               BlackRock        BlackRock        BlackRock           BlackRock
                                                               Balanced        Fundamental        Global             Government
                                                                Capital          Growth         Allocation             Income
                                                               Portfolio        Portfolio        Portfolio            Portfolio
                                                             -------------    -------------    -------------       -------------
   Investment Income:
   Interest ..............................................   $  12,673,915               --    $   4,189,900       $   5,243,609
   Dividends .............................................       9,975,825    $   2,039,379        4,953,302                  --
   Foreign taxes withheld ................................        (108,830)         (16,296)        (224,852)                 --
   Income--affiliated ....................................       1,015,860          118,885               --             742,433
   Securities lending--affiliated ........................              --           20,216            6,932                  --
   Facility and other fees ...............................              --               --               --                  --
                                                             -------------    -------------    -------------       -------------
   Total income ..........................................      23,556,770        2,162,184        8,925,282           5,986,042
                                                             -------------    -------------    -------------       -------------
   Expenses:
   Investment advisory ...................................       2,336,092          638,613        1,064,873             496,388
   Custodian .............................................          79,933           21,958          342,757              55,696
   Accounting services ...................................         244,295           70,894          116,539              56,004
   Professional ..........................................          55,860           45,244           66,596              36,509
   Transfer agent ........................................           5,000            5,000            5,000               5,000
   Printing ..............................................          34,419            8,301           17,143               5,833
   Officer and Directors .................................          35,640           21,336           24,787              19,297
   Miscellaneous .........................................          65,233           16,402           62,870              24,049
                                                             -------------    -------------    -------------       -------------
   Total expenses excluding interest and
      dividend expense....................................       2,856,472          827,748        1,700,565             698,776
   Interest expense ......................................         507,496               --               --             271,735
   Dividend expense ......................................              --               --          180,084                  --
                                                             -------------    -------------    -------------       -------------
   Total expenses ........................................       3,363,968          827,748        1,880,649             970,511
   Less fees waived by advisor ...........................              --               --         (158,642)             (4,667)
                                                             -------------    -------------    -------------       -------------
   Total expenses after waiver ...........................       3,363,968          827,748        1,722,007             965,844
                                                             -------------    -------------    -------------       -------------
   Net investment income .................................      20,192,802        1,334,436        7,203,275           5,020,198
                                                             -------------    -------------    -------------       -------------
   Realized and Unrealized Gain (Loss):
   Net realized gain (loss) from:
      Investments ........................................     (95,834,031)     (31,838,214)       8,774,073           8,569,710(1)
      Foreign currency ...................................         592,574          (52,453)      10,065,603                  --
      Futures and swaps ..................................      (1,676,414)              --        4,106,207          (5,093,039)
      Short sales ........................................              --               --          781,389                  --
      Borrowed bonds .....................................              --               --               --             (35,622)
      Options written ....................................          47,147          889,555          105,039              (9,114)
                                                             -------------    -------------    -------------       -------------
                                                               (96,870,724)     (31,001,112)      23,832,311           3,431,935
                                                             -------------    -------------    -------------       -------------
   Net change in unrealized appreciation/depreciation on:
      Investments ........................................    (127,340,443)     (56,776,126)    (103,443,362)(2)       3,594,729
      Foreign currency ...................................        (116,848)         (10,878)         179,044                  --
      Futures and swaps ..................................       3,036,863               --          444,935           1,080,238
      Short sales ........................................              --               --           18,492                  --
      Written and structured options .....................      (2,187,006)         690,334        1,525,134          (2,008,076)
      Unfunded corporate loans ...........................              --               --               --                  --
      TBA sale commitments ...............................         (57,950)              --               --             385,057
                                                             -------------    -------------    -------------       -------------
                                                              (126,665,384)     (56,096,670)    (101,275,757)          3,051,948
                                                             -------------    -------------    -------------       -------------
   Total realized and unrealized gain (loss) .............    (223,536,108)     (87,097,782)     (77,443,446)          6,483,883
                                                             -------------    -------------    -------------       -------------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations ..........................   $(203,343,306)   $ (85,763,346)   $ (70,240,171)      $  11,504,081
                                                             =============    =============    =============       =============


                                                               BlackRock        BlackRock        BlackRock
                                                                  High          Large Cap          Money          BlackRock
                                                                 Income            Core            Market       Total Return
                                                               Portfolio        Portfolio        Portfolio        Portfolio
                                                             -------------    -------------    -------------    -------------
   Investment Income:
   Interest ..............................................   $   3,965,808               --    $  10,178,716    $   6,462,890
   Dividends .............................................          18,553    $   3,747,096               --           46,583
   Foreign taxes withheld ................................              --               --               --               --
   Income--affiliated ....................................          71,735            1,697               --               --
   Securities lending--affiliated ........................              --           41,010               --               --
   Facility and other fees ...............................           4,736               --               --               --
                                                             -------------    -------------    -------------    -------------
   Total income ..........................................       4,060,832        3,789,803       10,178,716        6,509,473
                                                             -------------    -------------    -------------    -------------
   Expenses:
   Investment advisory ...................................         148,906          779,502        1,090,611          401,088
   Custodian .............................................          13,851           52,767           19,491           38,220
   Accounting services ...................................          22,401           84,597          122,570           46,102
   Professional ..........................................          42,574           42,052           39,213           54,425
   Transfer agent ........................................           5,000            5,000            5,000            5,000
   Printing ..............................................           2,586           12,554           12,562            6,694
   Officer and Directors .................................          17,201           22,838           24,645           19,144
   Miscellaneous .........................................          35,462           17,273           53,534           47,483
                                                             -------------    -------------    -------------    -------------
   Total expenses excluding interest and
      dividend expense....................................         287,981        1,016,583        1,367,626          618,156
   Interest expense ......................................              --               --               --           52,544
   Dividend expense ......................................              --               --               --               --
                                                             -------------    -------------    -------------    -------------
   Total expenses ........................................         287,981        1,016,583        1,367,626          670,700
   Less fees waived by advisor ...........................         (70,879)          (6,155)              --          (35,912)
                                                             -------------    -------------    -------------    -------------
   Total expenses after waiver ...........................         217,102        1,010,428        1,367,626          634,788
                                                             -------------    -------------    -------------    -------------
   Net investment income .................................       3,843,730        2,779,375        8,811,090        5,874,685
                                                             -------------    -------------    -------------    -------------
   Realized and Unrealized Gain (Loss):
   Net realized gain (loss) from:
      Investments ........................................      (3,438,907)     (38,384,554)          19,751          884,562
      Foreign currency ...................................              --               --               --          480,294
      Futures and swaps ..................................        (120,320)              --               --       (1,009,522)
      Short sales ........................................              --               --               --               --
      Borrowed bonds .....................................              --               --               --               --
      Options written ....................................              --               --               --           85,802
                                                             -------------    -------------    -------------    -------------
                                                                (3,559,227)     (38,384,554)          19,751          441,136
                                                             -------------    -------------    -------------    -------------
   Net change in unrealized appreciation/depreciation on:
      Investments ........................................     (13,087,001)     (70,447,678)              --      (15,318,332)
      Foreign currency ...................................              --               --               --          (90,956)
      Futures and swaps ..................................          10,999               --               --        1,479,253
      Short sales ........................................              --               --               --               --
      Written and structured options .....................              --               --               --       (1,664,106)
      Unfunded corporate loans ...........................            (145)              --               --               --
      TBA sale commitments ...............................              --               --               --         (168,595)
                                                             -------------    -------------    -------------    -------------
                                                               (13,076,147)     (70,447,678)              --      (15,762,736)
                                                             -------------    -------------    -------------    -------------
   Total realized and unrealized gain (loss) .............     (16,635,374)    (108,832,232)          19,751      (15,321,600)
                                                             -------------    -------------    -------------    -------------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations ..........................   $ (12,791,644)   $(106,052,857)   $   8,830,841    $  (9,446,915)
                                                             =============    =============    =============    =============
(1)Includes $436,158 gain from affiliates.

(2)Net of $17,462 foreign capital gain credit.

See Notes to Financial Statements.


                                     64 & 65

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets
================================================================================

                                                                             BlackRock                          BlackRock
                                                                     Balanced Capital Portfolio       Fundamental Growth Portfolio
                                                                   ------------------------------    ------------------------------
                                                                       Year Ended December 31,           Year Ended December 31,
                                                                   ------------------------------    ------------------------------
Increase (Decrease) in Net Assets:                                      2008             2007             2008             2007
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ..........................................   $  20,192,802    $  22,534,227    $   1,334,436    $   1,498,191
Net realized gain (loss) .......................................     (96,870,724)      45,645,003      (31,001,112)      19,214,866
Net change in unrealized appreciation/depreciation .............    (126,665,384)     (20,305,131)     (56,096,670)      20,245,595
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
   from operations .............................................    (203,343,306)      47,874,099      (85,763,346)      40,958,652
                                                                   -------------    -------------    -------------    -------------

Dividends to Shareholders from:
Net investment income ..........................................     (19,700,021)     (23,000,045)      (1,250,002)      (1,410,003)
                                                                   -------------    -------------    -------------    -------------

Capital Share Transactions:
Net decrease in net assets derived from
   capital share transactions ..................................     (61,618,354)     (77,723,485)     (18,813,214)     (34,510,245)
                                                                   -------------    -------------    -------------    -------------

Net Assets:
Total increase (decrease) in net assets ........................    (284,661,681)     (52,849,431)    (105,826,562)       5,038,404
Beginning of year ..............................................     809,360,107      862,209,538      233,779,417      228,741,013
                                                                   -------------    -------------    -------------    -------------
End of year ....................................................   $ 524,698,426    $ 809,360,107    $ 127,952,855    $ 233,779,417
                                                                   =============    =============    =============    =============
End of year undistributed (distributions in excess of)
   net investment income .......................................   $     224,682    $    (232,526)   $      31,981               --
                                                                   =============    =============    =============    =============

                                                                   ----------------------------------------------------------------
                                                                              BlackRock                          BlackRock
                                                                     Global Allocation Portfolio       Government Income Portfolio
                                                                   ------------------------------    ------------------------------
                                                                       Year Ended December 31,           Year Ended December 31,
                                                                   ------------------------------    ------------------------------
Increase (Decrease) in Net Assets:                                      2008             2007             2008             2007
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ..........................................   $   7,203,275    $   7,088,999    $   5,020,198    $   7,852,906
Net realized gain (loss) .......................................      23,832,311       31,715,301        3,431,935         (653,030)
Net change in unrealized appreciation/depreciation .............    (101,275,757)      14,153,043        3,051,948          (86,480)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
   from operations .............................................      (70,240,171)      52,957,343       11,504,081        7,113,396
                                                                   -------------    -------------    -------------    -------------
Dividends and Distributions to Shareholders from:
Net investment income ..........................................     (17,999,984)     (11,000,002)      (3,588,711)      (7,994,741)
Net realized gain ..............................................     (22,023,664)     (24,932,874)              --               --
                                                                   -------------    -------------    -------------    -------------
Decrease in net assets resulting from dividends
   and distributions to shareholders ...........................     (40,023,648)     (35,932,876)      (3,588,711)      (7,994,741)
                                                                   -------------    -------------    -------------    -------------
Capital Share Transactions:
Net increase (decrease) in net assets derived from
   capital share transactions ..................................      28,212,811       16,396,484      (14,627,730)     (13,094,398)
                                                                   -------------    -------------    -------------    -------------
Net Assets:
Total increase (decrease) in net assets ........................     (82,051,008)      33,420,951       (6,712,360)     (13,975,743)
Beginning of year ..............................................     338,642,234      305,221,283      154,590,042      168,565,785
                                                                   -------------    -------------    -------------    -------------
End of year ....................................................   $ 256,591,226    $ 338,642,234    $ 147,877,682    $ 154,590,042
                                                                   =============    =============    =============    =============
End of year undistributed (distributions in excess of)
   net investment income .......................................   $    (874,638)   $  (2,065,198)   $     867,196    $      (6,636)
                                                                   =============    =============    =============    =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (Concluded)
================================================================================

                                                                            BlackRock                           BlackRock
                                                                     High Income Portfolio              Large Cap Core Portfolio
                                                                -------------------------------     -------------------------------
                                                                    Year Ended December 31,              Year Ended December 31,
                                                                -------------------------------     -------------------------------
Increase (Decrease) in Net Assets:                                   2008             2007              2008              2007
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ......................................    $   3,843,730     $   4,384,354     $   2,779,375     $   3,386,693
Net realized gain (loss) ...................................       (3,559,227)          (71,869)      (38,384,554)       35,821,801
Net change in unrealized appreciation/depreciation .........      (13,076,147)       (2,794,095)      (70,447,678)      (13,456,218)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) in net assets resulting
  from operations ..........................................      (12,791,644)        1,518,390      (106,052,857)       25,752,276
                                                                -------------     -------------     -------------     -------------

Dividends and Distributions to Shareholders from:
Net investment income ......................................       (3,878,795)       (4,395,859)       (2,500,013)       (3,300,007)
Net realized gain ..........................................               --                --        (3,900,911)      (39,114,954)
                                                                -------------     -------------     -------------     -------------
Decrease in net assets resulting from dividends
  and distributions to shareholders ........................       (3,878,795)       (4,395,859)       (6,400,924)      (42,414,961)
                                                                -------------     -------------     -------------     -------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from
  capital share transactions ...............................       (3,094,574)       (4,307,122)      (39,703,872)        7,719,261
                                                                -------------     -------------     -------------     -------------

Net Assets:
Total decrease in net assets ...............................      (19,765,013)       (7,184,591)     (152,157,653)       (8,943,424)
Beginning of year ..........................................       50,822,727        58,007,318       311,243,951       320,187,375
                                                                -------------     -------------     -------------     -------------
End of year ................................................    $  31,057,714     $  50,822,727     $ 159,086,298     $ 311,243,951
                                                                =============     =============     =============     =============
End of year undistributed (distributions in excess of)
  net investment income ....................................    $     (61,365)    $     (38,283)    $     440,192     $     160,830
                                                                =============     =============     =============     =============

                                                                -------------------------------------------------------------------
                                                                            BlackRock                           BlackRock
                                                                    Money Market Portfolio               Total Return Portfolio
                                                                -------------------------------     -------------------------------
                                                                    Year Ended December 31,              Year Ended December 31,
                                                                -------------------------------     -------------------------------
Increase (Decrease) in Net Assets:                                   2008             2007              2008              2007
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ......................................    $   8,811,090     $  15,124,162     $   5,874,685     $   5,539,696
Net realized gain (loss) ...................................           19,751             2,774           441,136           (62,479)
Net change in unrealized appreciation/depreciation .........               --            67,383       (15,762,736)         (520,340)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) in net assets resulting
  from operations ..........................................        8,830,841        15,194,319        (9,446,915)        4,956,877
                                                                -------------     -------------     -------------     -------------

Dividends and Distributions to Shareholders from:
Net investment income ......................................       (8,811,090)      (15,124,162)       (6,178,111)       (5,378,422)
                                                                -------------     -------------     -------------     -------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from
  capital share transactions ...............................       11,014,936        (1,496,395)        9,675,245        (3,671,364)
                                                                -------------     -------------     -------------     -------------

Net Assets:
Total increase (decrease) in net assets ....................       11,034,687        (1,426,238)       (5,949,781)       (4,092,909)
Beginning of year ..........................................      301,753,738       303,179,976       112,058,038       116,150,947
                                                                -------------     -------------     -------------     -------------
End of year ................................................    $ 312,788,425     $ 301,753,738     $ 106,108,257     $ 112,058,038
                                                                =============     =============     =============     =============
End of year undistributed (distributions in excess of)
  net investment income ....................................    $      22,525     $         139     $     292,465     $     (98,331)
                                                                =============     =============     =============     =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights
================================================================================

                                                                              BlackRock Balanced Capital Portfolio
                                                            ------------------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                            ------------------------------------------------------------------------
                                                              2008              2007          2006           2005           2004
   ---------------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of year ...................   $   16.25        $   15.83     $    14.24     $    13.95     $    13.13
                                                            ---------        ---------     ----------     ----------     ----------
   Net investment income(1) .............................        0.43             0.44           0.40           0.31           0.27
   Net realized and unrealized gain (loss) ..............       (4.80)            0.45           1.61           0.31           0.86
                                                            ---------        ---------     ----------     ----------     ----------
   Net increase (decrease) from investment operations ...       (4.37)            0.89           2.01           0.62           1.13
                                                            ---------        ---------     ----------     ----------     ----------
   Dividends from net investment income .................       (0.45)           (0.47)         (0.42)         (0.33)         (0.31)
                                                            ---------        ---------     ----------     ----------     ----------
   Net asset value, end of year .........................   $   11.43        $   16.25     $    15.83     $    14.24     $    13.95
                                                            =========        =========     ==========     ==========     ==========
   Total Investment Return:(2)
   Based on net asset value .............................      (26.84)%           5.64%         14.09%          4.45%          8.64%
                                                            =========        =========     ==========     ==========     ==========
   Ratios to Average Net Assets:
   Total expenses excluding interest expense ............        0.42%            0.41%          0.42%          0.42%          0.40%
                                                            =========        =========     ==========     ==========     ==========
   Total expenses .......................................        0.50%            0.41%          0.42%          0.42%          0.40%
                                                            =========        =========     ==========     ==========     ==========
   Net investment income ................................        2.99%            2.63%          2.69%          2.19%          2.00%
                                                            =========        =========     ==========     ==========     ==========
   Supplemental Data:
   Net assets, end of year (000) ........................   $ 524,698        $ 809,360     $  862,210     $  847,520     $  913,930
                                                            =========        =========     ==========     ==========     ==========
   Portfolio turnover ...................................         383%(3)          451%           113%            90%            86%
                                                            =========        =========     ==========     ==========     ==========
(1)Based on average shares outstanding.

(2)Total investment returns exclude insurance-related fees and expenses.

(3)Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 283%.


                                                            ------------------------------------------------------------------------
                                                                            BlackRock Fundamental Growth Portfolio
                                                            ------------------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                            ------------------------------------------------------------------------
                                                              2008              2007          2006           2005           2004
   ---------------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of year ...................   $   28.05        $   23.55     $    22.69     $    21.19     $    19.92
                                                            ---------        ---------     ----------     ----------     ----------
   Net investment income (1) ............................        0.17             0.17           0.21           0.19           0.21
   Net realized and unrealized gain (loss) ..............      (11.06)            4.50           0.88           1.52           1.29
                                                            ---------        ---------     ----------     ----------     ----------
   Net increase (decrease) from investment operations ...      (10.89)            4.67           1.09           1.71           1.50
                                                            ---------        ---------     ----------     ----------     ----------
   Dividends from net investment income .................       (0.17)           (0.17)         (0.23)         (0.21)         (0.23)
                                                            ---------        ---------     ----------     ----------     ----------
   Net asset value, end of year .........................   $   16.99        $   28.05     $    23.55     $    22.69     $    21.19
                                                            =========        =========     ==========     ==========     ==========
   Total Investment Return:(2)
   Based on net asset value .............................      (38.81)%          19.83%          4.78%          8.06%          7.51%
                                                            =========        =========     ==========     ==========     ==========
   Ratios to Average Net Assets:
   Total expenses .......................................        0.44%            0.43%          0.43%          0.43%          0.40%
                                                            =========        =========     ==========     ==========     ==========
   Net investment income ................................        0.71%            0.66%          0.90%          0.88%          1.06%
                                                            =========        =========     ==========     ==========     ==========
   Supplemental Data:
   Net assets, end of year (000) ........................   $ 127,953        $ 233,779     $  228,741     $  257,059     $  290,021
                                                            =========        =========     ==========     ==========     ==========
   Portfolio turnover ...................................         116%              81%            75%            79%            71%
                                                            =========        =========     ==========     ==========     ==========

(1)Based on average shares outstanding.

(2)Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                           BlackRock Global Allocation Portfolio
                                                        ----------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                           2008           2007           2006               2005           2004
   ---------------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of year ...............   $    17.95     $    17.03     $    16.35        $     15.41     $     13.85
                                                        ----------     ----------     ----------        -----------     -----------
   Net investment income(1) .........................         0.38           0.40           0.43               0.37            0.32
   Net realized and unrealized gain (loss) ..........        (4.14)          2.65           2.32               1.29            1.71
                                                        ----------     ----------     ----------        -----------     -----------
   Net increase (decrease) from investment operations        (3.76)          3.05           2.75               1.66            2.03
                                                        ----------     ----------     ----------        -----------     -----------
   Dividends and distributions from:
     Net investment income ..........................        (1.00)         (0.65)         (0.53)             (0.52)          (0.47)
     Net realized gain ..............................        (1.22)         (1.48)         (1.54)             (0.20)             --
                                                        ----------     ----------     ----------        -----------     -----------
   Total dividends and distributions ................        (2.22)         (2.13)         (2.07)             (0.72)          (0.47)
                                                        ----------     ----------     ----------        -----------     -----------
   Net asset value, end of year .....................   $    11.97     $    17.95     $    17.03        $     16.35     $     15.41
                                                        ==========     ==========     ==========        ===========     ===========
   Total Investment Return:(2)
   Based on net asset value .........................       (20.75)%        17.96%         16.89%(3)          10.84%          14.69%
                                                        ==========     ==========     ==========        ===========     ===========
   Ratios to Average Net Assets:
   Total expenses after waiver and excluding
     dividend expense ...............................         0.50%          0.51%          0.49%              0.49%           0.46%
                                                        ==========     ==========     ==========        ===========     ===========
   Total expenses after waiver ......................         0.55%          0.51%          0.49%              0.49%           0.46%
                                                        ==========     ==========     ==========        ===========     ===========
   Total expenses ...................................         0.60%          0.51%          0.50%              0.51%           0.46%
                                                        ==========     ==========     ==========        ===========     ===========
   Net investment income ............................         2.31%          2.21%          2.47%              2.36%           2.18%
                                                        ==========     ==========     ==========        ===========     ===========
   Supplemental Data:
   Net assets, end of year (000) ....................   $  256,591     $  338,642     $  305,221        $   263,057     $   238,823
                                                        ==========     ==========     ==========        ===========     ===========
   Portfolio turnover ...............................           53%            40%           102%                38%             44%
                                                        ==========     ==========     ==========        ===========     ===========

(1)Based on average shares outstanding.

(2)Total investment returns exclude insurance-related fees and expenses.

(3)In 2006, Merrill Lynch Investment Managers, L.P. reimbursed the Portfolio related to a regulatory issue on an investment, which had a minimal impact on total investment return.

                                                        ----------------------------------------------------------------------------
                                                                           BlackRock Government Income Portfolio
                                                        ----------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                           2008           2007           2006               2005           2004
   ---------------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of year ...............   $    11.15     $    11.20     $    11.27        $     11.41     $     11.36
                                                        ----------     ----------     ----------        -----------     -----------
   Net investment income(1) .........................         0.39           0.54           0.51               0.44            0.34
   Net realized and unrealized gain (loss) ..........         0.49          (0.04)         (0.06)             (0.05)           0.13
                                                        ----------     ----------     ----------        -----------     -----------
   Net increase from investment operations ..........         0.88           0.50           0.45               0.39            0.47
                                                        ----------     ----------     ----------        -----------     -----------
   Dividends and distributions from:
     Net investment income ..........................        (0.28)         (0.55)         (0.52)             (0.53)          (0.34)
     Net realized gain ..............................           --             --             --                 --           (0.08)
                                                        ----------     ----------     ----------        -----------     -----------
   Total dividends and distributions ................        (0.28)         (0.55)         (0.52)             (0.53)          (0.42)
                                                        ----------     ----------     ----------        -----------     -----------
   Net asset value, end of year .....................   $    11.75     $    11.15     $    11.20        $     11.27     $     11.41
                                                        ==========     ==========     ==========        ===========     ===========
   Total Investment Return:(2)
   Based on net asset value .........................         8.01%          4.66%          4.10%              3.44%           4.15%
                                                        ==========     ==========     ==========        ===========     ===========
   Ratios to Average Net Assets:
   Total expenses, after waiver and excluding
     interest expense ...............................         0.48%          0.48%          0.44%              0.44%           0.43%
                                                        ==========     ==========     ==========        ===========     ===========
   Total expenses, after waiver .....................         0.67%          0.50%          0.44%              0.44%           0.43%
                                                        ==========     ==========     ==========        ===========     ===========
   Total expenses ...................................         0.67%          0.51%          0.44%              0.44%           0.46%
                                                        ==========     ==========     ==========        ===========     ===========
   Net investment income ............................         3.47%          4.93%          4.60%              3.85%           2.94%
                                                        ==========     ==========     ==========        ===========     ===========
   Supplemental Data:
   Net assets, end of year (000) ....................   $  147,878     $  154,590     $  168,566        $   182,900     $   175,146
                                                        ==========     ==========     ==========        ===========     ===========
   Portfolio turnover ...............................        6,059%(3)      2,313%           425%                79%            168%
                                                        ==========     ==========     ==========        ===========     ===========

(1)Based on average shares outstanding.

(2)Total investment returns exclude insurance-related fees and expenses.

(3)Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 5,555%.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                              BlackRock High Income Portfolio
                                                        ----------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                           2008           2007           2006               2005           2004
   ---------------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of year ...............   $     5.47     $     5.76     $     5.70        $      6.09     $      5.88
                                                        ----------     ----------     ----------        -----------     -----------
   Net investment income(1) .........................         0.43           0.45           0.43               0.46            0.45
   Net realized and unrealized gain (loss) ..........        (1.91)         (0.29)          0.06              (0.34)           0.22
                                                        ----------     ----------     ----------        -----------     -----------
   Net increase (decrease) from investment operations        (1.48)          0.16           0.49               0.12            0.67
                                                        ----------     ----------     ----------        -----------     -----------
   Dividends from net investment income .............        (0.43)         (0.45)         (0.43)             (0.51)          (0.46)
                                                        ----------     ----------     ----------        -----------     -----------
   Net asset value, end of year .....................   $     3.56     $     5.47     $     5.76        $      5.70     $      6.09
                                                        ==========     ==========     ==========        ===========     ===========
   Total Investment Return:(2)
   Based on net asset value .........................       (28.61)%         2.75%          8.98%              2.14%          12.11%
                                                        ==========     ==========     ==========        ===========     ===========
   Ratios to Average Net Assets:
   Total expenses after waiver ......................         0.50%          0.50%          0.50%              0.50%           0.48%
                                                        ==========     ==========     ==========        ===========     ===========
   Total expenses ...................................         0.66%          0.56%          0.53%              0.52%           0.48%
                                                        ==========     ==========     ==========        ===========     ===========
   Net investment income ............................         8.83%          7.84%          7.57%              7.78%           7.57%
                                                        ==========     ==========     ==========        ===========     ===========
   Supplemental Data:
   Net assets, end of year (000) ....................   $   31,058     $   50,823     $   58,007        $    58,147     $    84,603
                                                        ==========     ==========     ==========        ===========     ===========
   Portfolio turnover ...............................           53%            55%            66%                33%             72%
                                                        ==========     ==========     ==========        ===========     ===========

(1)Based on average shares outstanding.

(2)Total investment returns exclude insurance-related fees and expenses.

                                                        ----------------------------------------------------------------------------
                                                                            BlackRock Large Cap Core Portfolio
                                                        ----------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                           2008           2007           2006               2005           2004
   ---------------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of year ...............   $    23.58     $    25.18     $    23.96        $     21.25     $     18.31
                                                        ----------     ----------     ----------        -----------     -----------
   Net investment income(1) .........................         0.24           0.28           0.25               0.16            0.19
   Net realized and unrealized gain (loss) ..........        (9.21)          1.83           3.36               2.71            2.95
                                                        ----------     ----------     ----------        -----------     -----------
   Net increase (decrease) from investment operations        (8.97)          2.11           3.61               2.87            3.14
                                                        ----------     ----------     ----------        -----------     -----------
   Dividends and distributions from:
     Net investment income ..........................        (0.23)         (0.29)         (0.26)             (0.16)          (0.20)
     Net realized gain ..............................        (0.36)         (3.42)         (2.13)                --              --
                                                        ----------     ----------     ----------        -----------     -----------
   Total dividends and distributions ................        (0.59)         (3.71)         (2.39)             (0.16)          (0.20)
                                                        ----------     ----------     ----------        -----------     -----------
   Net asset value, end of year .....................   $    14.02     $    23.58     $    25.18        $     23.96     $     21.25
                                                        ==========     ==========     ==========        ===========     ===========
   Total Investment Return:(2)
   Based on net asset value .........................       (37.95)%         8.29%         15.06%             13.49%          17.15%
                                                        ==========     ==========     ==========        ===========     ===========
   Ratios to Average Net Assets:
   Total expenses after waiver ......................         0.44%          0.43%          0.43%              0.43%           0.41%
                                                        ==========     ==========     ==========        ===========     ===========
   Total expenses ...................................         0.45%          0.43%          0.43%              0.43%           0.41%
                                                        ==========     ==========     ==========        ===========     ===========
   Net investment income ............................         1.22%          1.05%          0.99%              0.72%           1.00%
                                                        ==========     ==========     ==========        ===========     ===========
   Supplemental Data:
   Net assets, end of year (000) ....................   $  159,086     $  311,244     $  320,187        $   307,946     $   273,549
                                                        ==========     ==========     ==========        ===========     ===========
   Portfolio turnover ...............................          104%            74%            64%                80%            127%
                                                        ==========     ==========     ==========        ===========     ===========

(1)Based on average shares outstanding.

(2)Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Concluded)
================================================================================

                                                                             BlackRock Money Market Portfolio
                                                        ----------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                           2008           2007           2006               2005           2004
   ---------------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of year ...............   $     1.00     $     1.00     $     1.00       $     1.00     $     1.00
                                                        ----------     ----------     ----------       ----------     ----------
   Net investment income(1) .........................         0.03           0.05           0.05             0.03           0.01
   Net realized and unrealized gain (loss) ..........         0.00(2)          --           0.00(2)          0.00(2)       (0.00)(3)
                                                        ----------     ----------     ----------       ----------     ----------
   Net increase (decrease) from investment operations         0.03           0.05           0.05             0.03           0.01
                                                        ----------     ----------     ----------       ----------     ----------
   Dividends and distributions from:
     Net investment income ..........................        (0.03)         (0.05)         (0.05)           (0.03)         (0.01)
     Net realized gain ..............................           --             --             --               --          (0.00)(3)
                                                        ----------     ----------     ----------       ----------     ----------
   Total dividends and distributions ................        (0.03)         (0.05)         (0.05)           (0.03)         (0.01)
                                                        ----------     ----------     ----------       ----------     ----------
   Net asset value, end of year .....................   $     1.00     $     1.00     $     1.00       $     1.00     $     1.00
                                                        ==========     ==========     ==========       ==========     ==========
   Total Investment Return:(4)
   Based on net asset value share ...................         2.83%          5.03%          4.66%            2.84%          1.10%
                                                        ==========     ==========     ==========       ==========     ==========
   Ratios to Average Net Assets:
   Total expenses ...................................         0.43%          0.41%          0.41%            0.42%          0.40%
                                                        ==========     ==========     ==========       ==========     ==========
   Net investment income ............................         2.77%          4.92%          4.62%            2.82%          1.07%
                                                        ==========     ==========     ==========       ==========     ==========
   Supplemental Data:
   Net assets, end of year (000) ....................   $  312,788     $  301,754     $  303,180       $  303,999     $  344,968
                                                        ==========     ==========     ==========       ==========     ==========

(1)Based on average shares outstanding.

(2)Amount is less than $0.01 per share.

(3)Amount is less than $(0.01) per share.

(4)Total investment returns exclude insurance-related fees and expenses.

                                                        ----------------------------------------------------------------------------
                                                                             BlackRock Total Return Portfolio
                                                        ----------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                           2008           2007           2006               2005           2004
   ---------------------------------------------------------------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of year ...............   $    11.37     $    11.41     $    11.45        $     11.85     $     11.86
                                                        ----------     ----------     ----------        -----------     -----------
   Net investment income(1) .........................         0.54           0.55           0.52               0.44            0.37
   Net realized and unrealized gain (loss) ..........        (1.42)         (0.05)         (0.05)             (0.21)           0.16
                                                        ----------     ----------     ----------        -----------     -----------
   Net increase (decrease) from investment operations        (0.88)          0.50           0.47               0.23            0.53
                                                        ----------     ----------     ----------        -----------     -----------
   Dividends and distributions from:
     Net investment income ..........................        (0.55)         (0.54)         (0.51)             (0.58)          (0.52)
     Net realized gain ..............................           --             --             --              (0.05)          (0.02)
     Tax return of capital ..........................           --             --          (0.00)(2)             --              --
                                                        ----------     ----------     ----------        -----------     -----------
   Total dividends and distributions ................        (0.55)         (0.54)         (0.51)             (0.63)          (0.54)
                                                        ----------     ----------     ----------        -----------     -----------
   Net asset value, end of year .....................   $     9.94     $    11.37     $    11.41        $     11.45     $     11.85
                                                        ==========     ==========     ==========        ===========     ===========
   Total Investment Return:(3)
   Based on net asset value .........................        (7.77)%         4.47%          4.37%              2.01%           4.48%
                                                        ==========     ==========     ==========        ===========     ===========
   Ratios to Average Net Assets:
   Total expenses after waiver and excluding
     interest expense ...............................         0.50%          0.49%          0.50%              0.49%           0.46%
                                                        ==========     ==========     ==========        ===========     ===========
   Total expenses after waiver ......................         0.54%          0.49%          0.50%              0.49%           0.46%
                                                        ==========     ==========     ==========        ===========     ===========
   Total expenses ...................................         0.57%          0.49%          0.52%              0.50%           0.46%
                                                        ==========     ==========     ==========        ===========     ===========
   Net investment income ............................         5.03%          4.88%          4.65%              3.73%           3.12%
                                                        ==========     ==========     ==========        ===========     ===========
   Supplemental Data:
   Net assets, end of year (000) ....................   $  106,108     $  112,058     $  116,151        $   122,838     $   135,237
                                                        ==========     ==========     ==========        ===========     ===========
   Portfolio turnover ...............................          871%(4)        281%           312%               236%            220%
                                                        ==========     ==========     ==========        ===========     ===========

(1)Based on average shares outstanding.

(2)Amount is less than $(0.01) per share.

(3)Total investment returns exclude insurance-related fees and expenses.

(4)Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 607%.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements
================================================================================

1. Organization and Significant Accounting Policies:

BlackRock Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the "Portfolios" or individually as a "Portfolio"). The Fund is organized as a Maryland corporation. The Fund's financial statements are prepared in conformity with generally accepted accounting principles of the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch"), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with Merrill Lynch) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments: BlackRock Money Market Portfolio securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. The Portfolio seeks to maintain the net asset value per share of the Portfolio at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio and BlackRock Total Return Portfolio:

The Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Fund's Board of Directors (the "Board"). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. TBA commitments are valued at the current market value of the underlying securities. Swap agreements are valued utilizing quotes received daily by the Portfolios' pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Portfolios value their investments in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) and ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used unless it is determined that the prior day's price no longer reflects the fair value of the option. Over-the counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio's are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolios and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

o Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

o Forward currency contracts--A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Each Portfolio may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

o Options--Certain Portfolios may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

      When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enter into a closing transaction), the Portfolio realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

      received or paid). When a Portfolio writes a call option, such option is "covered," meaning that the Portfolio holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Portfolio in a securities lending transaction.

      In purchasing and writing options, the Portfolios bear the market risk of an unfavorable change in the price of the underlying security or index. Exercise of a written option could result in the Portfolios purchasing a security at a price different from the current market value. A Portfolio may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Portfolio to the risk of default by the counterparty to the transaction.

o Structured Options--Certain Portfolios invest in structures options with approved counterparties. These structured options are European-Style Options and consist of multiple over-the-counter options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but maybe transferred/sold prior to the expiration date. Each of the component options is purchased or sold on a single underlying index. The value on structured options will increase when the value of the underlying index increases, and decrease when the value of the underlying index decreases. The Portfolio may also invest in structured options the return of which is inversely related to changes in an index ("Inverse Structured Options"). In general, the value on Inverse Structured Options will decrease when the value of the underlying index increases, and increase when the value of the underlying index decreases. Upon the exercise of the structures option, the Portfolio will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise. Upon the exercise of the structured option, the Portfolio may receive a payment from, or be required to pay, the counterparty depending on the value of the structured option. Transactions in over-the-counter structured options may expose the Portfolio to the risk of default by the counterparty to the transaction.

o Covered call options--Certain Portfolios may sell covered call options which are options that give the purchaser the right to require the Portfolio to sell a security owned by the Portfolio to the purchaser at a specified price within a limited time period. A Portfolio will receive a premium (an up front payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Portfolio will partially offset any unrealized losses on the underlying security. By writing a covered call option, however, a Portfolio limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

o Swaps--Certain Portfolios may enter into swap agreements, in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolios will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios' basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

      Credit default swaps--Certain Portfolios may enter into credit default swaps for investment purposes or to manage their credit risk. Each Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g. bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). A Portfolio may either buy or sell (write) credit default swaps. As a buyer, the Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As


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BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
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      a seller (writer), the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty, the Portfolio may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

      Interest rate swaps--Certain Portfolios may enter into interest rate swaps for investment purposes or to manage their interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      Total return swaps--Certain Portfolios may enter into total return swaps for investment purposes or to manage their interest rate risk. Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

o Swaptions--Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon swap agreement at any time before the expiration of the option.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Certain Portfolios invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.


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Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company's senior debt securities.

Collateralized Mortgage Obligations: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. The markets for CMOs may be more illiquid than those of other securities. Classes of CMOs include interest only ("IOs"), principal only ("POs"), planned amortization classes ("PACs") and targeted amortization classes ("TACs"). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may not fully recoup its initial investment in IOs.

Dollar, Mortgage and Treasury Rolls: Certain Portfolios may sell mortgage-backed or US Treasury securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. Pools of mortgages collateralizing mortgage dollar roll securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio.

These techniques involve the risk that the market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of each Portfolio.

Floating Rate Loans: Certain Portfolios may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Portfolios consider these investments to be investments in debt securities for purposes of its investment policies.

The Portfolio earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recorded on the accrual basis. When the Portfolio buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio


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BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Portfolio may include covenant waiver fees and covenant modification fees.

The Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer's option. The Portfolio may invest in such loans in the form of participations in loans ("Participations") and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolio having a contractual relationship only with the lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolio's investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Portfolios will hold liquid assets worth at least the equivalent of the amount due.

Preferred Stock: Certain Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Repurchase Agreements: Certain Portfolios may invest in US government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolio may be delayed or limited and the Portfolio may incur a loss. In the event the counterparty defaults and the fair value of the collateral declines, the Portfolios could experience losses, delays and costs in liquidating.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is


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BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios' use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolios' obligation to repurchase the securities.

Short Sales: When a Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the market value of the short sale. When the Portfolio makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio maintains a segregated account of securities or cash as collateral for the short sales. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which a Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Stripped Mortgage-Backed Securities: The Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

TBA Commitments: Certain Portfolios may enter into to-be-announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio's other assets.

Zero-Coupon Bonds: The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value then similar maturity debt obligations, which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that each Portfolio segregates assets in connection with certain investments (e.g., dollar rolls, TBA's beyond normal settlement, options, swaps, written swaptions, written options, forward foreign currency contracts, short sales or financial futures contracts) or certain borrowings (e.g., reverse repurchase agreements), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Portfolio may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, reverse repurchase agreements, swaps and written options).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. The Portfolios


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BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

amortize all premiums and discounts on debt securities. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income on the Statements of Operations.

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income. Distribution of realized gain, if any, on investments are paid at least annually. For BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. For BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Total Return Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of total distributions may be treated as a tax return of capital.

Securities Lending: Certain Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended December 31, 2008, the Portfolios received only cash collateral for any securities loaned.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolios' US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Portfolios' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on each of the Portfolio's financial statement disclosures, if any, is currently being assessed.

Bank Overdraft: BlackRock Fundamental Growth Portfolio and BlackRock Large Cap Core Portfolio recorded a bank overdraft which resulted from estimates of available cash.

Other: Expenses directly related to one of the Portfolios are charged to that Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor") an indirect, wholly owned subsidiary


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BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the eight combined Portfolios' average daily net assets at the following annual rates:
0.50% of the Portfolios' average daily net assets not exceeding $250 million, 0.45% of the next $50 million, 0.40% of the next $100 million, 0.35% of the next $400 million, and 0.30% of average daily net assets in excess of $800 million. The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a "uniform percentage" basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

For BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Total Return Portfolio, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Advisor, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For BlackRock Fundamental Growth Portfolio and BlackRock Large Cap Core Portfolio, the Advisor has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For BlackRock Global Allocation Portfolio, the Advisor has entered into sub-advisory agreements with BIM and BlackRock Asset Management U.K. Limited ("BAM"), an affiliate of the Advisor, under which the Advisor pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor. On December 31, 2008, the Advisor entered into a sub-advisory agreement with BlackRock Investment Management International Ltd. ("BIL"), an affiliate of the Advisor, to replace the existing sub-advisory agreement with BAM, and under which BIL will provide sub-advisory services to the Advisor on behalf of the Portfolio on the same terms and conditions as those provided by BAM.

For BlackRock Money Market Portfolio, the Advisor has entered into a sub-advisory agreement with BlackRock Institutional Management Corporation, an affiliate of the Advisor, under which the Advisor pays the sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For BlackRock Balanced Capital Portfolio, the Advisor has entered into sub-advisory agreements with BIM and BFM, under which the Advisor pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

The Advisor, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses, excluding dividend and interest expense, exceed 0.50% of a Portfolio's average daily net assets. The waivers were as follows:

--------------------------------------------------------------------------------
                                                             Year Ended
                                                          December 31, 2008
                                                     ---------------------------
                                                        Fees             Fees
                                                       Earned           Waived
--------------------------------------------------------------------------------
BlackRock Global Allocation
  Portfolio ..................................       $1,064,873       $  158,642
BlackRock Government Income
  Portfolio ..................................       $  496,388       $    4,667
BlackRock High Income Portfolio ..............       $  148,906       $   70,879
BlackRock Large Cap Core
  Portfolio ..................................       $  779,502       $    6,155
BlackRock Total Return Portfolio .............       $  401,088       $   35,912
--------------------------------------------------------------------------------

In addition, for the year ended December 31, 2008, the Fund reimbursed the Advisor for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                              Reimbursement for
                                                             Accounting Services
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio......................         $12,129
BlackRock Fundamental Growth Portfolio....................         $ 3,478
BlackRock Global Allocation Portfolio.....................         $ 5,673
BlackRock Government Income Portfolio.....................         $ 2,459
BlackRock High Income Portfolio...........................         $   778
BlackRock Large Cap Core Portfolio........................         $ 4,178
BlackRock Money Market Portfolio..........................         $ 5,279
BlackRock Total Return Portfolio..........................         $ 2,061
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Effective October 1, 2008, the Fund, on behalf of the Portfolios, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc.

The Fund has received an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The share of income earned by a Portfolio on such investments is shown as securities lending--affiliated on the Statements of Operations.

For the year ended December 31, 2008, BIM received securities lending agent fees as follows:

--------------------------------------------------------------------------------
                                                              Securities Lending
                                                                  Agent Fees
--------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio.....................         $ 5,027
BlackRock Global Allocation Portfolio......................         $ 1,795
BlackRock Large Cap Core Portfolio.........................         $10,242
--------------------------------------------------------------------------------

In addition, MLPF&S earned commissions on the execution of portfolio security transactions for the year ended December 31, 2008 as follows:

--------------------------------------------------------------------------------
                                                                  Commissions
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio........................        $99,212
BlackRock Fundamental Growth Portfolio......................        $45,974
BlackRock Global Allocation Portfolio.......................        $ 8,851
BlackRock Total Return Portfolio............................        $    10
--------------------------------------------------------------------------------

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Portfolios' transfer agent and dividend disbursing agent. Transfer agency fees borne by the Portfolios are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

During the year ended December 31, 2008, BlackRock Balanced Capital Portfolio received litigation proceeds of $87,359 from an affiliate, which are included in net realized loss on the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund's Chief Compliance Officer.

3. Investments:

Purchases and sales of investments (including paydowns and TBA and mortgage dollar roll transactions and excluding short-term securities and US government securities) for the year ended December 31, 2008 were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                     BlackRock          BlackRock         BlackRock        BlackRock       BlackRock      BlackRock      BlackRock
                      Balanced         Fundamental   Global Allocation     Government     High Income     Large Cap    Total Return
                 Capital Portfolio  Growth Portfolio      Portfolio     Income Portfolio   Portfolio   Core Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Total Purchases..  $2,763,317,369     $211,250,097      $148,562,006     $5,325,911,632   $21,407,116   $238,964,012  $1,187,863,600
                   ==============     ============      ============     ==============   ===========   ============  ==============
Total Sales......  $2,884,834,837     $226,551,764      $124,593,542     $5,358,540,441   $27,292,360   $281,646,140  $1,206,196,091
                   ==============     ============      ============     ==============   ===========   ============  ==============

For the year ended December 31, 2008, purchases and sales of US government securities were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                    BlackRock          BlackRock         BlackRock        BlackRock
                                                                     Balanced      Global Allocation     Government     Total Return
                                                                Capital Portfolio      Portfolio      Income Portfolio   Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Total Purchases.............................................       $295,301,148      $ 7,888,092       $5,330,600,149   $102,859,578
                                                                   ============      ===========       ==============   ============
Total Sales.................................................       $317,349,349      $36,094,950       $5,383,799,508   $103,862,341
                                                                   ============      ===========       ==============   ============

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

For the year ended December 31, 2008, purchases and sales attributable to mortgage dollar rolls were as follows:

--------------------------------------------------------------------------------
                                 BlackRock           BlackRock       BlackRock
                                  Balanced          Government     Total Return
                             Capital Portfolio   Income Portfolio    Portfolio
--------------------------------------------------------------------------------
Total Purchases...........     $801,342,932        $737,801,461     $390,821,278
                               ============        ============     ============
Total Sales...............     $900,025,539        $973,254,537     $425,877,735
                               ============        ============     ============

Transactions in options written for the year ended December 31, 2008 for BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio and BlackRock Total Return Portfolio are as follows:

---------------------------------------------------------------------------------------------------
                                BlackRock Balanced     BlackRock Fundamental     BlackRock Global
                                 Capital Portfolio       Growth Portfolio      Allocation Portfolio
                              ----------------------  ----------------------  ---------------------
                                           Premiums               Premiums                Premiums
                              Contracts+   Received   Contracts   Received    Contracts   Received
---------------------------------------------------------------------------------------------------
Outstanding call
  options written,
  beginning of year..........     29      $  172,533    5,097    $   962,965     4,496   $1,735,274
Options written..............     45       1,106,880    4,912      1,578,180    13,325    1,461,585
Options expired..............     --              --   (4,944)    (1,151,340)   (3,072)    (888,305)
Options closed...............     (6)       (316,660)  (4,583)    (1,206,524)   (1,223)    (495,010)
Options exercised............    (39)        (21,723)    (482)      (183,281)     (812)    (511,392)
                                 ---      ----------   ------    -----------    ------   ----------
Outstanding call
  options written,
  end of year................     29      $  941,030       --             --    12,714   $1,302,152
                                 ===      ==========   ======    ===========    ======   ==========

-------------------------------------------------------------------------------
                                BlackRock Government         BlackRock Total
                                 Income Portfolio           Return Portfolio
                              ------------------------   ----------------------
                                           Premiums                   Premiums
                              Contracts+   Received      Contracts+   Received
-------------------------------------------------------------------------------
Outstanding call
  options written,
  beginning of year..........     11      $   472,218        28       $ 732,524
Options written..............     59        3,124,950         7           2,642
Options expired..............     --               --       (17)        (34,751)
Options closed...............    (37)      (1,883,618)       (4)       (119,065)
Options exercised............     --               --        --              --
                                 ---       ----------       ---       ---------
Outstanding call
  options written,
  end of year................     33       $1,713,550        14       $ 581,350
                                 ===       ==========       ===       =========

+ Some contracts include a notional amount of $1,000,000.

---------------------------------------------------------------------------------------------------
                                BlackRock Balanced     BlackRock Fundamental     BlackRock Global
                                 Capital Portfolio       Growth Portfolio      Allocation Portfolio
                              ----------------------  ----------------------  ---------------------
                                           Premiums               Premiums                Premiums
                              Contracts+   Received   Contracts   Received    Contracts   Received
---------------------------------------------------------------------------------------------------
Outstanding put
  options written,
  beginning of year...........     3      $  157,680       --             --       100    $ 268,344
Options written..............     57       1,078,095    1,173      $ 374,346     9,739      397,609
Options expired..............     --              --   (1,173)      (374,346)     (115)    (102,483)
Options closed...............    (31)       (338,745)      --             --      (324)    (557,407)
Options exercised............     --              --       --             --        --           --
                                 ---      ----------   ------      ---------     -----    ---------
Outstanding put
  options written,
  end of year................     29      $  897,030       --             --     9,400    $   6,063
                                 ===      ==========   ======      =========     =====    =========

-------------------------------------------------------------------------------
                                BlackRock Government         BlackRock Total
                                 Income Portfolio           Return Portfolio
                              ------------------------   ----------------------
                                           Premiums                   Premiums
                              Contracts+   Received      Contracts+   Received
-------------------------------------------------------------------------------
Outstanding put
  options written,
  beginning of year...........    11      $   472,219        17       $ 726,240
Options written..............     59        3,124,950        --              --
Options expired..............     --               --        --              --
Options closed...............    (37)      (1,883,619)       (2)       (119,065)
Options exercised............     --               --        (1)        (25,825)
                                 ---      -----------       ---       ---------
Outstanding put
  options written,
  end of year................     33      $ 1,713,550        14       $ 581,350
                                 ===      ===========       ===       =========

+ Some contracts include a notional amount of $1,000,000.

4. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. Each Portfolio, except BackRock Money Market Portfolio, may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under each Portfolio's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio's pro rata share of the unused portion of the credit agreements, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the
(a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

5. Average Borrowings:

For the year ended December 31, 2008, Fund's average borrowings and daily weighted average interest rate were as follows:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                   BlackRock           BlackRock       BlackRock
                                                   Balanced           Government     Total Return
                                              Capital Portfolio   Income Portfolio     Portfolio
-------------------------------------------------------------------------------------------------
Average borrowings (000)....................       $20,186              $18,038          $2,161
Daily weighted average interest rate .......          2.51%                1.51%          2.43%
-------------------------------------------------------------------------------------------------

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to paydown gains/losses, accounting for swap agreements, foreign currency transactions, amortization methods on fixed income securities, expiration of capital loss carryforwards, classification of investments and other differences between financial reporting and tax accounting, the distributions from partnerships and grantor trusts, gains from the sale of stock of passive foreign investment companies, characterization of expenses and reclassification of distributions were reclassified to the following accounts:

                                             BlackRock          BlackRock          BlackRock          BlackRock
                                          Balanced Capital     Fundamental     Global Allocation      Government
                                             Portfolio      Growth Portfolio       Portfolio       Income Portfolio
-------------------------------------------------------------------------------------------------------------------
Paid-in-capital ........................             --                --                  --                 --
Undistributed
  (accumulated
  distributions in
  excess of) net
  investment income ....................    $   (35,573)         $(52,453)       $ 11,987,269          $(557,655)
Accumulated net
  realized gain (loss) .................    $    35,573          $ 52,453        $(11,987,269)         $ 557,655
-------------------------------------------------------------------------------------------------------------------

                                              BlackRock        BlackRock           BlackRock          BlackRock
                                            High Income        Large Cap         Money Market       Total Return
                                             Portfolio      Core Portfolio         Portfolio          Portfolio
-------------------------------------------------------------------------------------------------------------------
Paid-in-capital ........................    $(6,196,936)               --                  --                 --
Undistributed
  (accumulated
  distributions in
  excess of) net
  investment income ....................    $    11,983                --        $     22,386          $ 694,222
Accumulated net
  realized gain (loss) .................    $ 6,184,953                --        $    (22,386)         $(694,222)
-------------------------------------------------------------------------------------------------------------------


The tax character of distributions paid during the years ended December 31, 2008, and December 31, 2007 was as follows:

                                             BlackRock          BlackRock          BlackRock          BlackRock
                                          Balanced Capital     Fundamental     Global Allocation      Government
                                             Portfolio      Growth Portfolio       Portfolio       Income Portfolio
-------------------------------------------------------------------------------------------------------------------
Ordinary income
  12/31/08..............................    $19,700,021       $ 1,250,002         $19,304,794         $3,588,711
  12/31/07..............................     23,000,045         1,410,003          13,203,110          7,994,741
-------------------------------------------------------------------------------------------------------------------
Long-term capital gain
  12/31/08..............................             --                --          20,718,854                 --
  12/31/07..............................             --                --          22,729,766                 --
-------------------------------------------------------------------------------------------------------------------
Total
  12/31/08..............................    $19,700,021       $ 1,250,002         $40,023,648         $3,588,711
                                            ===========       ===========         ===========         ==========
  12/31/07..............................    $23,000,045       $ 1,410,003         $35,932,876         $7,994,741
                                            ===========       ===========         ===========         ==========

                                              BlackRock        BlackRock           BlackRock          BlackRock
                                            High Income        Large Cap         Money Market       Total Return
                                             Portfolio      Core Portfolio         Portfolio          Portfolio
-------------------------------------------------------------------------------------------------------------------
Ordinary income
  12/31/08..............................     $3,878,795       $ 3,593,065         $ 8,808,562         $6,178,111
  12/31/07..............................      4,395,859         4,210,691          15,124,162          5,378,422
-------------------------------------------------------------------------------------------------------------------
Long-term capital gain
  12/31/08..............................             --         2,807,859               2,528                 --
  12/31/07..............................             --        38,204,270                  --                 --
-------------------------------------------------------------------------------------------------------------------
Total
  12/31/08..............................     $3,878,795       $ 6,400,924         $ 8,811,090         $6,178,111
                                             ==========       ===========         ===========         ==========
  12/31/07..............................     $4,395,859       $42,414,961         $15,124,162         $5,378,422
                                             ==========       ===========         ===========         ==========

As of December 31, 2008, the tax components of accumulated earnings (losses) were as follows:

                                             BlackRock          BlackRock          BlackRock          BlackRock
                                          Balanced Capital     Fundamental     Global Allocation      Government
                                             Portfolio      Growth Portfolio       Portfolio       Income Portfolio
-------------------------------------------------------------------------------------------------------------------
Undistributed net
  ordinary income.......................  $     573,965     $      31,981        $  2,196,286         $1,192,626
Capital loss
  carryforwards.........................    (28,841,298)      (97,508,437)                 --                 --
Net unrealized
  gains (losses)........................   (119,102,547)      (44,208,683)        (43,684,459)         5,123,273
                                          -------------     -------------        ------------         ----------
Total accumulated
  net earnings
  (losses)..............................  $(147,369,880)    $(141,685,139)       $(41,488,173)        $6,315,899
                                          =============     =============        ============         ==========

                                              BlackRock        BlackRock           BlackRock          BlackRock
                                            High Income        Large Cap         Money Market       Total Return
                                             Portfolio      Core Portfolio         Portfolio          Portfolio
-------------------------------------------------------------------------------------------------------------------
Undistributed net
  ordinary income.......................             --      $    440,192             $22,525       $    398,628
Capital loss
  carryforwards.........................   $(33,300,218)      (17,479,224)                 --         (1,182,435)
Net unrealized
  gains (losses)........................    (16,493,088)      (51,017,551)                 --        (16,470,651)
                                           ------------      ------------             -------       ------------
Total accumulated
  net earnings
  (losses)..............................   $(49,793,306)     $(68,056,583)            $22,525       $(17,254,458)
                                           ============      ============             =======       ============

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain options, futures and foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, accounting for swap agreements, book/tax differences in the accrual of income on securities in default, the deferral of post-October capital losses for tax purposes, the classification of investments, the timing and recognition of partnership income, book/tax difference on investments in passive foreign investment companies and other book/tax temporary differences.

As of December 31, 2008, the Portfolios had capital loss carry forwards available to offset future realized gains through the indicated expiration dates:

                              BlackRock          BlackRock          BlackRock          BlackRock
                           Balanced Capital     Fundamental     Global Allocation      Government
Expires December 31,          Portfolio      Growth Portfolio       Portfolio       Income Portfolio
----------------------------------------------------------------------------------------------------
2009 ....................             --                 --            --                  --
2010 ....................             --        $61,514,097            --                  --
2011 ....................    $18,456,704         35,877,169            --                  --
2012 ....................             --                 --            --                  --
2013 ....................             --                 --            --                  --
2014 ....................             --                 --            --                  --
2015 ....................             --                 --            --                  --
2016 ....................     10,384,594            117,171            --                  --
                             -----------        -----------           ---                 ---
Total ...................    $28,841,298        $97,508,437            --                  --
                             ===========        ===========           ===                 ===

                              BlackRock          BlackRock          BlackRock         BlackRock
                             High Income         Large Cap        Money Market       Total Return
Expires December 31,          Portfolio       Core Portfolio        Portfolio         Portfolio
----------------------------------------------------------------------------------------------------
2009 ....................    $ 8,474,548                 --            --                      --
2010 ....................     10,420,967                 --            --                      --
2011 ....................      9,089,143                 --            --                      --
2012 ....................             --                 --            --                      --
2013 ....................      1,975,092                 --            --                      --
2014 ....................        664,870                 --            --             $   455,164
2015 ....................             --                 --            --                      --
2016 ....................      2,675,598        $17,479,224            --                 727,271
                             -----------        -----------           ---             -----------
Total ...................    $33,300,218        $17,479,224            --             $ 1,182,435
                             ===========        ===========           ===             ===========

7. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios' exposure to credit and counterparty risks with respect to these financial assets is approximated by their value as recorded in the Portfolios' Statements of Assets and Liabilities.

As of December 31, 2008, BlackRock Global Allocation Portfolio had the following unaudited industry classifications:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                      Long-Term
Industry                                                             Investments
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels..................................             8%
Pharmaceuticals..............................................             6
Diversified Telecommunication Services.......................             4
Insurance....................................................             4
Commercial Banks.............................................             3
Metals & Mining..............................................             3
Wireless Telecommunication Services..........................             3
Diversified Financial Services...............................             2
Electric Utilities...........................................             2
Food Products................................................             2
Health Care Equipment & Supplies.............................             2
Health Care Providers & Services.............................             2
Industrial Conglomerates.....................................             2
Road & Rail .................................................             2
Aerospace & Defense .........................................             1
Beverages....................................................             1
Capital Markets .............................................             1
Chemicals ...................................................             1
Communications Equipment.....................................             1
Computers & Peripherals......................................             1
Construction & Engineering...................................             1
Energy Equipment & Services..................................             1
Food & Staples Retailing.....................................             1
Hotels, Restaurants & Leisure ...............................             1
Household Products...........................................             1
Independent Power Producers &
  Energy Traders.............................................             1
Media .......................................................             1
Real Estate Management & Development.........................             1
Semiconductors & Semiconductor
  Equipment..................................................             1
Software.....................................................             1
Tobacco......................................................             1
Trading Companies & Distributors.............................             1
Other*.......................................................            37
--------------------------------------------------------------------------------

* Includes U.S. Government Obligations, Foreign Government Obligations, and Structured Notes.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

8. Capital Share Transactions:

Transactions in shares were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                              BlackRock                    BlackRock                    BlackRock                 BlackRock
                           Balanced Capital               Fundamental              Global Allocation          Government Income
                              Portfolio                 Growth Portfolio                Portfolio                  Portfolio
                      --------------------------    ------------------------     ------------------------  ------------------------
Year Ended
December 31, 2008       Shares         Amount        Shares       Amount          Shares        Amount       Shares       Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold ........     128,095   $   1,772,856     198,196   $   5,009,985     1,226,926  $  21,168,484   1,371,774  $ 14,667,072
Shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions ...   1,774,777      19,700,021      75,988       1,250,002     3,406,268     40,023,648     281,550     4,012,617
                      ----------   -------------  ----------   -------------     ---------  -------------  ----------  ------------
Total issued .......   1,902,872      21,472,877     274,184       6,259,987     4,633,194     61,192,132   1,653,324    18,679,689
Shares redeemed ....  (5,794,908)    (83,091,231) (1,078,780)    (25,073,201)   (2,069,751)   (32,979,321) (2,935,639)  (33,307,419)
                      ----------   -------------  ----------   -------------     ---------  -------------  ----------  ------------
Net increase
   (decrease) ......  (3,892,036)  $ (61,618,354)   (804,596)  $ (18,813,214)    2,563,443  $  28,212,811  (1,282,315) $(14,627,730)
                      ==========   =============  ==========   =============     =========  =============  ==========  ============

------------------------------------------------------------------------------------------------------------------------------------
                               BlackRock                   BlackRock                     BlackRock                 BlackRock
                         High Income Portfolio      Large Cap Core Portfolio      Money Market Portfolio    Total Return Portfolio
                      --------------------------    ------------------------     ------------------------  ------------------------
Year Ended
December 31, 2008       Shares         Amount        Shares       Amount          Shares        Amount       Shares       Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold ........   1,530,498   $   6,237,147     186,885   $   3,845,730   105,151,067  $ 105,151,067   2,060,300  $ 22,972,048
Shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions ...     684,459       3,923,008     475,905       6,400,924     8,811,090      8,811,090     521,908     5,968,562
                      ----------   -------------  ----------   -------------     ---------  -------------  ----------  ------------
Total issued .......   2,214,957      10,160,155     662,790      10,246,654   113,962,157    113,962,157   2,582,208    28,940,610
Shares redeemed ....  (2,790,236)    (13,254,729) (2,515,657)    (49,950,526) (102,947,221)  (102,947,221) (1,767,430)  (19,265,365)
                      ----------   -------------  ----------   -------------     ---------  -------------  ----------  ------------
Net increase
   (decrease) ......    (575,279)  $  (3,094,574) (1,852,867)  $ (39,703,872)   11,014,936  $  11,014,936     814,778  $  9,675,245
                      ==========   =============  ==========   =============     =========  =============  ==========  ============

------------------------------------------------------------------------------------------------------------------------------------
                              BlackRock                     BlackRock                    BlackRock                 BlackRock
                          Balanced Capital                 Fundamental              Global Allocation          Government Income
                              Portfolio                 Growth Portfolio                 Portfolio                  Portfolio
                      --------------------------    ------------------------     ------------------------  ------------------------
Year Ended
December 31, 2007       Shares         Amount        Shares       Amount          Shares        Amount       Shares       Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold ........      69,544   $   1,143,127     103,945   $   2,809,025       893,344  $  16,526,894     246,671  $  2,740,765
Shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions ...   1,412,779      23,000,045      49,912       1,410,003     2,009,669     35,932,876     782,155     8,633,347
                      ----------   -------------  ----------   -------------     ---------  -------------  ----------  ------------
Total issued .......   1,482,323      24,143,172     153,857       4,219,028     2,903,013     52,459,770   1,028,826    11,374,112
Shares redeemed ....  (6,149,339)   (101,866,657) (1,532,678)    (38,729,273)   (1,958,783)   (36,063,286) (2,215,526)  (24,468,510)
                      ----------   -------------  ----------   -------------     ---------  -------------  ----------  ------------
Net increase
   (decrease) ......  (4,667,016)  $ (77,723,485) (1,378,821)  $ (34,510,245)      944,230  $  16,396,484  (1,186,700) $(13,094,398)
                      ==========   =============  ==========   =============     =========  =============  ==========  ============

------------------------------------------------------------------------------------------------------------------------------------
                               BlackRock                   BlackRock                     BlackRock                 BlackRock
                         High Income Portfolio      Large Cap Core Portfolio      Money Market Portfolio    Total Return Portfolio
                      --------------------------    ------------------------     ------------------------  ------------------------
Year Ended
December 31, 2007       Shares         Amount        Shares       Amount          Shares        Amount       Shares       Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold ........     753,743   $   4,296,104     173,873   $   4,519,902    81,627,306  $  81,627,306     316,431  $  3,591,603
Shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions ...     829,397       4,720,057   1,787,398      42,414,961    15,124,162     15,124,162     510,517     5,783,090
                      ----------   -------------  ----------   -------------     ---------  -------------  ----------  ------------
Total issued .......   1,583,140       9,016,161   1,961,271      46,934,863    96,751,468     96,751,468     826,948     9,374,693
Shares redeemed ....  (2,352,268)    (13,323,283) (1,477,269)    (39,215,602)  (98,247,863)   (98,247,863) (1,152,341)  (13,046,057)
                      ----------   -------------  ----------   -------------     ---------  -------------  ----------  ------------
Net increase
(decrease) .........    (769,128)  $  (4,307,122)    484,002   $   7,719,261    (1.496,395) $  (1,496,395)   (325,393) $ (3,671,364)
                      ==========   =============  ==========   =============     =========  =============  ==========  ============

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Concluded)
================================================================================

9. Federal Insurance:

The BlackRock Money Market Portfolio participates in the US Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program"). As a result of the Portfolio's participation in the Program, in the event the Portfolio's net asset value falls below $0.995 per share, shareholders in the Portfolio will have federal insurance of $1.00 per share up to the lesser of shareholders' balances in the Portfolio as of the close of business on September 19, 2008, or the remaining balances of such shareholder accounts as of the date the guarantee is triggered. Any increase in the number of shares in a shareholder's balance after the close of business on September 19, 2008 and any future investments after a shareholder has closed their account will not be guaranteed. As a participant of the Program, which expires April 30, 2009, the Portfolio has paid a participation fee of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.015% for the period December 19, 2008 through April 30, 2009 of the Portfolio's shares outstanding value as of September 19, 2008. The participation fee for the period September 19, 2008 to November 30, 2008 is included in miscellaneous on the Statement of Operations.

10. Subsequent Event:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Report of Independent Registered Public Accounting Firm
================================================================================

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Series Fund, Inc. (the "Fund") comprising BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the BlackRock Series Fund, Inc. as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey

February 26, 2009

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Officers and Directors
================================================================================

Non-Interested Directors(1)
--------------------------------------------------------------------------------

                                                                                            Number of
                                                                                            BlackRock-
                                              Length of                                   Advised Funds
Name, Address and      Position(s) Held      Time Served       Principal Occupation(s)    and Portfolios           Public
Year of Birth              with Fund       as a Director(2)    During Past Five Years        Overseen           Directorships
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez     Chairman of the       Since 2007       Formerly Director,          35 Funds              ACE Limited
40 East 52nd Street     Board, Director                        Vice Chairman and           103 Portfolios     (insurance company);
New York, NY 10022       and Member of                         Chief Financial Officer                          Eastman Chemical
1944                      the Audit                            of USX Corporation                              Company (chemical);
                          Committee                            (energy and steel                                RTI International
                                                               business) from 1991                            Metals, Inc. (metals);
                                                               to 2001.                                          TYCO Electronics
                                                                                                                 (electronics)
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss           Vice Chairman of      Since 1999       1997; Director, Michael     35 Funds                 Watson
40 East 52nd Street    the Board, Chairman                     J. Fox Foundation for       103 Portfolios     Pharmaceutical Inc.
New York, NY 10022        of the Audit                         Parkinson's Research
1941                     Committee and                         since 2000; Formerly
                           Director                            Director of BTG
                                                               International Plc (a
                                                               global technology
                                                               commercialization
                                                               company) from 2001 to
                                                               2007.
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha         Director            Since 2002       Director, The China         35 Funds                  None
40 East 52nd Street                                            Business Group, Inc.        103 Portfolios
New York, NY 10022                                             (consulting firm) since
1944                                                           1996 and formerly
                                                               Executive Vice President
                                                               thereof from 1996 to
                                                               2003; Chairman of the
                                                               Board, Berkshire Holding
                                                               Corporation since 1980.
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond             Director            Since 2007       Formerly Trustee and        35 Funds                  None
40 East 52nd Street                                            Member of the Governance    103 Portfolios
New York, NY 10022                                             Committee, State Street
1946                                                           Research Mutual Funds
                                                               from 1997 to 2005;
                                                               Formerly Board Member of
                                                               Governance, Audit and
                                                               Finance Committee, Avaya
                                                               Inc. (computer
                                                               equipment) from 2003 to
                                                               2007.
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton          Director            Since 2002       Managing General            35 Funds              Knology, Inc.
40 East 52nd Street                                            Partner, The Burton         103 Portfolios     (telecommunications);
New York, NY 10022                                             Partnership, LP (an                              Capital Southwest
1944                                                           investment partnership)                             (financial)
                                                               since 1979; Managing
                                                               General Partner, The
                                                               South Atlantic Venture
                                                               Funds since 1983; Member
                                                               of the Investment
                                                               Advisory Council of the
                                                               Florida State Board of
                                                               Administration from 2001
                                                               to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Honorable Stuart E.       Director            Since 2007       Partner and Head of         35 Funds              Alcatel-Lucent
Eizenstat                                                      International Practice,     103 Portfolios     (telecommunications);
40 East 52nd Street                                            Covington and Burling                             Global Specialty
New York, NY 10022                                             (law firm) since 2001;                              Metallurgical
1943                                                           International Advisory                             (metallurgical
                                                               Board Member, The Coca                                industry);
                                                               Cola Company since 2002;                            UPS Corporation
                                                               Advisory Board Member BT                          (delivery service)
                                                               Americas
                                                               (telecommunications)
                                                               since 2004; Member of
                                                               the Board of Directors,
                                                               Chicago Climate Exchange
                                                               (environmental) since
                                                               2006; Member of the
                                                               International Advisory
                                                               Board GML (energy) since
                                                               2003.
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Non-Interested Directors(1) (Concluded)
--------------------------------------------------------------------------------

                                                                                            Number of
                                                                                            BlackRock-
                                              Length of                                   Advised Funds
Name, Address and      Position(s) Held      Time Served       Principal Occupation(s)    and Portfolios           Public
Year of Birth              with Fund       as a Director(2)    During Past Five Years        Overseen           Directorships
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot          Director            Since 2005       Professor, Harvard             35 Funds               None
40 East 52nd Street                                            University since 1992.      103 Portfolios
New York, NY 10022
1957
------------------------------------------------------------------------------------------------------------------------------------
John F. O'Brien           Director            Since 2005       Trustee, Woods Hole            35 Funds           Cabot Corporation
40 East 52nd Street                                            Oceanographic Institute     103 Portfolios        (chemicals); LKQ
New York, NY 10022                                             since 2003; Formerly                              Corporation (auto
1943                                                           Director, Allmerica                             parts manufacturing);
                                                               Financial Corporation                            TJX Companies, Inc.
                                                               from 1995 to 2003;                                   (retailer)
                                                               Formerly Director,
                                                               ABIOMED from 1989 to
                                                               2006; Formerly Director,
                                                               Ameresco, Inc. (energy
                                                               solutions company) from
                                                               2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo       Director            Since 2002       Shareholder, Modrall,          35 Funds               None
40 East 52nd Street                                            Sperling, Roehl, Harris     103 Portfolios
New York, NY 10022                                             & Sisk, P.A. (law firm)
1942                                                           since 1993; Chairman of
                                                               the Board, Cooper's
                                                               Inc., (retail) since
                                                               2000; Director of ECMC
                                                               Group (service provider
                                                               to students, schools and
                                                               lenders) since 2001;
                                                               President, The American
                                                               Law Institute,
                                                               (non-profit), since
                                                               2008; Formerly
                                                               President, American Bar
                                                               Association from 1995 to
                                                               1996.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid           Director            Since 2007       Self-employed consultant       35 Funds               None
40 East 52nd Street                                            since 2001; Director and    103 Portfolios
New York, NY 10022                                             Secretary, SCB, Inc.
1945                                                           (holding company) since
                                                               1998; Director and
                                                               Secretary, SCB Partners,
                                                               Inc. (holding company)
                                                               since 2000; Formerly
                                                               Director, Covenant House
                                                               (non-profit) from 2001 to
                                                               2004.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh            Director            Since 2003       Director, National             35 Funds               None
40 East 52nd Street                                            Museum of Wildlife Art      103 Portfolios
New York, NY 10022                                             since 2007; Director,
1941                                                           Ruckleshaus Institute
                                                               and Haub School of
                                                               Natural Resources at the
                                                               University of Wyoming
                                                               from 2006 to 2008;
                                                               Trustee, University of
                                                               Wyoming Foundation since
                                                               2008; Director, The
                                                               American Museum of Fly
                                                               Fishing since 1997;
                                                               Formerly Director, The
                                                               National Audubon Society
                                                               from 1998 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West          Director and         Since 2007       Dean Emeritus, New York        35 Funds          Bowne & Co., Inc.
40 East 52nd Street     Member of the                          University's Leonard N.     103 Portfolios     (financial printers);
New York, NY 10022     Audit Committee                         Stern School of Business                        Vornado Realty Trust
1938                                                           Administration since                           (real estate company);
                                                               1995.                                          Alexander's Inc. (real
                                                                                                                 estate company)
------------------------------------------------------------------------------------------------------------------------------------
(1)  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

(2)  Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc. ("BlackRock") in September
     2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in
     2007. As a result, although the chart shows directors as joining the Fund's board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R.
     Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O'Brien since 2004; Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003;
     Fred G. Weiss since 1998; and Richard R. West since 1978.
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Interested Directors(1)
--------------------------------------------------------------------------------

                                                                                            Number of
                                                                                            BlackRock-
                                              Length of                                   Advised Funds
Name, Address and      Position(s) Held      Time Served       Principal Occupation(s)    and Portfolios           Public
Year of Birth              with Fund       as a Director       During Past Five Years        Overseen           Directorships
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis          Director            Since 2007       Managing Director,             174 Funds              None
40 East 52nd Street                                            BlackRock, Inc. since       286 Portfolios
New York, NY 10022                                             2005; Formerly Chief
1945                                                           Executive Officer, State
                                                               Street Research &
                                                               Management Company from
                                                               2000 to 2005; Formerly
                                                               Chairman of the Board of
                                                               Trustees, State Street
                                                               Research Mutual Funds
                                                               from 2000 to 2005;
                                                               Formerly Chairman, SSR
                                                               Realty from 2000 to 2004
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink          Director            Since 2007       Chairman and Chief             35 Funds               None
40 East 52nd Street                                            Executive Officer of        103 Portfolios
New York, NY 10022                                             BlackRock, Inc. since
1952                                                           its formation in 1998
                                                               and of BlackRock, Inc.'s
                                                               predecessor entities
                                                               since 1988 and Chairman
                                                               of the Executive and
                                                               Management Committees;
                                                               Formerly Managing
                                                               Director, The First
                                                               Boston Corporation,
                                                               Member of its Management
                                                               Committee, Co-head of
                                                               its Taxable Fixed Income
                                                               Division and Head of its
                                                               Mortgage and Real Estate
                                                               Products Group; Chairman
                                                               of the Board of several
                                                               of BlackRock's
                                                               alternative investment
                                                               vehicles; Director of
                                                               several of BlackRock's
                                                               offshore funds; Member
                                                               of the Board of Trustees
                                                               of New York University,
                                                               Chair of the Financial
                                                               Affairs Committee and a
                                                               member of the Executive
                                                               Committee, the Ad Hoc
                                                               Committee on Board
                                                               Governance, and the
                                                               Committee on Trustees;
                                                               Co-Chairman of the NYU
                                                               Hospitals Center Board
                                                               of Trustees, Chairman of
                                                               the Development/Trustee
                                                               Stewardship Committee
                                                               and Chairman of the
                                                               Finance Committee;
                                                               Trustee, The Boys' Club
                                                               of New York.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay              Director            Since 2007       Formerly Consultant,           174 Funds              None
40 East 52nd Street                                            BlackRock, Inc. from        286 Portfolios
New York, NY 10022                                             2007 to 2008; Formerly
1947                                                           Managing Director,
                                                               BlackRock, Inc. from
                                                               1989 to 2007; Formerly
                                                               Chief Administrative
                                                               Officer, BlackRock
                                                               Advisors, LLC from 1998
                                                               to 2007; Formerly
                                                               President of BlackRock
                                                               Funds and BlackRock Bond
                                                               Allocation Target Shares
                                                               from 2005 to 2007 and
                                                               Treasurer of certain
                                                               closed-end funds in the
                                                               BlackRock fund complex
                                                               from 1989 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
(1)  Messrs. Davis and Fink are both "interested persons," as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Fund Officers(1)
--------------------------------------------------------------------------------


Name, Address and         Position(s) Held                Length of
Year of Birth             with Fund                      Time Served           Principal Occupation(s) During Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke           Fund President                Since 2007            Managing Director of BlackRock, Inc. since 2006;
40 East 52nd Street       and Chief                                           Formerly Managing Director of Merrill Lynch
New York, NY 10022        Executive Officer                                   Investment Managers, L.P. ("MLIM") and Fund Asset
1960                                                                          Management, L.P. ("FAM") in 2006, First Vice
                                                                              President thereof from 1997 to 2005, Treasurer
                                                                              thereof from 1999 to 2006 and Vice President
                                                                              thereof from 1990 to 1997.
--------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley          Vice President                Since 2007            Managing Director of BlackRock, Inc. since 2000;
40 East 52nd Street                                                           Chief Operating Officer of BlackRock's U.S. Retail
New York, NY 10022                                                            Group since 2006; Formerly Head of BlackRock's
1962                                                                          Mutual Fund Group from 2000 to 2006.
--------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews           Chief Financial               Since 2007            Managing Director of BlackRock, Inc. since 2006;
40 East 52nd Street       Officer                                             Formerly Senior Vice President and Line of
New York, NY 10022                                                            Business Head of Fund Accounting and
1966                                                                          Administration at PNC Global Investment Servicing
                                                                              (U.S.) Inc. (formerly PFPC Inc.) from 1992 to
                                                                              2006.
--------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife               Treasurer                     Since 2007            Managing Director of BlackRock, Inc. since 2007
40 East 52nd Street                                                           and Director in 2006; Formerly Assistant Treasurer
New York, NY 10022                                                            of the MLIM/FAM advised funds from 2005 to 2006;
1970                                                                          Director of MLIM Fund Services Group from 2001 to
                                                                              2006.
--------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan         Chief Compliance              Since 2007            Chief Compliance Officer of the BlackRock-advised
40 East 52nd Street       Officer of the                                      Funds since 2007; Managing Director and Senior
New York, NY 10022        Fund                                                Counsel of BlackRock, Inc. since 2005; Formerly
1959                                                                          Director and Senior Counsel of BlackRock Advisors,
                                                                              Inc. from 2001 to 2004.
--------------------------------------------------------------------------------------------------------------------------------
Howard B. Surloff         Secretary                     Since 2007            Managing Director of BlackRock, Inc. and General
40 East 52nd Street                                                           Counsel of U.S. Funds at BlackRock, Inc. since
New York, NY 10022                                                            2006; Formerly General Counsel (U.S.) of Goldman
1965                                                                          Sachs Asset Management, L.P. from 1993 to 2006.
--------------------------------------------------------------------------------------------------------------------------------
(1)  Officers of the Fund serve at the pleasure of the Board of Directors.
--------------------------------------------------------------------------------------------------------------------------------

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

--------------------------------------------------------------------------------------------------------------------------------

================================================================================

Principal Office of the Fund
BlackRock Series Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

Custodian
For all Portfolios except BlackRock Global Allocation Portfolio:

The Bank of New York Mellon
New York, NY 10286

For BlackRock Global Allocation Portfolio:

Brown Brothers Harriman & Co.
Boston, MA 02109-3661

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie, Farr & Gallagher LLP
New York, NY 10019

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Privacy Principles
================================================================================

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments
================================================================================

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms NQ may also be obtained upon request, without charge, by calling (800) 441-7762.

--------------------------------------------------------------------------------

Availability of Proxy Voting Polices and Procedures
================================================================================

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) on www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

Availability of Proxy Voting Record
================================================================================

Information on how the Fund votes proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30, is available upon request and without charge (1) at www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC's website at http://www.sec.gov.

================================================================================

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, other than with respect to the Portfolio's participation in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds disclosed in this annual report. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

59828-AR-12/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Robert M. Hernandez
            Fred G. Weiss
            Richard R. West

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

------------------------------------------------------------------------------------------------------------------------------------
                              (a) Audit Fees         (b) Audit-Related Fees(1)        (c) Tax Fees(2)         (d) All Other Fees(3)
------------------------------------------------------------------------------------------------------------------------------------
                          Current       Previous      Current      Previous      Current       Previous      Current      Previous
                        Fiscal Year    Fiscal Year  Fiscal Year   Fiscal Year  Fiscal Year   Fiscal Year   Fiscal Year   Fiscal Year
   Entity Name              End            End           End          End          End            End          End           End
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced        $28,000        $25,500         $0            $0        $ 8,100        $8,100        $1,049        $1,042
Capital Portfolio
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental     $22,300        $24,200         $0            $0        $10,350        $11,048       $1,049        $1,042
Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Global          $24,300        $23,300         $0            $0        $18,000        $13,128       $1,049        $1,042
Allocation Portfolio
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Government      $33,300        $33,600         $0            $0        $ 8,100        $8,100        $1,049        $1,042
Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
BlackRock High Income     $23,300        $24,150         $0            $0        $ 8,100        $8,100        $1,049        $1,042
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap       $21,300        $23,300         $0            $0        $ 8,100        $8,100        $1,049        $1,042
Core Portfolio
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Money           $20,300        $22,400         $0            $0        $ 8,100        $8,100         $749          $743
Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Total           $25,300        $23,100         $0            $0        $ 8,100        $8,100        $1,049        $1,042
Return Portfolio
------------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

      The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

      Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.


(e)(2) None of the services described in each of Items 4(b) through
(d) were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates' Aggregate Non-Audit Fees:

-------------------------------------------------------------------------------
                                             Current Fiscal    Previous Fiscal
          Entity Name                           Year End          Year End
-------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio            $414,149          $293,642
-------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio          $416,399          $296,590
-------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio           $424,049          $298,670
-------------------------------------------------------------------------------
BlackRock Government Income Portfolio           $414,149          $293,642
-------------------------------------------------------------------------------
BlackRock High Income Portfolio                 $414,149          $293,642
-------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio              $414,149          $293,642
-------------------------------------------------------------------------------
BlackRock Money Market Portfolio                $413,849          $293,343
-------------------------------------------------------------------------------
BlackRock Total Return Portfolio                $414,149          $293,642
-------------------------------------------------------------------------------

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $405,000, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:      /s/ Donald C. Burke
         --------------------------------------
         Donald C. Burke
         Chief Executive Officer of
         BlackRock Series Fund, Inc.

Date: February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Donald C. Burke
         --------------------------------------
         Donald C. Burke
         Chief Executive Officer (principal executive officer) of
         BlackRock Series Fund, Inc.

Date: February 23, 2009

By:      /s/ Neal J. Andrews
         --------------------------------------
         Neal J. Andrews
         Chief Financial Officer (principal financial officer) of
         BlackRock Series Fund, Inc.

Date: February 23, 2009